    As filed with the Securities and Exchange Commission on July 1, 2002
                      Registration No. 33-54126; 811-7332

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      ----------------------------------
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 35           [X]
                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 39                   [X]
                       (Check appropriate box or boxes)

                      ----------------------------------

                        BARCLAYS GLOBAL INVESTORS FUNDS
                (formerly Barclays Global Investors Funds, Inc.)

               (Exact Name of Registrant as specified in Charter)
                               111 Center Street
                          Little Rock, Arkansas  72201
          (Address of Principal Executive Offices, including Zip Code)

      Registrant's telephone number, including area code:  (800) 643-9691

                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                          Little Rock, Arkansas  72201
                    (Name and Address of Agent for Service)

                                With a copy to:
                            Robert M. Kurucza, Esq.
                             Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                         2000 Pennsylvania Avenue, N.W.
                            Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):


   [X] Immediately upon filing pursuant          [_] on _________ pursuant
       to Rule 485(b), or                            to Rule 485(b)

   [_] 60 days after filing pursuant             [_] on _________ pursuant
       to Rule 485(a)(1), or                         to Rule 485(a)(1)

   [_] 75 days after filing pursuant             [_] on _________ pursuant
       to Rule 485(a)(2), or                         to Rule 485(a)(2)

If appropriate, check  the following box:

   [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS/JULY 1, 2002

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                             LifePath 2040

                                     LifePath 2030

                             LifePath 2020

                     LifePath 2010

             LifePath Income

LIFEPATH PORTFOLIOS

Class I Shares

The first mutual funds designed to provide comprehensive asset allocation strategies that adjust over time for the individual investor

                                                 BARCLAYS GLOBAL INVESTORS FUNDS

Table of Contents

LIFEPATH BASICS


         2 LifePath Overview

         3 LifePath Investment Objectives

         4 Principal Investment Strategies Common to All LifePath Portfolios

         7 Principal Investment Strategies for Each LifePath Portfolio

         8 Principal Risk Factors

        12 Investment Returns

        20 Fees and Expenses

LIFEPATH DETAILS


        21 The LifePath Investment Mission

        22 The LifePath Investment Model

        24 Principal Investments

        28 A Further Discussion of Risk

        29 Management of the Portfolios

        31 Shareholder Information

        38 Financial Highlights

LIFEPATH BASICS

LifePath Overview

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--------------------------------------------------------------------------------
Defining Terms

Your asset
allocation, or
investment mix,
is the
distribution of
your investments
among broad
classes
of assets:
stocks, bonds
and money market
instruments.

The LifePath Portfolios/1/ offer investors comprehensive asset allocation investment strategies tailored to the time when they expect to begin withdrawing assets.
Each Portfolio invests in a combination of stocks, bonds and short-term money market instruments in proportions suggested by its own comprehensive asset allocation strategy that gradually becomes more conservative as the year in the Portfolio's name approaches, except for the LifePath Income Portfolio (formerly the LifePath 2000 Fund) that is already in its most conservative phase.


/1/Each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the Portfolio. For simplicity's sake, all discussion of investment objectives, strategies and risks of a particular LifePath Portfolio refers also to the objectives, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the Portfolios to their Master Portfolios appears on page 37.

2 BARCLAYS GLOBAL INVESTORS FUNDS

LifePath Investment Objectives
--------------------------------------------------------------------------------
Defining Terms

Quantitatively
measured risk
gauges both the
frequency and
degree to which
an asset class
will perform
below the long-
term expected
average.

An investment's
time horizon
marks the point
when investors
plan to start
making net
withdrawals. As
a general rule,
investors with a
longer time
horizon have a
greater
tolerance for
risk than
investors with a
shorter time
horizon. Long-
term investors
are more likely
to accept a
greater risk of
short-term loss
for the
opportunity
of achieving
greater
long-term gains.

Each Portfolio seeks to maximize assets for retirement or other purposes, consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. Each Portfolio has its own time horizon which affects the acceptable risk level of the Portfolio and, in turn, its asset allocation.

Specifically:

.. LifePath Income Portfolio is managed for investors seeking income and moderate long-term growth of capital.

.. LifePath 2010 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

.. LifePath 2020 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

.. LifePath 2030 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

.. LifePath 2040 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

  Each Portfolio's investment objective may be changed by the Portfolio's Board of Trustees without shareholder approval.

                                                               LIFEPATH BASICS 3

Principal Investment Strategies Common to All LifePath Portfolios

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--------------------------------------------------------------------------------
Defining Terms

Indexes are
composed of
groups of
securities
chosen to
represent an
entire stock or
bond market, or
a major market
segment. Indexes
may include
securities that
meet objective
criteria, such
as foreign,
industry sector
or company size.
Including a
security in an
index means
merely that it
has satisfied
the selection
criteria. It
implies no
expectationabout
performance.

The LifePath Portfolios pursue a common strategy of allocating and reallocating investments among stocks, bonds and money market instruments. The Portfolios with longer time horizons invest more of their assets in stocks to provide a greater opportunity for capital appreciation over the long-term. The Portfolios with shorter time horizons invest more heavily in bonds and money market instruments to reduce risk and price volatility. The Portfolios with shorter time horizons also have lower expected returns than the Portfolios with longer time horizons.

The strategies go further, allocating assets among 16 indexes within investment classes. Some of the indexes are well-known broad-based market indexes, such as the S&P 500 Index* of large company stocks. Others were specifically created by Barclays Global Investors, N.A. (BGI) to reflect a particular market segment, such as the smallest 5% of publicly traded companies. Some of these indexes consist of intermediate- and long-term bonds, including investment grade, corporate debt and government obligations. And some of these indexes include foreign securities. The Portfolios also may invest in money market instruments. This broad

*S&P does not sponsor, endorse, sell or promote the LifePath Portfolios or their Master Portfolios, nor are they affiliated in any way with BGI or BGFA.

4 BARCLAYS GLOBAL INVESTORS FUNDS
diversification is designed to produce the highest expected returns for a given level of risk. Expected returns do not necessarily translate into actual returns.

Asset Allocation Decisions
In buying securities for each Portfolio, Barclays Global Fund Advisors (BGFA), the Portfolios' Investment Adviser, does not select individual companies. Instead, BGFA uses an investment model that focuses on selecting a mix of indexes by measuring their risk level and expected returns based on a proprietary set of criteria that analyzes extensive financial and economic data (such as market interest rates and inflation data), as well as risk correlation and expected return statistics. The Portfolios then allocate a portion of their assets to money market instruments and to each index appropriate for each individual Portfolio. Where feasible, the Portfolios buy all the securities that comprise the index; otherwise the Portfolios buy a representative sample of the securities. The Portfolios seek to match the index's return as closely as possible. The Portfolios focus on the selection of indexes or asset classes and do not try to avoid individual underperforming securities investments nor do they try to pick individual investments that might outperform the index.

This strategy stems from the belief that asset allocation decisions--for example, choosing between stocks and bonds--matter more to overall investment performance than individual security selection--which particular stock or bond you choose.

 Risk Tolerance

 Two general rules of investing have shaped the Portfolios' strategies:

..Higher investment returns usually go hand-in-hand with higher risk. Put another way, the greater an investment's potential return, the greater its potential loss. Historically, for example, stocks have out performed bonds, but the worst year for stocks on record was much worse than the worst year for bonds.

..The longer the investors' time horizon, the greater their risk tolerance;
 their investments have more time to recoup losses.

                                                               LIFEPATH BASICS 5

The LifePath Portfolios with longer time horizons take more risks. This assumption of greater risks is linked with these Portfolios' pursuit of greater returns. As each Portfolio approaches its time horizon, and its investors have less time to recover from market declines, the Portfolio systematically reduces the level of risk. This systematic shift toward more conservative investments is designed to help stabilize the value of your LifePath investment as the time nears for you to begin drawing on it.

BGFA's investment model does not limit the analysis to long-term expectations. The Portfolios also take into account short-term market conditions. If conditions in a market have increased risk levels of an investment class or index to a point that its risk levels do not justify its expected returns, the Portfolios will not allocate as much of their assets to it as they otherwise might. Additionally, the Portfolios may reduce their allocation to an investment class or index, even when risks have not increased, because its expected return has fallen. This usually happens because prices have risen to the point that the potential for further gains appears limited.

After a Portfolio Reaches Its Time Horizon
By the time a Portfolio reaches the decade identified by its name, it has reached its least aggressive state in terms of building capital (the LifePath Income Portfolio has already entered this state). This does not mean that it invests exclusively in money market instruments. Rather, because BGFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, the Portfolio continues to allocate a portion of its assets to stocks and bonds, in addition to money market instruments. On average, BGFA expects that about 35% of the Portfolio's assets will be invested in stocks, with the rest in bonds and money market instruments.

6 BARCLAYS GLOBAL INVESTORS FUNDS

Principal Investment Strategies for Each LifePath Portfolio

.. LifePath Income Portfolio is designed to maintain the lowest risk levels of all the LifePath Portfolios. On average, BGFA expects that about 35% of this Portfolio's assets will be invested in stocks, with the rest in bonds and money market instruments. The LifePath Income Portfolio continues to allocate a portion of its assets to stocks and bonds in addition to money market instruments, because we believe that most investors are still willing to take some risks in pursuing returns even while drawing on their investments.

.. LifePath 2010 Portfolio is designed to produce high total return for investors expecting to begin withdrawing assets around the year 2010. As of February 28, 2002, the LifePath 2010 Portfolio held about 59% of its assets in stocks, 40% of its assets in bonds, and the rest of its assets in money market instruments. As the year 2010 approaches, the Portfolio will increasingly resemble the LifePath Income Portfolio.

.. LifePath 2020 Portfolio is designed to produce high total return for investors expecting to begin withdrawing assets around the year 2020. As of February 28, 2002, the LifePath 2020 Portfolio held about 72% of its assets in stocks, 26% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

.. LifePath 2030 Portfolio is designed to produce high total return for investors expecting to begin withdrawing assets around the year 2030. As of February 28, 2002, the LifePath 2030 Portfolio held about 83% of its assets in stocks, 16% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

.. LifePath 2040 Portfolio is designed to produce high total return for investors expecting to begin withdrawing assets around the year 2040. As of February 28, 2002, the LifePath 2040 Portfolio held about 95% of its assets in stocks, 4% of its assets in bonds, and a small portion of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.
                                                               LIFEPATH BASICS 7

Principal Risk Factors

[LOGO OF SPEEDING AUTO APPEARS HERE]

Each Portfolio has a different level of risk and the amount of risk is reflected in its name. The Portfolios with shorter time horizons (LifePath Income and LifePath 2010, for instance) will tend to be less risky and have lower expected returns than the Portfolios with longer time horizons (LifePath 2030 and LifePath 2040).

Each of the LifePath Portfolios presents each of the Risk Factors described. Depending on the LifePath Portfolio's time horizon, it presents these Risk Factors to varying degrees. For example, to the extent a Portfolio emphasizes stocks, such as the LifePath 2040 Portfolio, it presents a higher degree of Stock Investment Risk. Conversely, to the extent a Portfolio emphasizes bonds, such as the LifePath Income Portfolio, it presents a higher degree of Bond Investment Risk. The value of your investment in a Portfolio is based on the value of the underlying stocks and value of the underlying bonds and other securities in which the Portfolio invests. As with any investments, your investment in the LifePath Portfolios could lose money or the Portfolios' performance could trail that of other alternative investments.

Stock Investment Risk

The LifePath Portfolios are subject to the risks of stock investing. These include both short-term and prolonged price declines. Mid- to small-cap stocks tend to present greater risks than large-cap stocks because they are generally more volatile and can be less liquid. Because the Portfolios do not select individual companies within each index, the Portfolios may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid.

8 BARCLAYS GLOBAL INVESTORS FUNDS

--------------------------------------------------------------------------------
Defining Terms

Credit Risk is
the risk that
the borrower
that issued a
bond may not
repay principal
or interest
when due.

Interest Rate
Risk is the
chance that bond
prices will
decline over
short or even
long periods due
to rising
interest rates.

Mortgage-backed
securities
represent
interests in or
instruments
backed by a pool
of loans secured
by mortgages,
and the
resulting cash
flow is used to
pay principal
and interest on
the securities.

Bond Investment Risk

The bonds held by the Portfolios are subject to the risks of fixed income investing. Although these risks include short-term and prolonged price declines, such price declines in the bond market have historically been less severe than stock declines. Because the Portfolios do not select individual bonds within each index, the Portfolios may hold bonds that an investment adviser researching individual bond issuers might seek to avoid.

Credit Risk. Bonds also face credit risk. US Treasury bonds have minimal credit risk because they are backed by the US government's full faith and credit. However, not all securities issued by government agencies are backed by the government's full faith and credit. Additionally, corporate bonds are subject to greater credit risk than US government bonds.

Interest Rate Risk. All bonds, including those issued by the government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates go up, bond prices tend to fall; when rates fall, prices tend to rise. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. Each Portfolio may also invest in mortgage-backed securities, which are also subject to prepayment risk and extension risk. The ability of an issuer of such a security to repay principal prior to a security's maturity or extend repayment longer than anticipated can cause duration changes and greater price volatility in response to interest rate changes.

Risks of Foreign Investment

The Portfolios invest in foreign securities, including emerging market investments, which are subject to additional risks. Foreign securities often trade on markets that have less reliable information available and lower transaction volumes than markets in the United States. Foreign stock and bond prices can be more volatile as a result of these and other factors. Investing in foreign markets can also be more expensive due to currency exchange costs, foreign withholding and other taxes, higher commissions on trades and higher custodial fees. Currencies may weaken relative to the US dollar, eroding the dollar value of investments denominated in foreign currencies.

                                                              LIFEPATH BASICS  9

Model Risk

Although the model used to manage the Portfolios' assets has been developed and refined over many years, neither the Portfolios nor BGFA can offer any assurance that the recommended allocation will either maximize returns or minimize risks. Nor can the Portfolios or BGFA offer assurance that a recommended allocation will prove the ideal allocation in all circumstances for every investor with a particular time horizon.

LifePath Portfolio investments are not bank deposits or obligations of BGFA or BGI. They are not guaranteed or endorsed by the Federal Deposit Insurance Corporation or any other government agency.

Differences Among Portfolios
The LifePath Income and the LifePath 2010 Portfolios are currently subject to the highest levels of Bond Investment Risk of all of the LifePath Portfolios. The LifePath 2020 Portfolio is currently subject to a significant level of Bond Investment Risk, but less than the LifePath Income and LifePath 2010 Portfolios. The LifePath 2030 and the LifePath 2040 Portfolios currently have the lowest levels of Bond Investment Risk, although they are not free of such risk altogether.

The LifePath 2040, LifePath 2030 and the LifePath 2020 Portfolios, in descending order, are subject to the highest levels of Stock Investment Risk and Foreign Investment Risk. The LifePath 2010 Portfolio also currently has a significant level of Stock Investment Risk and Foreign Investment Risk, but less than the LifePath 2040, LifePath 2030 and the LifePath 2020 Portfolios. The LifePath Income Portfolio currently has the lowest level of Stock Investment Risk and Foreign Investment Risk, although it is not free of such risks altogether.

All of the Portfolios are subject to Model Risk and the additional risks are described in the section "A Further Discussion of Risk" and in the Portfolios' Statement of Additional Information (SAI).

10 BARCLAYS GLOBAL INVESTORS FUNDS

Who May Want to Invest in LifePath Portfolios

Which Portfolio to Consider

In making your investment decision, you should keep in mind:

.. each Portfolio's investment strategy derives from the risk tolerance of average investors with a particular time horizon

.. the Portfolio's time horizon is based on the year in its name, except for the LifePath Income Portfolio that is designed for investors with short-term time horizons.

  Based strictly on statistical considerations, you would want to invest in the LifePath Portfolio corresponding to the year when you expect to begin withdrawing your investment (2010, 2020, etc.). But statistical considerations alone may not govern your investment decision, and the five LifePath Portfolios allow for that, too. If you are willing to assume greater risk in exchange for the possibility of higher returns, you might direct some or all of your assets to a LifePath Portfolio with a longer time horizon. If you desire a more conservative investment, and are willing to forego some potential returns, you might direct some or all of your assets to a LifePath Portfolio with a shorter time horizon. The final choice is yours.

                                                              LIFEPATH BASICS 11

Investment Returns

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Total Returns

The bar charts and tables in this section provide some indication of the risks of investing in the Portfolios by showing the changes in their performance from year to year. The bar charts show the returns for each Portfolio for each full calendar year since inception. The average annual total return tables (before and after taxes) compare each Portfolio's average annual total return with the return of a corresponding index for one and five years and since inception. The performance information shown in both the bar charts and tables for periods before March 26, 1996 (the date the Barclays Global Investors Funds' LifePath Portfolios commenced operations) shows the performance of the Institutional Class shares of the predecessor funds.* The LifePath Portfolios are successors to the assets of the predecessor funds. The predecessor funds commenced operations on March 1, 1994, invested in the LifePath Master Portfolios and had the same investment objectives, strategies, policies and risk considerations as the Portfolios.

How the Portfolios and the predecessor funds performed in the past is not an indication of how the LifePath Portfolios will perform in the future.

                             [GRAPH APPEARS HERE]
                       LIFEPATH INCOME (CLASS I SHARES)
                             YEAR-BY-YEAR RETURNS

                        FYE   1995              17.38%
                        FYE   1996               6.33%
                        FYE   1997              10.71%
                        FYE   1998              10.49%
                        FYE   1999               4.85%
                        FYE   2000               4.73%
                        FYE   2001               3.60%

The LifePath Income Portfolio's year-to-date return as of March 31, 2002 was -0.02%.
The highest and lowest quarterly returns for the LifePath Income Portfolio for the calendar years above are listed below:

      Highest Quarterly                                    Lowest Quarterly
      Return: 2nd Qtr '97                                  Return: 3rd Qtr '99
             5.54%                                               --0.38%

*The predecessor funds were the Stagecoach Trust LifePath Funds, which are now known as the Wells Fargo Funds Trust Outlook Funds.

BARCLAYS GLOBAL INVESTORS FUNDS 2

                         [GRAPH APPEARS HERE]
                   LIFEPATH 2010 (CLASS I SHARES)
                   YEAR-BY-YEAR RETURNS
                             '95      23.98%
                             '96      10.74%
                             '97      16.60%
                             '98      16.04%
                             '99       9.48%
                             '00       0.71%
                             '01      -0.75%

The LifePath 2010 Portfolio's year-to-date return as of March 31, 2002 was
0.37%.
The highest and lowest quarterly returns for the LifePath 2010 Portfolio for the calendar years above are listed below:

      Highest Quarterly                                    Lowest Quarterly
      Return: 4th Qtr '98                                  Return: 3rd Qtr '01
            10.12%                                               -4.36%


                         [GRAPH APPEARS HERE]
                   LIFEPATH 2020 (CLASS I SHARES)
                   YEAR-BY-YEAR RETURNS
                                '95      27.50%
                                '96      13.57%
                                '97      21.21%
                                '98      19.97%
                                '99      14.12%
                                '00      -3.74%
                                '01      -6.42%

The LifePath 2020 Portfolio's year-to-date return as of March 31, 2002 was
0.39%.
The highest and lowest quarterly returns for the LifePath 2020 Portfolio for the calendar years above are listed below:

      Highest Quarterly                                    Lowest Quarterly
      Return: 4th Qtr '98                                  Return: 3rd Qtr '01
            14.61%                                               -9.05%

                                                            LIFEPATH BASICS  13

                         [GRAPH APPEARS HERE]
                   LIFEPATH 2030 (CLASS I SHARES)
                   YEAR-BY-YEAR RETURNS
                                '95      31.15%
                                '96      15.62%
                                '97      24.50%
                                '98      22.72%
                                '99      16.85%
                                '00      -5.65%
                                '01      -9.94%

The LifePath 2030 Portfolio's year-to-date return as of March 31, 2002 was
0.59%.
The highest and lowest quarterly returns for the LifePath 2030 Portfolio for the calendar years above are listed below:

      Highest Quarterly                                    Lowest Quarterly
      Return: 4th Qtr '98                                  Return: 3rd Qtr '01
            18.02%                                               -11.97%

                         [GRAPH APPEARS HERE]
                   LIFEPATH 2040 (CLASS I SHARES)
                   YEAR-BY-YEAR RETURNS
                                '95      32.54%
                                '96      18.65%
                                '97      26.85%
                                '98      25.58%
                                '99      21.38%
                                '00      -9.71%
                                '01     -13.41%

The LifePath 2040 Portfolio's year-to-date return as of March 31, 2002 was
0.63%.
The highest and lowest quarterly returns for the LifePath 2040 Portfolio for the calendar years above are listed below:

      Highest Quarterly                                    Lowest Quarterly
      Return: 4th Qtr '98                                  Return: 3rd Qtr '01
            21.72%                                               -14.98%

14  BARCLAYS GLOBAL INVESTORS FUNDS

-----------------------------------------------------------------------
 LIFEPATH INCOME AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)

                                                   SINCE INCEPTION
                      ONE YEAR      FIVE YEARS   (MARCH 1, 1994)/(1)/
-----------------------------------------------------------------------
 LifePath Income
 Portfolio
  Return Before
  Taxes                 3.60%         6.83%              7.06%
  Return After
  Taxes on
  Distributions         2.16%         4.58%              4.97%
  Return After
  Taxes on
  Distributions
  and Sale of
  Fund Shares           2.29%         4.67%              4.86%
----------------------------------------------------------------------
 Wilshire 5000
 Index/(2)/
  (reflects no
  deduction for
  fees, expenses
  or taxes)           -10.97%         9.70%             12.99%
---------------------------------------------------------------------
 Lehman Brothers
 Aggregate Bond
 Index
  (reflects no
  deduction for
  fees, expenses
  or taxes)             8.44%         7.43%              7.10%
----------------------------------------------------------------------
 MSCI EAFE
 Index/(2)/
  (reflects no
  deduction for
  fees, expenses
  or taxes)           -21.44%         0.83%              2.65%
---------------------------------------------------------------------
 Salomon Brothers
 3-Month Treasury
 Bill Index/(2)/
  (reflects no
  deduction for
  fees, expenses
  or taxes)             4.09%         4.99%              4.93%
---------------------------------------------------------------------
 LifePath Income
 Benchmark/(3)/
  (reflects no
  deduction for
  fees, expenses
  or taxes)             3.53%         7.83%              8.26%
----------------------------------------------------------------------

/(1)/ The "since inception" date refers to the inception date of the predecessor fund. This column combines the performance of the predecessor fund since inception with the performance of the Portfolio since its inception date (i.e., the commencement of its operations on 3/26/96).
/(2)/ The addition of three market indices, the Wilshire 5000 Index, the MSCI
      EAFE Index, and the Salomon Brothers 3-Month Treasury Bill Index, along with Lehman Brothers Aggregate Index used in the past, will replace the LifePath Income Benchmark. The four indices will serve as more useful comparisons as they are representative of the four asset classes in the portfolio holdings of the LifePath Income Portfolio.
/(3)/ The LifePath Income Benchmark represents a custom mix of the Wilshire 5000
      Index, the Lehman Brothers Aggregate Bond Index, the MSCI EAFE Index and the Salomon Brothers 3-Month Treasury Bill Index.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
                                                              LIFEPATH BASICS 15


 LIFEPATH 2010 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                                                  SINCE INCEPTION
                     ONE YEAR      FIVE YEARS   (MARCH 1, 1994)/(1)/
--------------------------------------------------------------------
 LifePath 2010
 Portfolio
  Return Before
  Taxes               -0.75%         8.17%              9.26%
  Return After
  Taxes on
  Distributions       -2.04%         5.84%              7.18%
  Return After
  Taxes on
  Distributions
  and Sale of
  Fund Shares         -0.28%         5.99%              6.91%
--------------------------------------------------------------------
 Wilshire 5000
 Index
  (reflects no
  deduction for
  fees, expenses
  or taxes)          -10.97%         9.70%             12.99%
--------------------------------------------------------------------
 Lehman Brothers
 Aggregate Bond
 Index
  (reflects no
  deduction for
  fees, expenses
  or taxes)            8.44%         7.43%              7.10%
--------------------------------------------------------------------
 MSCI EAFE
 Index/(2)/
  (reflects no
  deduction for
  fees, expenses
  or taxes)          -21.44%         0.83%              2.65%
--------------------------------------------------------------------
 Salomon Brothers
 3-Month Treasury
 Bill Index/(2)/
  (reflects no
  deduction for
  fees, expenses
  or taxes)            4.09%         4.99%              4.93%
--------------------------------------------------------------------
 LifePath 2010
 Benchmark/(3)/
  (reflects no
  deduction for
  fees, expenses
  or taxes)            0.57%         8.23%              9.10%
--------------------------------------------------------------------

/(1)/ The "since inception" date refers to the inception date of the predecessor fund. This column combines the performance of the predecessor fund since inception with the performance of the Portfolio since its inception date (i.e., the commencement of its operations on 3/26/96).
/(2)/ The addition of two market indices, the MSCI EAFE Index and Salomon
      Brothers 3-Month Treasury Bill Index, along with the Lehman Brothers Aggregate Bond Index and Wilshire 5000 Index used in the past, will replace the LifePath 2010 Benchmark. The four indices will serve as more useful comparisons as they are representative of the four asset classes in the portfolio holdings of the LifePath 2010 Portfolio.
/(3)/ The LifePath 2010 Benchmark represents a custom mix of the Wilshire 5000
      Index, the Lehman Brothers Aggregate Bond Index, the MSCI EAFE Index and the Salomon Brothers 3-Month Treasury Bill Index.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

16 BARCLAYS GLOBAL INVESTORS FUNDS


 LIFEPATH 2020 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                                                         SINCE INCEPTION
                            ONE YEAR      FIVE YEARS   (MARCH 1, 1994)/(1)/
---------------------------------------------------------------------------
 LifePath 2020
 Portfolio
  Return Before Taxes        -6.42%         8.37%             10.18%
  Return After Taxes on
  Distributions              -7.06%         6.50%              8.43%
  Return After
  Taxes on
  Distributions
  and Sale of
  Fund Shares                -3.91%         6.43%              7.93%
---------------------------------------------------------------------------
 Wilshire 5000
 Index
  (reflects no
  deduction for
  fees, expenses
  or taxes)                 -10.97%         9.70%             12.99%
---------------------------------------------------------------------------
 Lehman Brothers
 Aggregate
 Bond Index
  (reflects no
  deduction for
  fees, expenses
  or taxes)                   8.44%         7.43%             7.10%
---------------------------------------------------------------------------
 MSCI EAFE
 Index/(2)/
  (reflects no
  deduction for
  fees, expenses
  or taxes)                 -21.44%         0.83%             2.65%
---------------------------------------------------------------------------
 Salomon Brothers
 3-Month
 Treasury Bill
 Index/(2)/
  (reflects no
  deduction for
  fees, expenses
  or taxes)                   4.09%         4.99%             4.93%
---------------------------------------------------------------------------
 LifePath 2020
 Benchmark/(3)/
  (reflects no
  deduction for
  fees, expenses
  or taxes)                  -2.77%         8.47%             9.83%
---------------------------------------------------------------------------

/(1)/ The "since inception" date refers to the inception date of the predecessor fund. This column combines the performance of the predecessor fund since inception with the performance of the Portfolio since its inception date (i.e., the commencement of its operations on 3/26/96).
/(2)/ The addition of two market indices, the MSCI EAFE Index and Salomon
      Brothers 3-Month Treasury Bill Index, along with the Lehman Brothers Aggregate Bond Index and Wilshire 5000 Index used in the past, will replace the LifePath 2020 Benchmark. The four indices will serve as more useful comparisons as they are representative of the four asset classes in the portfolio holdings of the LifePath 2020 Portfolio.
/(3)/ The LifePath 2020 Benchmark represents a custom mix of the Wilshire 5000
      Index, the Lehman Brothers Aggregate Bond Index, the MSCI EAFE Index and the Salomon Brothers 3-Month Treasury Bill Index.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
                                                              LIFEPATH BASICS 17

 LIFEPATH 2030 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)

                                                  SINCE INCEPTION
                     ONE YEAR      FIVE YEARS   (MARCH 1, 1994)/(1)/
--------------------------------------------------------------------
 LifePath 2030
 Portfolio
  Return Before
  Taxes               -9.94%         8.69%            11.01%
  Return After
  Taxes on
  Distributions      -11.15%         6.75%             9.25%
  Return After
  Taxes on
  Distributions
  and Sale of
  Fund Shares         -5.38%         6.90%             8.82%
---------------------------------------------------------------------
 Wilshire 5000
 Index
  (reflects no
  deduction for
  fees, expenses
  or taxes)          -10.97%         9.70%            12.99%
---------------------------------------------------------------------
 Lehman Brothers
 Aggregate Bond
 Index
 (reflects no
 deduction for
 fees, expenses
 or taxes)             8.44%         7.43%            7.10%
---------------------------------------------------------------------
 MSCI EAFE
 Index/(2)/
  (reflects no
  deduction for
  fees, expenses
  or taxes)          -21.44%         0.83%            2.65%
---------------------------------------------------------------------
 Salomon Brothers
 3-Month Treasury
 Bill Index/(2)/
  (reflects no
  deduction for
  fees, expenses
  or taxes)            4.09%         4.99%            4.93%
---------------------------------------------------------------------
 LifePath 2030
 Benchmark/(3)/
  (reflects no
  deduction for
  fees, expenses
  or taxes)           -6.07%         8.61%            10.50%
---------------------------------------------------------------------

/(1)/ The "since inception" date refers to the inception date of the predecessor fund. This column combines the performance of the predecessor fund since inception with the performance of the Portfolio since its inception date (i.e., the commencement of its operations on 3/26/96).
/(2)/ The addition of two market indices, the MSCI EAFE Index and Salomon
      Brothers 3-Month Treasury Bill Index, along with the Lehman Brothers Aggregate Bond Index and Wilshire 5000 Index used in the past, will replace the LifePath 2030 Benchmark. The four indices will serve as more useful comparisons as they are representative of the four asset classes in the portfolio holdings of the LifePath 2030 Portfolio.
/(3)/ The LifePath 2030 Benchmark represents a custom mix of the Wilshire 5000
      Index, the Lehman Brothers Aggregate Bond Index, the MSCI EAFE Index and the Salomon Brothers 3-Month Treasury Bill Index.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

18 BARCLAYS GLOBAL INVESTORS FUNDS


 LIFEPATH 2040 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)

                                                   SINCE INCEPTION
                      ONE YEAR      FIVE YEARS   (MARCH 1, 1994)/(1)/
---------------------------------------------------------------------
LifePath 2040
Portfolio
 Return Before
 Taxes                -13.41%         8.62%             11.62%
 Return After
 Taxes on
 Distributions        -13.74%         6.90%             10.09%
 Return After
 Taxes on
 Distributions
 and Sale of
 Fund Shares           -8.09%         7.03%              9.55%
---------------------------------------------------------------------
Wilshire 5000
Index
 (reflects no
 deduction for
 fees, expenses
 or taxes)            -10.97%         9.70%             12.99%
---------------------------------------------------------------------
Lehman Brothers
Aggregate Bond
Index/(2)/
 (reflects no
 deduction for
 fees, expenses
 or taxes)              8.44%         7.43%             7.10%
---------------------------------------------------------------------
MSCI EAFE
Index/(2)/
 (reflects no
 deduction for
 fees, expenses
 or taxes)            -21.44%         0.83%             2.65%
---------------------------------------------------------------------
Salomon Brothers
3-Month Treasury
Bill Index/(2)/
 (reflects no
 deduction for
 fees, expenses
 or taxes)              4.09%         4.99%             4.93%
---------------------------------------------------------------------
LifePath 2040
Benchmark/(3)/
 (reflects no
 deduction for
 fees, expenses
 or taxes)             -9.36%         8.69%             11.12%
---------------------------------------------------------------------

/(1)/ The "since inception" date refers to the inception date of the predecessor fund. This column combines the performance of the predecessor fund since inception with the performance of the Portfolio since its inception date (i.e., the commencement of its operations on 3/26/96).
/(2)/ The addition of three market indices, the Lehman Brothers Aggregate Bond
      Index, the MSCI EAFE Index and Salomon Brothers 3-Month Treasury Bill Index, along with the Wilshire 5000 Index used in the past, will replace the LifePath 2040 Benchmark. The four indices will serve as more useful comparisons as they are representative of the four asset classes in the portfolio holdings of the LifePath 2040 Portfolio.
/(3)/ The LifePath 2040 Benchmark represents a custom mix of the Wilshire 5000
      Index, the Lehman Brothers Aggregate Bond Index, the MSCI EAFE Index and the Salomon Brothers 3-Month Treasury Bill Index.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
                                                             LIFEPATH BASICS 19

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold LifePath Portfolio Class I shares. These tables do not reflect charges that may be imposed in connection with an account in which you hold Portfolio shares. A broker-dealer or financial institution maintaining the account in which you hold shares may charge separate account, service or transaction fees on the purchase or sale of Portfolio shares that would be in addition to the fees and expenses shown here.


  LIFEPATH PORTFOLIOS ANNUAL OPERATING EXPENSES (EXPENSES THAT
  ARE DEDUCTED FROM PORTFOLIO ASSETS)

                   LifePath LifePath LifePath LifePath LifePath
                   Income   2010     2020     2030     2040
---------------------------------------------------------------
  Management Fees   0.35%    0.35%    0.35%    0.35%    0.35%
---------------------------------------------------------------
  Other Expenses    0.50%    0.50%    0.50%    0.50%    0.50%
---------------------------------------------------------------
  Total Annual
  Portfolio
  Operating
  Expenses*         0.85%    0.85%    0.85%    0.85%    0.85%
---------------------------------------------------------------

*Information on total annual fund operating expenses in the above table and the following example reflects the expenses of both the Portfolios and the Master Portfolios in which they invest.

Example

The example below is intended to help you compare the Portfolios' costs with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in the LifePath Portfolios over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that the Portfolios' operating expenses remained the same.

The Portfolios do not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.


                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
------------------------------------------------------------------
 LifePath Income     $87          $271         $471        $1,049
------------------------------------------------------------------
 LifePath 2010       $87          $271         $471        $1,049
------------------------------------------------------------------
 LifePath 2020       $87          $271         $471        $1,049
------------------------------------------------------------------
 LifePath 2030        $87          $271         $471        $1,049
------------------------------------------------------------------
 LifePath 2040        $87          $271         $471        $1,049
------------------------------------------------------------------

20 BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH DETAILS
The LifePath Investment Mission
With their comprehensive and methodical allocation strategies, the LifePath Portfolios can serve as the core of an investor's portfolio.

The Portfolios seek to maximize assets for retirement or other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. The Portfolios (other than the LifePath Income Portfolio) attempt to manage the investment risk in each strategy for investors whose time horizons correspond to the decade in the Portfolio's name. For example, LifePath 2010 is designed for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2010. Similarly, LifePath 2040 is designed for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2040. The LifePath Income Portfolio is designed for investors who are currently withdrawing, or who plan to begin withdrawing, a substantial portion of their investment in the near future.
                                                             LIFEPATH DETAILS 21

The LifePath Investment Model
--------------------------------------------------------------------------------
Defining Terms

BGFA, a
subsidiary of
BGI, serves as
the Master
Portfolios'
Investment
Adviser. BGFA
makes the
day-to-day
decisions on
buying and
selling
securities for
the Portfolios
and BGI conducts
the research
leading to those
decisions. As of
March 31, 2002,
BGI, including
its affiliates,
manages over
$790 billion in
assets and is
the world's
largest asset
manager for
institutions
such as major
endowments and
corporate and
government
pension plans.
BGI pioneered
research in
asset
allocation,
indexed
investing and
investment
modeling.

Each LifePath Portfolio seeks to achieve its objective through an investment strategy that relies on one of BGFA's proprietary investment models. The model, developed in the early 1990s and continuously refined, combines:

..comprehensive data on the returns of the world's equity and bond markets

..the statistical risk of losses in each of these markets

..information on how these risks correlate: whether, for example, the cyclical ups and downs in one market, such as bonds, tend to moderate or amplify the cyclical ups and downs in another, such as stocks of large US companies

The model sets the Portfolios' strategic allocation targets. From an extensive database, it calculates the expected return over time for a range of asset allocations. Then the model selects the allocation, or investment mix, with the highest expected return for a statistically determined risk of loss.

A Portfolio's allocation may shift significantly in response to changing market conditions-since the Portfolios' investment approach allows the Portfolios to adjust the strategic allocation according to short-terminvestment considerations.

Long-term strategic considerations generally account for about 75% of a LifePath Portfolio's asset allocation, and the short-term outlook accounts for about 25%.

BARCLAYS GLOBAL INVESTORS FUNDS 22

How It Works: Spending Your "Risk Budget" Wisely

One way to understand how the LifePath Portfolios adjust their asset allocation is to regard the statistically determined risk in each Portfolio as its "risk budget." Each Portfolio's analysis of investor needs begins with a statistical determination of how much its investors, on average, can afford to lose. This tolerance for loss can be viewed as the Portfolio's risk budget.

Different investment allocations can have the same risk of loss but with different expected returns. BGFA seeks the Portfolio allocations that offer the highest expected return while keeping within a Portfolio's statistically determined risk of loss. In other words, the Portfolios seek the highest expected return in exchange for the various levels of risk most investors that share the Portfolios' time horizons are willing to take.

Remember, expected returns are not guaranteed returns. They are average projections based on comprehensive research and accepted principles of market behavior. Likewise, statistically determined risk covers the most likely scenarios, but it does not cover all possible losses.
                                                             LIFEPATH DETAILS 23

Principal Investments

The LifePath Portfolios invest in the following widely recognized asset classes:

.. money market instruments

.. bonds

.. stocks, including:

.. stocks of the largest US companies

.. stocks of all other publicly traded US corporations

.. stocks of issuers located outside the US

Within stocks and bonds are sub-categories of securities:

.. US stocks can be separated according to the value of their outstanding stock
  (or capitalization), into large-cap, mid-cap and small-cap groupings.

.. Each of the stock capitalization categories can be separated according to their price-to-book ratios: the ratio of the value of a company's traded stock to the book value of its plant, equipment and other tangible assets. The companies with the higher price-to-book ratios are considered growth stocks, and the companies with the lowerprice-to-book ratios are value stocks.

.. Utilities-closely regulated power generating companies-are generallymid-size, but their performance differs enough from other mid-cap stocks to warrant a distinct grouping.

.. Micro-cap stocks-the smallest 5% of publicly traded companies-also constitute their own grouping apart from the rest of the small-cap universe.

.. US government bonds, bonds issued by corporations, mortgage-backed securities and foreign bonds form four separate sub-categories of bond investments. The first two sub-categories are further subdivided by maturity: long-term and intermediate-term.

24 BARCLAYS GLOBAL INVESTORS FUNDS

--------------------------------------------------------------------------------
Defining Terms

Investment-grade
bonds rank in the
four highest
categories,
according to the
statistical
criteria
established by
rating services
such as Moody's
Investors
Services and
Standard & Poor's
Corp.
to determine a
bond's
credit-worthiness
and a bond
issuer's
financial
strength.

Maturity measures
the number of
years from the
time a borrower
issues a bond to
the date when
the borrower must
fully repay
the loan,
interest included.

Model-Driven Decisions

The Portfolios' assets are allocated across investment classes and indexes according to a sophisticated mathematical model that was developed in the early 1990s and is continually refined. BGFA's investment professionals conduct ongoing research to enhance the model and to ensure it is keeping pace with the world's constantly changing financial markets. Using this model, BGFA relies on a consistent and objective structure for making investment decisions. Unlike traditional investment funds that employ individual portfolio managers who make decisions on a more subjective basis, BGFA applies a scientific approach to investing through the use of the model.

Indexes

Conventional asset allocation strategies target only the three broadest asset classes--money market investments, bonds and stocks. Comprehensive asset allocation strategies distribute investments methodically among the full range of asset classes. The charts below list the indexes adopted or constructed to track the performance of each of the asset classes in which the LifePath Portfolios may invest.


  INVESTMENT-GRADE BOND MARKET INDEXES
  SUB-CATEGORY             MATURITY RANGE    INDEX PROVIDER
-------------------------------------------------------------
  Long-term government     10 years or more  Lehman Brothers*
-------------------------------------------------------------
  Intermediate-term        More than 1       Lehman Brothers
  government               year/
                           less than 10
                           years
-------------------------------------------------------------
  Long-term corporate      10 years or more  Lehman Brothers
-------------------------------------------------------------
  Intermediate-term        More than 1       Lehman Brothers
  corporate                year/
                           less than 10
                           years
-------------------------------------------------------------
  Mortgage-backed**        More than 1 year  Lehman Brothers
-------------------------------------------------------------
  Non-US world government  One year or more  Salomon Smith
                                             Barney*

* Lehman Brothers, Inc. and Salomon Smith Barney do not sponsor, endorse, sell or promote the LifePath Portfolios or their Master Portfolios, nor are they affiliated in any way with BGI or BGFA.

** All fixed-coupon mortgage pass-throughs issued or guaranteed by the Federal
   National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation.

                                                             LIFEPATH DETAILS 25


  STOCK MARKET INDEXES

  CAPITALIZATION   GROWTH/VALUE         STOCK MARKET         INDEX PROVIDER
-----------------------------------------------------------------------------------
  Large            Value                United States        S&P/BARRA*
-----------------------------------------------------------------------------------
  Large            Growth               United States        S&P/BARRA
-----------------------------------------------------------------------------------
  Large            Both                 Major world markets, Morgan Stanley
                                        excluding Japan      Capital International*
-----------------------------------------------------------------------------------
  Large            Both                 United States        Frank Russell*
-----------------------------------------------------------------------------------
  Large            Both                 Japan                Morgan Stanley
                                                             Capital International
-----------------------------------------------------------------------------------
  Medium           Value                United States        BGI
-----------------------------------------------------------------------------------
  Medium           Growth               United States        BGI
-----------------------------------------------------------------------------------
  Medium           Electrical power and United States        BGI
                   utility companies
-----------------------------------------------------------------------------------
  Small            Growth               United States        Frank Russell
-----------------------------------------------------------------------------------
  Small            Value                United States        Frank Russell
-----------------------------------------------------------------------------------
  Small            Value                United States        BGI
-----------------------------------------------------------------------------------
  Small            Growth               United States        BGI
-----------------------------------------------------------------------------------
  Smallest 5%      Both                 United States        BGI

--------------------------------------------------------------------------------
*S&P, BARRA, Morgan Stanley Capital International and Frank Russell do not sponsor, endorse, sell or promote the LifePath Portfolios or their Master Portfolios, nor are they affiliated in any way with BGI or BGFA.

 The LifePath Portfolios may not invest in the constituent securities or asset categories of every available index. In fact, until a LifePath Portfolio's Master Portfolio has reached a net asset level of $100 million to $150 million, it is unlikely to invest in all the asset classes. More importantly, every asset category may not be appropriate for every Portfolio. Some may be too volatile for the LifePath Portfolios with relatively short time horizons. Others may not offer enough expected return for the LifePath Portfolios with relatively distant time horizons.

 Optimizing the Portfolios' Investments

 In the case of some asset categories, most notably US large-capitalization growth and value stocks, the LifePath Portfolios can own every stock listed in the index. Many of the other indexes consist of thousands of securities. As a practical matter, the Portfolios do not hold them all. Instead, the

26 BARCLAYS GLOBAL INVESTORS FUNDS

--------------------------------------------------------------------------------
Defining Terms

Depositary
Receipts are
receipts for
shares of
foreign stocks
held on deposit
in US banks or
banks of major
European
countries.
The receipts
trade on the US
or local
European stock
markets as would
normal stocks,
entitling their
owners to the
dividends and
capital gains
earned by the
real shares
stored
in bank vaults.

Index futures
contracts are
standardized
agreements
between two
parties that
commit one party
to sell and the
other to buy a
stipulated
quantity of a
market index at
a set price on
or before a
given date in
the future. The
seller never
actually
delivers
"shares" of the
index or shares
of all the
stocks in the
index. Instead,
the buyer and
the seller
settle the
difference
between the
contract price
and the market
price in cash on
the agreed-upon
date--the buyer
paying the
difference if
the actual price
is lower than
the contract
price and the
seller paying
the difference
if the actual
price is higher.

Exchange Traded
Funds commonly
known as ETFs,
are investment
companies that
trade on an
exchange like
shares of common
stock. Most ETFs
are based on an
index and
attempt to
reproduce the
return of the
index by buying
some or all of
the securities
included in the
index. In the
future, some
ETFs may be
based on
strategies that
do not involve
reproducing the
return of an
index.

Repurchase
agreements
obligate a
person selling
US government or
other
high-quality
securities to
buy them back
within a
specified period
of time (usually
one week or
less) at an
agreed-upon
price.

Portfolios employ a technique known as optimization. The Portfolios select a group of securities whose diversity, fundamental characteristics and typical risks and returns will closely match the index as a whole. Including a particular security in one of the LifePath Portfolios in no way implies an opinion as to its attractiveness as an investment on its own.

For reasons related to optimization, the Portfolios also may invest in securities not included in any of the indexes. They may, for instance, invest in American and Global Depositary Receipts to gain exposure to foreign stock markets. They may also invest in index futures contracts or exchange traded funds. These tactics can permit the Portfolios to avoid some of the costs associated with direct investing. Investing in index future contracts also allows the Portfolios to more closely match the returns of a fully invested portfolio while keeping enough liquidity to meet the Portfolios' anticipated cash needs.

The Portfolios' Money Market Investments

The Portfolios' money market investments consist of high-quality short-term debt obligations selected for their credit quality and ability to maintain value. They all must have remaining maturities of 397 days (about 13 months) or less. The Portfolios will hold money market instruments that have anaverage-weighted maturity of 90 days or less. They include:

.. US government debt securities

.. foreign and domestic bank obligations

.. corporate borrowings

.. repurchase agreements

                                                            LIFEPATH DETAILS  27

A Further Discussion of Risk

Besides the general risks described above under Principal Risk Factors, the LifePath Portfolios are subject to additional specific risks.

Derivatives

A derivative is a financial contract whose value, or return, depends on, or is derived from, the value of an underlying asset such as a security or index. Index futures contracts are considered derivatives because they derive their value from the prices of the indexes. The floating rate or variable rate bonds and mortgage-backed securities that the Portfolios may purchase are also considered derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in market interest rates or to sudden fluctuations in market prices.

For a further discussion of LifePath Portfolio risks, please refer to the Portfolios' SAI. The SAI is incorporated by reference in this prospectus and is available free of charge from your shareholder servicing agent or by calling 1 888 204 3956.

28  BARCLAYS GLOBAL INVESTORS FUNDS

Management of the Portfolios

Investment Adviser

The LifePath Portfolios are feeder funds that invest all of their assets in similarly named Master Portfolios with substantially identical investment objectives, strategies and policies. BGFA provides investment guidance and policy direction for each of the Master Portfolios. For its services to the Master Portfolios, BGFA is entitled to receive an annual fee of 0.35% of each Master Portfolio's average daily net assets.

Unlike many traditional actively managed funds, there is no single portfolio manager who makes investment decisions for the LifePath Portfolios. Instead, a team of investment professionals evaluates recommendations made by BGFA's proprietary mathematical model. This process reflects BGFA's commitment to an objective and consistent investment management structure.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of BGI, which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, including its affiliates, is the world's largest manager of institutional investment assets. As of March 31, 2002, BGI and its affiliates, including BGFA, provided investment advisory services for over $790 billion in assets. BGI, BGFA, Barclays Bank and their affiliates deal, trade and invest for their own accounts in the types of securities in which the LifePath Portfolios' corresponding Master Portfolios may also invest.

                                                             LIFEPATH DETAILS 29

Administrative Services

The Portfolios' co-administrators, BGI and Stephens Inc., a full service broker/dealer, provide services related to:

.. management of the Portfolios' non-investment operations

.. preparation of reports for the Portfolios' Board of Trustees

.. preparation of reports required by the Securities and Exchange Commission and state securities commissions

.. preparation of proxy statements and shareholder reports

  BGI and Stephens are entitled to receive a combined annual fee of 0.50% of each Portfolio's average daily net assets. In return for this fee, BGI and Stephens have agreed to absorb all expenses of each Portfolio and Master Portfolio other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses which are borne by the Portfolios.

BARCLAYS GLOBAL INVESTORS FUNDS 30

Shareholder Information

[LOGO OF AUTO ICON APPEARS HERE]

--------------------------------------------------------------------------------
Defining Terms

The Portfolios
have appointed
shareholder
servicing agents
to service
individual
Portfolio
accounts. In
addition to
buying and
selling shares
on behalf of
eligible
investors,
shareholder
servicing agents
may answer
shareholder
inquiries, keep
records, and
provide reports
on the status of
individual
accounts. The
Portfolios do
not charge extra
for these
services, but
compensate
shareholder
servicing agents
as part of their
operating expenses.

Investors Bank &
Trust (IBT) is
the Portfolios'
custodian,
transfer agent
and dividend
disbursing
agent.

Who is Eligible to Invest

To be eligible to purchase Portfolio shares, you must:

.. invest through an employer-sponsored or individual retirement savings plan

.. invest the proceeds rolled over from such plan into an Individual
  Retirement Account

.. maintain an account with Investors Bank & Trust or one of the Portfolios' shareholder servicing agents authorized to sell and service Portfolio shares, or

.. invest a minimum of $1 million directly through IBT

  How to Buy Shares
.. Plan participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA. (Make arrangements through your employer.)

.. Tax-deferred investor. Invest through a shareholder servicing agent as provided in your benefit plan documents.* Your shareholder servicing agent is responsible for transmitting your purchase order and may impose an earlier deadline.

.. Qualified buyer. Invest through an account set up with your shareholder servicing agent. Your shareholder servicing agent is responsible for transmitting your purchase order and may impose an earlier deadline.

.. Direct buyer. Invest through the Portfolios' Transfer Agent, IBT. See "Special
  Instruction for Direct Buyers" on page 33.

  You may be asked to provide information to verify your identity when opening an account.

 *Your shareholder servicing agent is responsible for supplying plan documents itemizing account maintenance fees and describing the amount and nature of the investments allowed by law.
                                                             LIFEPATH DETAILS 31

You may buy Portfolio shares at any time without paying a sales charge. You must submit your purchase order by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4pm Eastern Time) on any day the Portfolio is open (a "Business Day") to purchase shares at that day's net asset value. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The Portfolios reserve the right to suspend the availability of Portfolio shares and have the right to reject any purchase order. The Portfolios are generally open Monday through Friday and are closed on weekends and NYSE holidays.

How to Sell Shares*
.. Plan participant. Contact your Plan Sponsor or shareholder servicing agent.

.. Tax-deferred investor. Contact your Plan Sponsor or shareholder servicing agent.

.. Qualified buyer. Contact your shareholder servicing agent.

.. Direct buyer. See "Special Instructions for Direct Buyers" on page 33.

You may sell Portfolio shares at any time without paying a sales charge. You must submit your purchase order to sell shares by the close of regular trading on the NYSE (normally 4pm Eastern Time) on any Business Day to sell shares at that day's net asset value. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.

The Portfolios generally remit the proceeds from a sale the next Business Day after receiving a properly executed order and no longer than seven business days after the sale. It is important that you call the Portfolios before executing a large transaction. In consideration of the interests of all shareholders, each Portfolio reserves the right to reject any purchase orders or delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt a Portfolio's operation or performance. Please contact
1 888 204 3956 for further clarification.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

*Under certain circumstances, the Portfolios reserve the right to send your sale proceeds in the form of securities from their Master Portfolio.

BARCLAYS GLOBAL INVESTORS FUNDS 32

How to Exchange Shares
The Portfolios allow investors to exchange shares free of charge between other BGI Funds. Before buying shares through an exchange, you should obtain a copy of that Portfolio's prospectus and read it carefully. Prospectuses may be obtained by calling 1 888 204 3956.

The Portfolios may limit the number of times you may exchange shares if they believe doing so is in the best interest of other Portfolio shareholders. They may also modify or terminate this exchange privilege by giving 60 days' written notice.

Special Instructions for Direct Buyers
Direct buyers who have an established account with a Portfolio, can add to or redeem from their Portfolio account by wire instructions, by phone or through the mail.

.. To invest by wire, just check that option on your account application when you open your account. If you already have an account, call 1 888 204 3956 to receive a bank-wire application.

You should instruct your bank to wire funds as follows:
 Investors Bank & Trust Co.
 ABA #011-001-438
 Attn: Transfer Agent
 Account # DDA 555555535
 For Further Credit to: Barclays Global Investors Funds
 Shareholder Account Name:
 Shareholder Account Number:

.. To invest by mail, make your check payable to the Portfolio of your choice.
  Please include the Portfolio number and account number on your check. You will find them on your monthly statements.

.. To redeem shares by phone, call 1 888 204 3956 any Business Day between 8:30am and 5pm, Eastern Time. IBT will employ procedures designed to confirm that your order is valid, but neither IBT nor the Portfolios may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

 *If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.
                                                             LIFEPATH DETAILS 33

--------------------------------------------------------------------------------
Defining Terms

The amortized
cost method
marks down any
premium, or
marks up any
discount, on
short-term debt
that the
Portfolios buy
at a constant
rate until
maturity. It
does not reflect
daily
fluctuations in
market value.


.. To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your sales order. Include your Portfolio, account and taxpayer identification numbers. All account signatories must sign the order.

.. Direct buyers can ask IBT to wire proceeds directly to their designated bank account.*

.. When a direct buyer purchases Portfolio shares and then quickly sells, the Portfolios may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

Contacting the Portfolios
Call the Portfolios' Transfer Agent, IBT, at 1 888 204 3956, toll-free, Monday through Friday, 8:30am to 5pm, Eastern Time.

Calculating the Portfolios' Share Price
IBT calculates each Portfolio's share price (also known as a Portfolio's net asset value) in accordance with the standard formula for valuing mutual fund shares at the close of regular trading (normally 4pm Eastern Time) every day the NYSE is open. The formula calls for deducting all of a Portfolio's liabilities from the total value of its assets--the market value of the securities it holds, plus cash reserves--and dividing the result by the number of shares outstanding. IBT values most of the securities in the Portfolios at their current market prices. If a significant event has occurred, or if such prices are not readily available, IBT uses estimates of the securities' fair value in accordance with guidelines approved by the Master Portfolios' Board of Trustees. Debt securities maturing in 60 days or less are valued according to the amortized cost method.

The price at which a purchase or redemption is made is based on the next calculation of net asset value after the order is received in proper form. An exchange of a Portfolio's shares for shares of another BGI Portfolio will be treated as a sale of the Portfolio's shares and any gain on the transaction may be subject to federal income tax.

*If you direct the sale's proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

34 BARCLAYS GLOBAL INVESTORS FUNDS

Dividends and Distributions
The LifePath Portfolios pay out dividends of net investment income to investors every quarter. The Portfolios distribute their capital gains, if any, to shareholders at least annually. Dividends and distributions payable to you will be automatically reinvested in additional shares of your Portfolio, unless you request payment in cash.

Taxes
As with all mutual funds, you may be required to pay taxes on the Portfolios' net investment income and capital gains through distribution of such income and gains by the Portfolios to their shareholders. You will owe the taxes whether you choose to receive distributions in cash or have them automatically reinvested in Portfolio Shares.

The amount of taxes you owe on your share of Portfolio income and gains will vary from year to year, based on the amount of dividends of net investment income and capital gain distributions the Portfolios pay out and your tax rate. Normally, dividends and distributions are taxable to you when paid. However, when dividends and distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.
                                                             LIFEPATH DETAILS 35

Dividends and capital gain distributions usually create the following tax liability:

  TRANSACTION                  TAX STATUS
  Income dividends             Ordinary income
------------------------------------------------------------------------------
  Short-term capital gain
  distribution                 Ordinary income
------------------------------------------------------------------------------
  Long-term capital gain
  distribution                 Long-term capital gain

A portion of dividends paid to corporate shareholders of the LifePath
Portfolios may qualify for the dividends-received deduction available to corporations.

In addition, if you sell or exchange your Portfolio shares you may have a taxable gain or loss, depending on what you paid for your shares and what you receive for them (or are treated as receiving in the case of exchanges). Such gain or loss generally will be long-term capital gain or loss if you have held such Portfolio shares for more than one year at the time of disposition.

  TRANSACTION                  TAX STATUS
  You sell shares owned for
  more than one year           Long-term capital gain or loss
------------------------------------------------------------------------------
  You sell shares owned for    Short-term capital gain or
  one year or less             loss
------------------------------------------------------------------------------

If you buy a Portfolio's shares shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Portfolio that holds appreciated securities, you will, in effect, receive part of your purchase back in a taxable distribution if and when the Portfolio sells the securities and realizes gain on the sale. All of the Portfolios have built up, or have the potential to build up, high levels of unrealized appreciation in their investments.

After December 31 of a year, the Portfolios will send you a notice that tells you how much you've received in dividends and distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such dividends and distributions.

BARCLAYS GLOBAL INVESTORS FUNDS 36

The Portfolios are required to withhold 30% as "backup withholding" on any payments to you by them (including amounts deemed paid in the case of exchanges) if you haven't given us a correct Taxpayer Identification Number
(TIN) and certified that the TIN is correct and withholding doesn't apply, the Internal Revenue Service (IRS) notifies the Portfolios that your TIN given to us is incorrect or the IRS informs us that you are otherwise subject to backup withholding. Any amounts withheld can be applied against your federal income tax liability.

In general, the Portfolios are also required to withhold 30% from dividends paid to foreign shareholders.

Tax considerations for tax-exempt investors or investors holding fund shares through a tax-deferred account, such as a 401(k) plan or individual retirement account, will be different. Because each investor's tax circumstances are unique and because tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

Master/Feeder Mutual Fund Structure
The Portfolios do not have their own investment adviser. Instead, each Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio, that has substantially identical investment objectives, strategies and policies as the individual Portfolios. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolio and therefore the Portfolios.

Feeder Fund Expenses. The feeders bear the Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, each Portfolio's Board of Trustees retains the right to withdraw the Portfolio's assets from the Master Portfolio if it believes doing so is in the shareholders' best interests. If the Trustees withdraw the Portfolio's assets, they would then consider whether the Portfolio should hire its own investment adviser, invest in another master portfolio or take other action.
                                                             LIFEPATH DETAILS 37

Financial Highlights

The tables below provide a picture of the Class I shares of each Portfolio's financial performance for the five most recent fiscal years. The per share information reflects financial results for a single Portfolio share. The total returns in the tables represent the rates of return that an investor would have earned or lost on an investment in each of the Portfolios, assuming reinvestment of all dividends and distributions. The information has been audited in 2002 by PricewaterhouseCoopers LLP, all other periods were by KPMG LLP, independent auditors, whose report, along with the Portfolios' financial statements, is included in the Portfolios' annual report. You may obtain copies of the annual reports at no cost by calling toll-free 1 888 204 3956, 8:30am to 5pm Eastern time, Monday through Friday.


                                     LIFEPATH INCOME PORTFOLIO                             LIFEPATH 2010 PORTFOLIO
                    Year Ended Year Ended Year Ended Year Ended Year Ended   Year Ended Year Ended Year Ended Year Ended Year Ended
                     2/28/2002  2/28/2001  2/29/2000  2/28/1999  2/28/1998    2/28/2002  2/28/2001  2/29/2000  2/28/1999  2/28/1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of
year                 $10.77    $11.18      $11.53     $11.56     $10.97       $12.46     $13.49     $14.29     $13.90     $12.46
------------------------------------------------------------------------------------------------------------------------------------
Income from
investment
operations:
Net investment
income                0.34/(3)/  0.44        0.43       0.42       0.46         0.31/(3)/  0.41       0.42       0.38      0.40

Net realized and
unrealized gain
(loss)
investments         (0.10)/(3)/  0.23        0.12       0.34       0.85      (0.46)/(3)/  (0.16)      0.71       1.01      1.87
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment
operations            0.24       0.67        0.55       0.76       1.31      (0.15)        0.25       1.13       1.39      2.27
------------------------------------------------------------------------------------------------------------------------------------
Less
distributions
from:
Net investment
income               (0.35)     (0.44)      (0.43)     (0.42)     (0.46)     (0.33)       (0.41)     (0.42)     (0.38)    (0.40)

Net realized
gain                 (0.07)     (0.64)      (0.47)     (0.37)     (0.26)     (0.13)       (0.87)     (1.51)     (0.62)    (0.43)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions  (0.42)     (1.08)      (0.90)     (0.79)     (0.72)     (0.46)       (1.28)     (1.93)     (1.00)    (0.83)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of year         $10.59     $10.77      $11.18     $11.53     $11.56     $11.85       $12.46     $13.49     $14.29    $13.90
------------------------------------------------------------------------------------------------------------------------------------
Total return          2.25%      6.16%       4.82%      6.70%     12.32%     (1.13)%       1.73%      7.92%     10.19%    18.73%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental
Data:
Net assets, end
of year (000s)      $36,936    $32,763     $28,772    $51,281    $48,731    $108,601     $89,988    $88,715    $132,798  $112,436

Ratio of
expenses to
average net
assets/(1)/            0.89%      0.95%       0.95%      0.95%      0.95%     0.89%         0.95%      0.95%       0.95%     0.95%

Ratio of net
investment
income to
average net
assets/(1)/            3.19%/(3)/ 4.00%       3.63%      3.55%      4.06%     2.59%/(3)/    3.09%      2.80%       2.73%     3.09%

Portfolio
turnover
rate/(2)/              116%/(4)/    58%         55%        66%        39%       86%/(4)/      54%        49%         38%       46%
------------------------------------------------------------------------------------------------------------------------------------

/(1)/These ratios include expenses charged to the corresponding Master
     Portfolio.
/(2)/Represents the Portfolio turnover rate of each Portfolio's corresponding
     Master Portfolio.
/(3)/Effective March 1, 2001, the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratios and per share data for the year ended February 28, 2002. Ratios and per share data for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.
/(4)/Portfolio turnover rates excluding in-kind transactions were 52% for the LifePath Income Portfolio and 48% for the LifePath 2010 Portfolio.

38 BARCLAYS GLOBAL INVESTORS FUNDS

                                    LIFEPATH 2020 PORTFOLIO                             LIFEPATH 2030 PORTFOLIO
                     Year Ended Year Ended Year Ended Year Ended Year Ended   Year Ended Year Ended Year Ended Year Ended Year Ended
                      2/28/2002  2/28/2001  2/29/2000  2/28/1999  2/28/1998    2/28/2002  2/28/2001  2/29/2000  2/28/1999  2/28/1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year     $14.55     $16.18     $16.38     $15.73     $13.40       $15.77     $17.84     $18.57     $17.39     $14.17
------------------------------------------------------------------------------------------------------------------------------------
Income from
investment
operations:
Net investment
income                 0.23/(3)/   0.31       0.32       0.31       0.33        0.18 /(3)/  0.23       0.26       0.24       0.26
Net realized and
unrealized gain
(loss) investments    (1.02)/(3)/ (0.83)      1.47       1.58       2.84       (1.48)/(3)/ (1.22)      2.22       2.06       3.65
------------------------------------------------------------------------------------------------------------------------------------
Total from investment
operations            (0.79)      (0.52)      1.79       1.89       3.17       (1.30)      (0.99)      2.48       2.30       3.91
------------------------------------------------------------------------------------------------------------------------------------
Less distributions
from:
Net investment
income                (0.24)      (0.31)     (0.32)     (0.31)     (0.33)      (0.19)      (0.23)     (0.26)     (0.24)     (0.26)
Net realized gain     (0.00)/(4)/ (0.80)     (1.67)     (0.93)     (0.51)      (0.59)      (0.85)     (2.95)     (0.88)     (0.43)
------------------------------------------------------------------------------------------------------------------------------------
Total
distributions         (0.24)      (1.11)     (1.99)     (1.24)     (0.84)      (0.78)      (1.08)     (3.21)     (1.12)     (0.69)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of year          $13.52      $14.55     $16.18     $16.38     $15.73      $13.69      $15.77     $17.84     $18.57     $17.39
------------------------------------------------------------------------------------------------------------------------------------
Total return          (5.44)%     (3.54)%    10.84%     12.42%     24.25%      (8.25)%     (5.99)%    13.04%     13.55%     28.22%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental
Data:
Net assets,
end of year
(000s)               $319,935    $182,807   $143,052   $166,130   $148,197    $108,538    $79,665    $84,016    $116,729   $95,309

Ratio of
expenses to
average net
assets/(1)/              0.89%       0.95%      0.95%      0.95%      0.95%       0.89%      0.95%      0.95%       0.95%     0.95%

Ratio of net
investment
income to
average net
assets/(1)/              1.74/(3)/   1.99%      1.87%      1.91%      2.28%       1.25%/(3)/ 1.32%      1.32%       1.35%     1.72%

Portfolio
turnover
rate/(2)/                 86%/(5)/     39%        43%        36%        41%        53%/(5)/    27%        26%         19%       27%
------------------------------------------------------------------------------------------------------------------------------------

/(1)/These ratios include expenses charged to the corresponding Master
     Portfolio.
/(2)/Represents the Portfolio turnover rate of each Portfolio's corresponding
     Master Portfolio.
/(3)/Effective March 1, 2001, the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratios and per share data for the year ended February 28, 2002. Ratios and per share data for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.
/(4)/Rounds to less than $0.01.
/(5)/Portfolio turnover rates excluding in-kind transactions were 35% for the LifePath 2020 Portfolio and 25% for the LifePath 2030 Portfolio.

                                                             LIFEPATH DETAILS 39

                                       LIFEPATH 2040 PORTFOLIO

                          Year Ended     Year Ended    Year Ended     Year Ended     Year Ended
                           2/28/2002      2/28/2001    2/29/2000      2/28/1999      2/28/1998
---------------------------------------------------------------------------------------------
Net asset value,
beginning of year           $16.74         $20.64       $20.25         $18.77         $15.21
---------------------------------------------------------------------------------------------
Income from investment
operations:
Net investment income         0.10/(3)/      0.11         0.13           0.14           0.18
Net realized and
unrealized gain (loss)
investments                  (1.93)/(3)/    (2.20)        3.18           2.67           4.41
---------------------------------------------------------------------------------------------
Total from investment
operations                   (1.83)         (2.09)        3.31           2.81           4.59
---------------------------------------------------------------------------------------------
Less distributions from:
Net investment income        (0.10)         (0.10)       (0.13)         (0.14)         (0.19)
Net realized gain            (0.08)         (1.71)       (2.79)         (1.19)         (0.84)
---------------------------------------------------------------------------------------------
Total distributions          (0.18)         (1.81)       (2.92)         (1.33)         (1.03)
---------------------------------------------------------------------------------------------
Net asset value, end of
year                        $14.73         $16.74       $20.64         $20.25         $18.77
---------------------------------------------------------------------------------------------
Total return                (10.89)%       (10.81)%      16.01%         15.35%         30.95%
---------------------------------------------------------------------------------------------
Ratios/Supplemental
Data:
Net assets, end of year
(000s)                     $84,961        $97,863     $122,683       $163,883       $126,601
Ratio of expenses to
average net assets/(1)/      0.90%          0.95%        0.95%          0.95%          0.95%
Ratio of net investment
income to average net
assets/(1)/                  0.64%/(3)/     0.50%        0.59%          0.72%          1.04%
Portfolio turnover
rate/(2)/                      15%/(4)/       20%          29%            19%            34%

/(1)/ These ratios include expenses charged to the corresponding Master
      Portfolio.
/(2)/ Represents the Portfolio turnover rate of each Portfolio's corresponding
      Master Portfolio.
/(3)/ Effective March 1, 2001, the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratios and per share data for the year ended February 28, 2002. Ratios and per share data for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.
/(4)/ Portfolio turnover rate excluding in-kind transactions was 15%.

40 BARCLAYS GLOBAL INVESTORS FUNDS

For more detailed information on the LifePath Portfolios, request a copy of the Portfolios' annual and semi-annual reports to shareholders and their Statement of Additional Information (SAI). The annual and semi-annual reports discuss Portfolio investments over the last fiscal year. They also review the market conditions and investment strategies that materially affected
Portfolio performance.

The SAI provides detailed information on the Portfolios. BGFA has electronically filed the SAI, dated July 1, 2002, with the Securities and Exchange Commission. It is incorporated by reference into this prospectus.

If you have any questions about the LifePath Portfolios, or wish to obtain the reports and SAI free of charge, please call the Portfolios' toll-free number:

1 888 204 3956

Or you may write LifePath Portfolios:

c/o Investors Bank & Trust Co.
P.O. Box 9130
Mail Code MFD23
Boston, MA 02117-9130

You can also obtain this information through the Internet on the Securities and Exchange Commission's Website:

http://www.sec.gov

The Securities and Exchange Commission will furnish hard copies of the documents, upon payment of a duplicating fee, through the Public Reference Section. Address your request to:

Public Reference Section of the SEC
Washington, D.C. 20549-6009

You can also review and copy the documents at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call the Commission at 1 800 SEC 0330 for further details.

Investment Company Act File No.:

811-7332
                                                 BARCLAYS GLOBAL INVESTORS FUNDS
BGF-PR-LPI0702

PROSPECTUS/JULY 1, 2002

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                             LifePath 2040

                                     LifePath 2030

                             LifePath 2020

                     LifePath 2010

             LifePath Income

LIFEPATH PORTFOLIOS

Class R Shares

The first mutual funds designed to provide comprehensive asset allocation strategies that adjust over time for the individual investor

                                                 BARCLAYS GLOBAL INVESTORS FUNDS

Table of Contents

LIFEPATH BASICS


         2 LifePath Overview

         3 LifePath Investment Objectives

         4 Principal Investment Strategies Common to All LifePath Portfolios

         7 Principal Investment Strategies for Each LifePath Portfolio

         8 Principal Risk Factors

        12 Investment Returns

        20 Fees and Expenses

LIFEPATH DETAILS


        22 The LifePath Investment Mission

        23 The LifePath Investment Model

        25 Principal Investments

        29 A Further Discussion of Risk

        30 Management of the Portfolios

        32 Shareholder Information

        38 Financial Highlights

LIFEPATH BASICS

LifePath Overview

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--------------------------------------------------------------------------------
Defining Terms

Your asset
allocation, or
investment mix,
is the
distribution of
your investments
among broad
classes
of assets:
stocks, bonds
and money market
instruments.

The LifePath Portfolios/1/ offer investors comprehensive asset allocation investment strategies tailored to the time when they expect to begin withdrawing assets. Each Portfolio invests in a combination of stocks, bonds and short-term money market instruments in proportions suggested by its own comprehensive asset allocation strategy that gradually becomes more conservative as the year in the Portfolio's name approaches, except for the LifePath Income Portfolio (formerly the LifePath 2000 Fund) that is already in its most conservative phase.


/1/Each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the Portfolio. For simplicity's sake, all discussion of investment objectives, strategies and risks of a particular LifePath Portfolio refers also to the objectives, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the Portfolios to their Master Portfolios appears on page 37.

2  BARCLAYS GLOBAL INVESTORS FUNDS

LifePath Investment Objectives
--------------------------------------------------------------------------------
Defining Terms

Quantitatively
measured risk
gauges both the
frequency and
degree to which
an asset class
will perform
below the long-
term expected
average.

An investment's
time horizon
marks the point
when investors
plan to start
making net
withdrawals. As
a general rule,
investors with a
longer time
horizon have a
greater
tolerance for
risk than
investors with a
shorter time
horizon. Long-
term investors
are more likely
to accept a
greater risk of
short-term loss
for the
opportunity
of achieving
greater
long-term gains.

Each Portfolio seeks to maximize assets for retirement or other purposes, consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. Each Portfolio has its own time horizon which affects the acceptable risk level of the Portfolio and, in turn, its asset allocation.

Specifically:

.. LifePath Income Portfolio is managed for investors seeking income and moderate long-term growth of capital.

.. LifePath 2010 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

.. LifePath 2020 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

.. LifePath 2030 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

.. LifePath 2040 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

  Each Portfolio's investment objective may be changed by the Portfolio's Board of Trustees without shareholder approval.

                                                              LIFEPATH BASICS  3

Principal Investment Strategies Common to All LifePath Portfolios

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--------------------------------------------------------------------------------
Defining Terms

Indexes are
composed of
groups of
securities
chosen to
represent an
entire stock or
bond market, or
a major market
segment. Indexes
may include
securities that
meet objective
criteria, such
as foreign,
industry sector
or company size.
Including a
security in an
index means
merely that it
has satisfied
the selection
criteria. It
implies no
expectation about
performance.

The LifePath Portfolios pursue a common strategy of allocating and reallocating investments among stocks, bonds and money market instruments. The Portfolios with longer time horizons invest more of their assets in stocks to provide a greater opportunity for capital appreciation over the long-term. The Portfolios with shorter time horizons invest more heavily in bonds and money market instruments to reduce risk and price volatility. The Portfolios with shorter time horizons also have lower expected returns than the Portfolios with longer time horizons.

The strategies go further, allocating assets among 16 indexes within investment classes. Some of the indexes are well-known broad-based market indexes, such as the S&P 500 Index* of large company stocks. Others were specifically created by Barclays Global Investors, N.A. (BGI) to reflect a particular market segment, such as the smallest 5% of publicly traded companies. Some of these indexes consist of intermediate- and long-term bonds, including investment grade, corporate debt and government obligations. And some of these indexes include foreign securities. The Portfolios also may invest in money market instruments. This broad

*S&P does not sponsor, endorse, sell or promote the LifePath Portfolios or their Master Portfolios, nor are they affiliated in any way with BGFA.

4  BARCLAYS GLOBAL INVESTORS FUNDS
  diversification is designed to produce the highest expected returns for a given level of risk. Expected returns do not necessarily translate into actual returns.

  Asset Allocation Decisions

  In buying securities for each Portfolio, Barclays Global Fund Advisors (BGFA), the Portfolios' Investment Adviser, does not select individual companies. Instead, BGFA uses an investment model that focuses on selecting a mix of indexes by measuring their risk level and expected returns based on a proprietary set of criteria that analyzes extensive financial and economic data (such as market interest rates and inflation data), as well as risk correlation and expected return statistics. The Portfolios then allocate a portion of their assets to money market instruments and to each index appropriate for each individual Portfolio. Where feasible, the Portfolios buy all the securities that comprise the index; otherwise the Portfolios buy a representative sample of the securities. The Portfolios seek to match the index's return as closely as possible. The Portfolios focus on the selection of indexes or asset classes and do not try to avoid individual underperforming securities investments nor do they try to pick individual investments that might outperform the index.

  This strategy stems from the belief that asset allocation decisions--for example, choosing between stocks and bonds--matter more to overall investment performance than individual security selection--which particular stock or bond you choose.

  Risk Tolerance

  Two general rules of investing have shaped the Portfolios' strategies:

.. Higher investment returns usually go hand-in-hand with higher risk. Put another way, the greater an investment's potential return, the greater its potential loss. Historically, for example, stocks have out performed bonds, but the worst year for stocks on record was much worse than the worst year for bonds.

.. The longer the investors' time horizon, the greater their risk tolerance;
  their investments have more time to recoup losses.

                                                              LIFEPATH BASICS  5

The LifePath Portfolios with longer time horizons take more risks. This assumption of greater risks is linked with these Portfolios' pursuit of greater returns. As each Portfolio approaches its time horizon, and its investors have less time to recover from market declines, the Portfolio systematically reduces the level of risk. This systematic shift toward more conservative investments is designed to help stabilize the value of your LifePath investment as the time nears for you to begin drawing on it.

BGFA's investment model does not limit the analysis to long-term expectations. The Portfolios also take into account short-term market conditions. If conditions in a market have increased risk levels of an investment class or index to a point that its risk levels do not justify its expected returns, the Portfolios will not allocate as much of their assets to it as they otherwise might. Additionally, the Portfolios may reduce their allocation to an investment class or index, even when risks have not increased, because its expected return has fallen. This usually happens because prices have risen to the point that the potential for further gains appears limited.

After a Portfolio Reaches Its Time Horizon

By the time a Portfolio reaches the decade identified by its name, it has reached its least aggressive state in terms of building capital (the LifePath Income Portfolio has already entered this state). This does not mean that it invests exclusively in money market instruments. Rather, because BGFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, the Portfolio continues to allocate a portion of its assets to stocks and bonds, in addition to money market instruments. On average, BGFA expects that about 35% of the Portfolio's assets will be invested in stocks, with the rest in bonds and money market instruments.

6  BARCLAYS GLOBAL INVESTORS FUNDS

Principal Investment Strategies for Each LifePath Portfolio

.. LifePath Income Portfolio is designed to maintain the lowest risk levels of all the LifePath Portfolios. On average, BGFA expects that about 35% of this Portfolio's assets will be invested in stocks, with the rest in bonds and money market instruments. The LifePath Income Portfolio continues to allocate a portion of its assets to stocks and bonds in addition to money market instruments, because we believe that most investors are still willing to take some risks in pursuing returns even while drawing on their investments.

.. LifePath 2010 Portfolio is designed to produce high total return for investors expecting to begin withdrawing assets around the year 2010. As of February 28, 2002, the LifePath 2010 Portfolio held about 59% of its assets in stocks, 40% of its assets in bonds, and the rest of its assets in money market instruments. As the year 2010 approaches, the Portfolio will increasingly resemble the LifePath Income Portfolio.

.. LifePath 2020 Portfolio is designed to produce high total return for investors expecting to begin withdrawing assets around the year 2020. As of February 28, 2002, the LifePath 2020 Portfolio held about 72% of its assets in stocks, 26% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

.. LifePath 2030 Portfolio is designed to produce high total return for investors expecting to begin withdrawing assets around the year 2030. As of February 28, 2002, the LifePath 2030 Portfolio held about 83% of its assets in stocks, 16% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

.. LifePath 2040 Portfolio is designed to produce high total return for investors expecting to begin withdrawing assets around the year 2040. As of February 28, 2002, the LifePath 2040 Portfolio held about 95% of its assets in stocks, 4% of its assets in bonds, and a small portion of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

                                                              LIFEPATH BASICS  7

Principal Risk Factors

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Each Portfolio has a different level of risk and the amount of risk is reflected in its name. The Portfolios with shorter time horizons (LifePath Income and LifePath 2010, for instance) will tend to be less risky and have lower expected returns than the Portfolios with longer time horizons (LifePath 2030 and LifePath 2040).

Each of the LifePath Portfolios presents each of the Risk Factors described. Depending on the LifePath Portfolio's time horizon, it presents these Risk Factors to varying degrees. For example, to the extent a Portfolio emphasizes stocks, such as the LifePath 2040 Portfolio, it presents a higher degree of Stock Investment Risk. Conversely, to the extent a Portfolio emphasizes bonds, such as the LifePath Income Portfolio, it presents a higher degree of Bond Investment Risk. The value of your investment in a Portfolio is based on the value of the underlying stocks and value of the underlying bonds and other securities in which the Portfolio invests. As with any investments, your investment in the LifePath Portfolios could lose money or the Portfolios' performance could trail that of other alternative investments.

Stock Investment Risk

The LifePath Portfolios are subject to the risks of stock investing. These include both short-term and prolonged price declines. Mid- to small-cap stocks tend to present greater risks than large-cap stocks because they are generally more volatile and can be less liquid. Because the Portfolios do not select individual companies within each index, the Portfolios may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid.

8  BARCLAYS GLOBAL INVESTORS FUNDS

--------------------------------------------------------------------------------
Defining Terms

Credit Risk is
the risk that
the borrower
that issued a
bond may not
repay principal
or interest
when due.

Interest Rate
Risk is the
chance that bond
prices will
decline over
short or even
long periods due
to rising
interest rates.

Mortgage-backed
securities
represent
interests in or
instruments
backed by a pool
of loans secured
by mortgages,
and the
resulting cash
flow is used to
pay principal
and interest on
the securities.

Bond Investment Risk

The bonds held by the Portfolios are subject to the risks of fixed income investing. Although these risks include short-term and prolonged price declines, such price declines in the bond market have historically been less severe than stock declines. Because the Portfolios do not select individual bonds within each index, the Portfolios may hold bonds that an investment adviser researching individual bond issuers might seek to avoid.

Credit Risk. Bonds also face credit risk. US Treasury bonds have minimal credit risk because they are backed by the US government's full faith and credit. However, not all securities issued by government agencies are backed by the government's full faith and credit. Additionally, corporate bonds are subject to greater credit risk than US government bonds.

Interest Rate Risk. All bonds, including those issued by the government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates go up, bond prices tend to fall; when rates fall, prices tend to rise. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. Each Portfolio may also invest in mortgage-backed securities, which are also subject to prepayment risk and extension risk. The ability of an issuer of such a security to repay principal prior to a security's maturity or extend repayment longer than anticipated can cause duration changes and greater price volatility in response to interest rate changes.

Risks of Foreign Investment

The Portfolios invest in foreign securities, including emerging market investments, which are subject to additional risks. Foreign securities often trade on markets that have less reliable information available and lower transaction volumes than markets in the United States. Foreign stock and bond prices can be more volatile as a result of these and other factors. Investing in foreign markets can also be more expensive due to currency exchange costs, foreign withholding and other taxes, higher commissions on trades and higher custodial fees. Currencies may weaken relative to the US dollar, eroding the dollar value of investments denominated in foreign currencies.

                                                              LIFEPATH BASICS  9

Model Risk

Although the model used to manage the Portfolios' assets has been developed and refined over many years, neither the Portfolios nor BGFA can offer any assurance that the recommended allocation will either maximize returns or minimize risks. Nor can the Portfolios or BGFA offer assurance that a recommended allocation will prove the ideal allocation in all circumstances for every investor with a particular time horizon.

LifePath Portfolio investments are not bank deposits or obligations of BGFA or BGI. They are not guaranteed or endorsed by the Federal Deposit Insurance Corporation or any other government agency.

Differences Among Portfolios

The LifePath Income and the LifePath 2010 Portfolios are currently subject to the highest levels of Bond Investment Risk of all of the LifePath Portfolios. The LifePath 2020 Portfolio is currently subject to a significant level of Bond Investment Risk, but less than the LifePath Income and LifePath 2010 Portfolios. The LifePath 2030 and the LifePath 2040 Portfolios currently have the lowest levels of Bond Investment Risk, although they are not free of such risk altogether.

The LifePath 2040, LifePath 2030 and the LifePath 2020 Portfolios, in descending order, are subject to the highest levels of Stock Investment Risk and Foreign Investment Risk. The LifePath 2010 Portfolio also currently has a significant level of Stock Investment Risk and Foreign Investment Risk, but less than the LifePath 2040, LifePath 2030 and the LifePath 2020 Portfolios. The LifePath Income Portfolio currently has the lowest level of Stock Investment Risk and Foreign Investment Risk, although it is not free of such risks altogether.

All of the Portfolios are subject to Model Risk and the additional risks are described in the section "A Further Discussion of Risk" and in the Portfolios' Statement of Additional Information (SAI).

10  BARCLAYS GLOBAL INVESTORS FUNDS

  Who May Want to Invest in LifePath Portfolios

  Which Portfolio to Consider

  In making your investment decision, you should keep in mind:

.. each Portfolio's investment strategy derives from the risk tolerance of average investors with a particular time horizon

.. the Portfolio's time horizon is based on the year in its name, except for the LifePath Income Portfolio that is designed for investors with short-term time horizons.

  Based strictly on statistical considerations, you would want to invest in the LifePath Portfolio corresponding to the year when you expect to begin withdrawing your investment (2010, 2020, etc.). But statistical considerations alone may not govern your investment decision, and the five LifePath Portfolios allow for that, too. If you are willing to assume greater risk in exchange for the possibility of higher returns, you might direct some or all of your assets to a LifePath Portfolio with a longer time horizon. If you desire a more conservative investment, and are willing to forego some potential returns, you might direct some or all of your assets to a LifePath Portfolio with a shorter time horizon. The final choice is yours.

                                                             LIFEPATH BASICS  11

Investment Returns

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Total Returns*

The bar charts and tables in this section provide some indication of the risks of investing in the Portfolios by showing the changes in their performance from year to year. The bar charts show the returns for each Portfolio for each full calendar year since inception. The average annual total return tables (before and after taxes) compare each Portfolio's average annual total return with the return of a corresponding index for one and five years and since inception. The performance information shown in both the bar charts and tables for periods before March 26, 1996 (the date the Barclays Global Investors Funds' LifePath Portfolios commenced operations) shows the performance of the Institutional Class shares of the predecessor funds.** The LifePath Portfolios are successors to the assets of the predecessor funds. The predecessor funds commenced operations on March 1, 1994, invested in the LifePath Master Portfolios and had the same investment objectives, strategies, policies and risk considerations as the Portfolios.

How the Portfolios and the predecessor funds performed in the past is not an indication of how the LifePath Portfolios will perform in the future.


                         [GRAPH APPEARS HERE]
                   LIFEPATH INCOME (CLASS I SHARES)
                   YEAR-BY-YEAR RETURNS
                             '95      17.38%
                             '96       6.33%
                             '97      10.71%
                             '98      10.49%
                             '99       4.85%
                             '00       4.73%
                             '01       3.60%

The LifePath Income Portfolio's year-to-date return as of March 31, 2002 was -0.02%.
The highest and lowest quarterly returns for the LifePath Income Portfolio for the calendar years above are listed below:

      Highest Quarterly                                    Lowest Quarterly
      Return: 2nd Qtr '97                                  Return: 3rd Qtr '99
             5.54%                                               -0.38%

 *Performance shown reflects the performance of the Class I shares.
**The predecessor funds were the Stagecoach Trust LifePath Funds, which are now known as the Wells Fargo Funds Trust Outlook Funds.

12  BARCLAYS GLOBAL INVESTORS FUNDS

                         [GRAPH APPEARS HERE]
                   LIFEPATH 2010 (CLASS I SHARES)
                   YEAR-BY-YEAR RETURNS
                             '95      23.98%
                             '96      10.74%
                             '97      16.60%
                             '98      16.04%
                             '99       9.48%
                             '00       0.71%
                             '01      -0.75%

The LifePath 2010 Portfolio's year-to-date return as of March 31, 2002 was
0.37%.
The highest and lowest quarterly returns for the LifePath 2010 Portfolio for the calendar years above are listed below:

      Highest Quarterly                                    Lowest Quarterly
      Return: 4th Qtr '98                                  Return: 3rd Qtr '01
            10.12%                                               -4.36%


                         [GRAPH APPEARS HERE]
                   LIFEPATH 2020 (CLASS I SHARES)
                   YEAR-BY-YEAR RETURNS
                                '95      27.50%
                                '96      13.57%
                                '97      21.21%
                                '98      19.97%
                                '99      14.12%
                                '00      -3.74%
                                '01      -6.42%

The LifePath 2020 Portfolio's year-to-date return as of March 31, 2002 was
0.39%.
The highest and lowest quarterly returns for the LifePath 2020 Portfolio for the calendar years above are listed below:

      Highest Quarterly                                    Lowest Quarterly
      Return: 4th Qtr '98                                  Return: 3rd Qtr '01
            14.61%                                               -9.05%

                                                            LIFEPATH BASICS  13

                         [GRAPH APPEARS HERE]
                   LIFEPATH 2030 (CLASS I SHARES)
                   YEAR-BY-YEAR RETURNS
                                '95      31.15%
                                '96      15.62%
                                '97      24.50%
                                '98      22.72%
                                '99      16.85%
                                '00      -5.65%
                                '01      -9.94%


The LifePath 2030 Portfolio's year-to-date return as of March 31, 2002 was
0.59%.
The highest and lowest quarterly returns for the LifePath 2030 Portfolio for the calendar years above are listed below:

      Highest Quarterly                                    Lowest Quarterly
      Return: 4th Qtr '98                                  Return: 3rd Qtr '01
            18.02%                                               -11.97%

                         [GRAPH APPEARS HERE]
                   LIFEPATH 2040 (CLASS I SHARES)
                   YEAR-BY-YEAR RETURNS
                                '95      32.54%
                                '96      18.65%
                                '97      26.85%
                                '98      25.58%
                                '99      21.38%
                                '00      -9.71%
                                '01     -13.41%


The LifePath 2040 Portfolio's year-to-date return as of March 31, 2002 was
0.63%.
The highest and lowest quarterly returns for the LifePath 2040 Portfolio for the calendar years above are listed below:

      Highest Quarterly                                    Lowest Quarterly
      Return: 4th Qtr '98                                  Return: 3rd Qtr '01
            21.72%                                               -14.98%

14  BARCLAYS GLOBAL INVESTORS FUNDS


 LIFEPATH INCOME AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)

                                                   SINCE INCEPTION
                      ONE YEAR      FIVE YEARS   (MARCH 1, 1994)/(1)/
---------------------------------------------------------------------
 LifePath Income
 Portfolio
 (Class I Shares)
  Return Before
  Taxes                 3.60%         6.83%              7.06%
  Return After
  Taxes on
  Distributions         2.16%         4.58%              4.97%
  Return After
  Taxes on
  Distributions
  and Sale of
  Fund Shares           2.29%         4.67%              4.86%
---------------------------------------------------------------------
 Wilshire 5000
 Index/(2)/
  (reflects no
  deduction for
  fees, expenses
  or taxes)           -10.97%         9.70%             12.99%
---------------------------------------------------------------------
 Lehman Brothers
 Aggregate Bond
 Index
  (reflects no
  deduction for
  fees, expenses
  or taxes)             8.44%         7.43%              7.10%
---------------------------------------------------------------------
 MSCI EAFE
 Index/(2)/
  (reflects no
  deduction for
  fees, expenses
  or taxes)           -21.44%         0.83%              2.65%
---------------------------------------------------------------------
 Salomon Brothers
 3-Month Treasury
 Bill Index/(2)/
  (reflects no
  deduction for
  fees, expenses
  or taxes)             4.09%         4.99%              4.93%
---------------------------------------------------------------------
 LifePath Income
 Benchmark/(3)/
  (reflects no
  deduction for
  fees, expenses
  or taxes)             3.53%         7.83%              8.26%
---------------------------------------------------------------------

/(1)/ The "since inception" date refers to the inception date of the predecessor fund. This column combines the performance of the predecessor fund since inception with the performance of the Portfolio since its inception date (i.e., the commencement of its operations on 3/26/96).
/(2)/ The addition of three market indices, the Wilshire 5000 Index, the MSCI
      EAFE Index, and the Salomon Brothers 3-Month Treasury Bill Index, along with Lehman Brothers Aggregate Index used in the past, will replace the LifePath Income Benchmark. The four indices will serve as more useful comparisons as they are representative of the four asset classes in the portfolio holdings of the LifePath Income Portfolio.
/(3)/ The LifePath Income Benchmark represents a custom mix of the Wilshire
      5000 Index, the Lehman Brothers Aggregate Bond Index, the MSCI EAFE Index and the Salomon Brothers 3-Month Treasury Bill Index.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                             LIFEPATH BASICS  15


 LIFEPATH 2010 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)

                                                  SINCE INCEPTION
                     ONE YEAR      FIVE YEARS   (MARCH 1, 1994)/(1)/
--------------------------------------------------------------------
 LifePath 2010
 Portfolio
 (Class I Shares)
  Return Before
  Taxes               -0.75%         8.17%              9.26%
  Return After
  Taxes on
  Distributions       -2.04%         5.84%              7.18%
  Return After
  Taxes on
  Distributions
  and Sale of
  Fund Shares         -0.28%         5.99%              6.91%
--------------------------------------------------------------------
 Wilshire 5000
 Index
  (reflects no
  deduction for
  fees, expenses
  or taxes)          -10.97%         9.70%             12.99%
--------------------------------------------------------------------
 Lehman Brothers
 Aggregate Bond
 Index
  (reflects no
  deduction for
  fees, expenses
  or taxes)            8.44%         7.43%              7.10%
--------------------------------------------------------------------
 MSCI EAFE
 Index/(2)/
  (reflects no
  deduction for
  fees, expenses
  or taxes)          -21.44%         0.83%              2.65%
--------------------------------------------------------------------
 Salomon Brothers
 3-Month Treasury
 Bill Index/(2)/
  (reflects no
  deduction for
  fees, expenses
  or taxes)            4.09%         4.99%              4.93%
--------------------------------------------------------------------
 LifePath 2010
 Benchmark/(3)/
  (reflects no
  deduction for
  fees, expenses
  or taxes)            0.57%         8.23%              9.10%
--------------------------------------------------------------------

/(1)/ The "since inception" date refers to the inception date of the predecessor fund. This column combines the performance of the predecessor fund since inception with the performance of the Portfolio since its inception date (i.e., the commencement of its operations on 3/26/96).
/(2)/ The addition of two market indices, the MSCI EAFE Index and Salomon
      Brothers 3-Month Treasury Bill Index, along with the Lehman Brothers Aggregate Bond Index and Wilshire 5000 Index used in the past, will replace the LifePath 2010 Benchmark. The four indices will serve as more useful comparisons as they are representative of the four asset classes in the portfolio holdings of the LifePath 2010 Portfolio.
/(3)/ The LifePath 2010 Benchmark represents a custom mix of the Wilshire 5000
      Index, the Lehman Brothers Aggregate Bond Index, the MSCI EAFE Index and the Salomon Brothers 3-Month Treasury Bill Index.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

16  BARCLAYS GLOBAL INVESTORS FUNDS


 LIFEPATH 2020 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)

                                                         SINCE INCEPTION
                            ONE YEAR      FIVE YEARS   (MARCH 1, 1994)/(1)/
---------------------------------------------------------------------------
 LifePath 2020
 Portfolio
 (Class I Shares)
  Return Before Taxes        -6.42%         8.37%             10.18%
  Return After Taxes on
  Distributions              -7.06%         6.50%              8.43%
  Return After
  Taxes on
  Distributions
  and Sale of
  Fund Shares                -3.91%         6.43%              7.93%
---------------------------------------------------------------------------
 Wilshire 5000
 Index
  (reflects no
  deduction for
  fees, expenses
  or taxes)                 -10.97%         9.70%             12.99%
---------------------------------------------------------------------------
 Lehman Brothers
 Aggregate
 Bond Index
  (reflects no
  deduction for
  fees, expenses
  or taxes)                   8.44%         7.43%             7.10%
---------------------------------------------------------------------------
 MSCI EAFE
 Index/(2)/
  (reflects no
  deduction for
  fees, expenses
  or taxes)                 -21.44%         0.83%             2.65%
---------------------------------------------------------------------------
 Salomon Brothers
 3-Month
 Treasury Bill
 Index/(2)/
  (reflects no
  deduction for
  fees, expenses
  or taxes)                   4.09%         4.99%             4.93%
---------------------------------------------------------------------------
 LifePath 2020
 Benchmark/(3)/
  (reflects no
  deduction for
  fees, expenses
  or taxes)                  -2.77%         8.47%             9.83%
---------------------------------------------------------------------------

/(1)/ The "since inception" date refers to the inception date of the predecessor fund. This column combines the performance of the predecessor fund since inception with the performance of the Portfolio since its inception date (i.e., the commencement of its operations on 3/26/96).
/(2)/ The addition of two market indices, the MSCI EAFE Index and Salomon
      Brothers 3-Month Treasury Bill Index, along with the Lehman Brothers Aggregate Bond Index and Wilshire 5000 Index used in the past, will replace the LifePath 2020 Benchmark. The four indices will serve as more useful comparisons as they are representative of the four asset classes in the portfolio holdings of the LifePath 2020 Portfolio.
/(3)/ The LifePath 2020 Benchmark represents a custom mix of the Wilshire 5000
      Index, the Lehman Brothers Aggregate Bond Index, the MSCI EAFE Index and the Salomon Brothers 3-Month Treasury Bill Index.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                             LIFEPATH BASICS  17

 LIFEPATH 2030 AVERAGE ANNUAL TOTAL RETURNS (AS OF
 DECEMBER 31, 2001)
                                                 SINCE INCEPTION
                     ONE YEAR      FIVE YEARS   (MARCH 1, 1994)(1)
------------------------------------------------------------------
 LifePath 2030
 Portfolio
 (Class I Shares)
  Return Before
  Taxes               -9.94%         8.69%            11.01%
  Return After
  Taxes on
  Distributions      -11.15%         6.75%             9.25%
  Return After
  Taxes on
  Distributions
  and Sale of
  Fund Shares         -5.38%         6.90%             8.82%
------------------------------------------------------------------
 Wilshire 5000
 Index
  (reflects no
  deduction for
  fees, expenses
  or taxes)          -10.97%         9.70%            12.99%
------------------------------------------------------------------
 Lehman Brothers
 Aggregate Bond
 Index
  (reflects no
  deduction for
  fees, expenses
  or taxes)           8.44%          7.43%            7.10%
------------------------------------------------------------------
 MSCI EAFE
 Index(/2/)
  (reflects no
  deduction for
  fees, expenses
  or taxes)          -21.44%         0.83%            2.65%
------------------------------------------------------------------
 Salomon Brothers
 3-Month Treasury
 Bill Index(/2/)
  (reflects no
  deduction for
  fees, expenses
  or taxes)           4.09%          4.99%            4.93%
------------------------------------------------------------------
 LifePath 2030
 Benchmark(/3/)
  (reflects no
  deduction for
  fees, expenses
  or taxes)           -6.07%         8.61%            10.50%

(/1/) The "since inception" date refers to the inception date of the predecessor fund. This column combines the performance of the predecessor fund since inception with the performance of the Portfolio since its inception date (i.e., the commencement of its operations on 3/26/96).
(/2/) The addition of two market indices, the MSCI EAFE Index and Salomon
      Brothers 3-Month Treasury Bill Index, along with the Lehman Brothers Aggregate Bond Index and Wilshire 5000 Index used in the past, will replace the LifePath 2030 Benchmark. The four indices will serve as more useful comparisons as they are representative of the four asset classes in the portfolio holdings of the LifePath 2030 Portfolio.
(/3/) The LifePath 2030 Benchmark represents a custom mix of the Wilshire 5000
      Index, the Lehman Brothers Aggregate Bond Index, the MSCI EAFE Index and the Salomon Brothers 3-Month Treasury Bill Index.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

18 BARCLAYS GLOBAL INVESTORS FUNDS

 LIFEPATH 2040 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                                                   SINCE INCEPTION
                      ONE YEAR      FIVE YEARS   (MARCH 1, 1994)(/1/)
---------------------------------------------------------------------
 LifePath 2040
 Portfolio
 (Class I Shares)
  Return Before
  Taxes               -13.41%         8.62%             11.62%
  Return After
  Taxes on
  Distributions       -13.74%         6.90%             10.09%
  Return After
  Taxes on
  Distributions
  and Sale of
  Fund Shares          -8.09%         7.03%              9.55%
---------------------------------------------------------------------
 Wilshire 5000
 Index
  (reflects no
  deduction for
  fees, expenses
  or taxes)           -10.97%         9.70%             12.99%
---------------------------------------------------------------------
 Lehman Brothers
 Aggregate Bond
 Index(/2/)
  (reflects no
  deduction for
  fees, expenses
  or taxes)            8.44%          7.43%             7.10%
---------------------------------------------------------------------
 MSCI EAFE
 Index(/2/)
  (reflects no
  deduction for
  fees, expenses
  or taxes)           -21.44%         0.83%             2.65%
---------------------------------------------------------------------
 Salomon Brothers
 3-Month Treasury
 Bill Index(/2/)
  (reflects no
  deduction for
  fees, expenses
  or taxes)            4.09%          4.99%             4.93%
---------------------------------------------------------------------
 LifePath 2040
 Benchmark(/3/)
  (reflects no
  deduction for
  fees, expenses
  or taxes)            -9.36%         8.69%             11.12%

(/1/) The "since inception" date refers to the inception date of the predecessor fund. This column combines the performance of the predecessor fund since inception with the performance of the Portfolio since its inception date (i.e., the commencement of its operations on 3/26/96).
(/2/) The addition of three market indices, the Lehman Brothers Aggregate Bond
      Index, the MSCI EAFE Index and Salomon Brothers 3-Month Treasury Bill Index, along with the Wilshire 5000 Index used in the past, will replace the LifePath 2040 Benchmark. The four indices will serve as more useful comparisons as they are representative of the four asset classes in the portfolio holdings of the LifePath 2040 Portfolio.
(/3/) The LifePath 2040 Benchmark represents a custom mix of the Wilshire 5000
      Index, the Lehman Brothers Aggregate Bond Index, the MSCI EAFE Index and the Salomon Brothers 3-Month Treasury Bill Index.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
                                                             LIFEPATH BASICS  19

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold LifePath Portfolio Class R shares. These tables do not reflect charges that may be imposed in connection with an account in which you hold Portfolio shares. A broker-dealer or financial institution maintaining the account in which you hold shares may charge separate account, service or transaction fees on the purchase or sale of Portfolio shares that would be in addition to the fees and expenses shown here.


  LIFEPATH PORTFOLIOS SHAREHOLDER FEES (FEES PAID DIRECTLY FROM
  YOUR INVESTMENT)

                    LifePath LifePath LifePath LifePath LifePath
                    Income   2010     2020     2030     2040
----------------------------------------------------------------
  Maximum sales
  charge (load)
  imposed on pur-
  chases (as a
  percentage
  of offering
  price)             1.00%    1.00%    1.00%    1.00%    1.00%
----------------------------------------------------------------
  Maximum deferred
  sales charge
  (load) (as a
  percentage of
  the lower of net
  asset value at
  purchase or
  redemption)         None     None     None     None     None
----------------------------------------------------------------

You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is included in the SAI, which is incorporated by reference in this prospectus and is available free of charge from your shareholder servicing agent or by calling 1 888 204 3956.


  LIFEPATH PORTFOLIOS ANNUAL OPERATING EXPENSES (EXPENSES THAT
  ARE DEDUCTED FROM PORTFOLIO ASSETS)

                   LifePath LifePath LifePath LifePath LifePath
                   Income   2010     2020     2030     2040
---------------------------------------------------------------
  Management Fees   0.35%    0.35%    0.35%    0.35%    0.35%
---------------------------------------------------------------
  Distribution
  (12b-1) Fees*     0.25%    0.25%    0.25%    0.25%    0.25%
---------------------------------------------------------------
  Other Expenses    0.50%    0.50%    0.50%    0.50%    0.50%
---------------------------------------------------------------
  Total Annual
  Portfolio
  Operating
  Expenses**        1.10%    1.10%    1.10%    1.10%    1.10%
---------------------------------------------------------------

 *Distribution fees have been adjusted as necessary from amounts incurred during the Portfolios' most recent fiscal year to reflect current fees.
**Information on total annual fund operating expenses in the above table and the following example reflects the expenses of both the Portfolios and the Master Portfolios in which they invest.

20  BARCLAYS GLOBAL INVESTORS FUNDS

Example

The example below is intended to help you compare the Portfolios' costs with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in the LifePath Portfolios over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that the Portfolios' operating expenses remained the same.

The Portfolios do not charge a fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.


                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
------------------------------------------------------------------
 LifePath Income     $211         $446         $700        $1,427
------------------------------------------------------------------
 LifePath 2010       $211         $446         $700        $1,427
------------------------------------------------------------------
 LifePath 2020       $211         $446         $700        $1,427
------------------------------------------------------------------
 LifePath 2030       $211         $446         $700        $1,427
------------------------------------------------------------------
 LifePath 2040       $211         $446         $700        $1,427
------------------------------------------------------------------

                                                             LIFEPATH BASICS  21

LIFEPATH DETAILS

The LifePath Investment Mission


With their comprehensive and methodical allocation strategies, the LifePath Portfolios can serve as the core of an investor's portfolio.

The Portfolios seek to maximize assets for retirement or other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. The Portfolios (other than the LifePath Income Portfolio) attempt to manage the investment risk in each strategy for investors whose time horizons correspond to the decade in the Portfolio's name. For example, LifePath 2010 is designed for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2010. Similarly, LifePath 2040 is designed for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2040. The LifePath Income Portfolio is designed for investors who are currently withdrawing, or who plan to begin withdrawing, a substantial portion of their investment in the near future.

22  BARCLAYS GLOBAL INVESTORS FUNDS

The LifePath Investment Model
--------------------------------------------------------------------------------
Defining Terms

BGFA, a
subsidiary of
BGI, serves as
the Master
Portfolios'
Investment
Adviser. BGFA
makes the
day-to-day
decisions on
buying and
selling
securities for
the Portfolios
and BGI conducts
the research
leading to those
decisions. As of
March 31, 2002,
BGI, including
its affiliates,
manages over
$790 billion in
assets and is
the world's
largest asset
manager for
institutions
such as major
endowments and
corporate and
government
pension plans.
BGI pioneered
research in
asset
allocation,
indexed
investing and
investment
modeling.

Each LifePath Portfolio seeks to achieve its objective through an investment strategy that relies on one of BGFA's proprietary investment models. The model, developed in the early 1990s and continuously refined, combines:

.. comprehensive data on the returns of the world's equity and bond markets

.. the statistical risk of losses in each of these markets

.. information on how these risks correlate: whether, for example, the cyclical ups and downs in one market, such as bonds, tend to moderate or amplify the cyclical ups and downs in another, such as stocks of large US companies

  The model sets the Portfolios' strategic allocation targets. From an extensive database, it calculates the expected return over time for a range of asset allocations. Then the model selects the allocation, or investment mix, with the highest expected return for a statistically determined risk of loss.

  A Portfolio's allocation may shift significantly in response to changing market conditions-since the Portfolios' investment approach allows the Portfolios to adjust the strategic allocation according to short-term investment considerations.

  Long-term strategic considerations generally account for about 75% of a LifePath Portfolio's asset allocation, and the short-term outlook accounts for about 25%.

                                                            LIFEPATH DETAILS  23

How It Works: Spending Your "Risk Budget" Wisely

One way to understand how the LifePath Portfolios adjust their asset allocation is to regard the statistically determined risk in each Portfolio as its "risk budget." Each Portfolio's analysis of investor needs begins with a statistical determination of how much its investors, on average, can afford to lose. This tolerance for loss can be viewed as the Portfolio's risk budget.

Different investment allocations can have the same risk of loss but with different expected returns. BGFA seeks the Portfolio allocations that offer the highest expected return while keeping within a Portfolio's statistically determined risk of loss. In other words, the Portfolios seek the highest expected return in exchange for the various levels of risk most investors that share the Portfolios' time horizons are willing to take.

Remember, expected returns are not guaranteed returns. They are average projections based on comprehensive research and accepted principles of market behavior. Likewise, statistically determined risk covers the most likely scenarios, but it does not cover all possible losses.

24  BARCLAYS GLOBAL INVESTORS FUNDS

Principal Investments

  The LifePath Portfolios invest in the following widely recognized asset classes:

.. money market instruments

.. bonds

.. stocks, including:

  . stocks of the largest US companies

  . stocks of all other publicly traded US corporations

  . stocks of issuers located outside the US

  Within stocks and bonds are sub-categories of securities:

.. US stocks can be separated according to the value of their outstanding stock
  (or capitalization), into large-cap, mid-cap and small-cap groupings.

.. Each of the stock capitalization categories can be separated according to their price-to-book ratios: the ratio of the value of a company's traded stock to the book value of its plant, equipment and other tangible assets. The companies with the higher price-to-book ratios are considered growth stocks, and the companies with the lower price-to-book ratios are value stocks.

.. Utilities-closely regulated power generating companies-are generally mid-size, but their performance differs enough from other mid-cap stocks to warrant a distinct grouping.

.. Micro-cap stocks-the smallest 5% of publicly traded companies-also constitute their own grouping apart from the rest of the small-cap universe.

.. US government bonds, bonds issued by corporations, mortgage-backed securities and foreign bonds form four separate sub-categories of bond investments. The first two sub-categories are further subdivided by maturity: long-term and intermediate-term.

                                                            LIFEPATH DETAILS  25

--------------------------------------------------------------------------------
Defining Terms

Investment-grade
bonds rank in the
four highest
categories,
according to the
statistical
criteria
established by
rating services
such as Moody's
Investors
Services and
Standard & Poor's
Corp.
to determine a
bond's
credit-worthiness
and a bond
issuer's
financial
strength.

Maturity measures
the number of
years from the
time a borrower
issues a bond to
the date when
the borrower must
fully repay
the loan,
interest included.

Model-Driven Decisions

The Portfolios' assets are allocated across investment classes and indexes according to a sophisticated mathematical model that was developed in the early 1990s and is continually refined. BGFA's investment professionals conduct ongoing research to enhance the model and to ensure it is keeping pace with the world's constantly changing financial markets. Using this model, BGFA relies on a consistent and objective structure for making investment decisions. Unlike traditional investment funds that employ individual portfolio managers who make decisions on a more subjective basis, BGFA applies a scientific approach to investing through the use of the model.

Indexes

Conventional asset allocation strategies target only the three broadest asset classes--money market investments, bonds and stocks. Comprehensive asset allocation strategies distribute investments methodically among the full range of asset classes. The charts below list the indexes adopted or constructed to track the performance of each of the asset classes in which the LifePath Portfolios may invest.


  INVESTMENT-GRADE BOND MARKET INDEXES
  SUB-CATEGORY             MATURITY RANGE    INDEX PROVIDER
-------------------------------------------------------------
  Long-term government     10 years or more  Lehman Brothers*
-------------------------------------------------------------
  Intermediate-term        More than 1       Lehman Brothers
  government               year/less than
                           10 years
-------------------------------------------------------------
  Long-term corporate      10 years or more  Lehman Brothers
-------------------------------------------------------------
  Intermediate-term        More than 1       Lehman Brothers
  corporate                year/less than
                           10 years
-------------------------------------------------------------
  Mortgage-backed**        More than 1 year  Lehman Brothers
-------------------------------------------------------------
  Non-US world government  One year or more  Salomon Smith
                                             Barney*
-------------------------------------------------------------

 *Lehman Brothers, Inc. and Salomon Smith Barney do not sponsor, endorse, sell or promote the LifePath Portfolios or their Master Portfolios, nor are they affiliated in any way with BGI or BGFA.
**All fixed-coupon mortgage pass-throughs issued or guaranteed by the Federal
  National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation.

26  BARCLAYS GLOBAL INVESTORS FUNDS


  STOCK MARKET INDEXES

  CAPITALIZATION   GROWTH/VALUE         STOCK MARKET         INDEX PROVIDER
-----------------------------------------------------------------------------------
  Large            Value                United States        S&P/BARRA*
-----------------------------------------------------------------------------------
  Large            Growth               United States        S&P/BARRA
-----------------------------------------------------------------------------------
  Large            Both                 Major world markets, Morgan Stanley
                                        excluding Japan      Capital International*
-----------------------------------------------------------------------------------
  Large            Both                 United States        Frank Russell*
-----------------------------------------------------------------------------------
  Large            Both                 Japan                Morgan Stanley
                                                             Capital International
-----------------------------------------------------------------------------------
  Medium           Value                United States        BGI
-----------------------------------------------------------------------------------
  Medium           Growth               United States        BGI
-----------------------------------------------------------------------------------
  Medium           Electrical power and United States        BGI
                   utility companies
-----------------------------------------------------------------------------------
  Small            Growth               United States        Frank Russell
-----------------------------------------------------------------------------------
  Small            Value                United States        Frank Russell
-----------------------------------------------------------------------------------
  Small            Value                United States        BGI
-----------------------------------------------------------------------------------
  Small            Growth               United States        BGI
-----------------------------------------------------------------------------------
  Smallest 5%      Both                 United States        BGI
-----------------------------------------------------------------------------------

*S&P, BARRA, Morgan Stanley Capital International and Frank Russell do not sponsor, endorse, sell or promote the LifePath Portfolios or their Master Portfolios, nor are they affiliated in any way with BGI or BGFA.

 The LifePath Portfolios may not invest in the constituent securities or asset categories of every available index. In fact, until a LifePath Portfolio's Master Portfolio has reached a net asset level of $100 million to $150 million, it is unlikely to invest in all the asset classes. More importantly, every asset category may not be appropriate for every Portfolio. Some may be too volatile for the LifePath Portfolios with relatively short time horizons. Others may not offer enough expected return for the LifePath Portfolios with relatively distant time horizons.

 Optimizing the Portfolios' Investments

 In the case of some asset categories, most notably US large-capitalization growth and value stocks, the LifePath Portfolios can own every stock listed in the index. Many of the other indexes consist of thousands of securities. As a practical matter, the Portfolios do not hold them all. Instead, the

                                                            LIFEPATH DETAILS  27

--------------------------------------------------------------------------------
Defining Terms

Depositary
Receipts are
receipts for
shares of
foreign stocks
held on deposit
in US banks or
banks of major
European
countries.
The receipts
trade on the US
or local
European stock
markets as would
normal stocks,
entitling their
owners to the
dividends and
capital gains
earned by the
real shares
stored in bank
vaults.

Index futures
contracts are
standardized
agreements
between two
parties that
commit one party
to sell and the
other to buy a
stipulated
quantity of a
market index at
a set price on
or before a
given date in
the future. The
seller never
actually delivers
"shares" of the
index or shares
of all the
stocks in the
index. Instead,
the buyer and
the seller
settle the
difference
between the
contract price
and the market
price in cash on
the agreed-upon
date--the buyer
paying the
difference if
the actual price
is lower than
the contract
price and the
seller paying
the difference
if the actual
price is higher.

Exchange Traded
Funds commonly
known as ETFs,
are investment
companies that
trade on an
exchange like
shares of common
stock. Most ETFs
are based on an
index and
attempt to
reproduce the
return of the
index by buying
some or all of
the securities
included in the
index. In the
future, some
ETFs may be
based on
strategies that
do not involve
reproducing the
return of an
index.

Repurchase
agreements
obligate a
person selling
US government or
other
high-quality
securities to
buy them back
within a
specified period
of time (usually
one week or
less) at an
agreed-upon
price.

Portfolios employ a technique known as optimization. The Portfolios select a group of securities whose diversity, fundamental characteristics and typical risks and returns will closely match the index as a whole. Including a particular security in one of the LifePath Portfolios in no way implies an opinion as to its attractiveness as an investment on its own.

For reasons related to optimization, the Portfolios also may invest in securities not included in any of the indexes. They may, for instance, invest in American and Global Depositary Receipts to gain exposure to foreign stock markets. They may also invest in index futures contracts or exchange traded funds. These tactics can permit the Portfolios to avoid some of the costs associated with direct investing. Investing in index future contracts also allows the Portfolios to more closely match the returns of a fully invested portfolio while keeping enough liquidity to meet the Portfolios' anticipated cash needs.

The Portfolios' Money Market Investments

The Portfolios' money market investments consist of high-quality short-term debt obligations selected for their credit quality and ability to maintain value. They all must have remaining maturities of 397 days (about 13 months) or less. The Portfolios will hold money market instruments that have an average-weighted maturity of 90 days or less. They include:

.. US government debt securities

.. foreign and domestic bank obligations

.. corporate borrowings

.. repurchase agreements

28  BARCLAYS GLOBAL INVESTORS FUNDS

A Further Discussion of Risk

Besides the general risks described above under Principal Risk Factors, the LifePath Portfolios are subject to additional specific risks.

Derivatives

A derivative is a financial contract whose value, or return, depends on, or is derived from, the value of an underlying asset such as a security or index. Index futures contracts are considered derivatives because they derive their value from the prices of the indexes. The floating rate or variable rate bonds and mortgage-backed securities that the Portfolios may purchase are also considered derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in market interest rates or to sudden fluctuations in market prices.

For a further discussion of LifePath Portfolio risks, please refer to the Portfolios' SAI. The SAI is incorporated by reference in this prospectus and is available free of charge from your shareholder servicing agent or by calling 1 888 204 3956.

                                                            LIFEPATH DETAILS  29

Management of the Portfolios

Investment Adviser

The LifePath Portfolios are feeder funds that invest all of their assets in similarly named Master Portfolios with substantially identical investment objectives, strategies and policies. BGFA provides investment guidance and policy direction for each of the Master Portfolios. For its services to the Master Portfolios, BGFA is entitled to receive an annual fee of 0.35% of each Master Portfolio's average daily net assets.

Unlike many traditional actively managed funds, there is no single portfolio manager who makes investment decisions for the LifePath Portfolios. Instead, a team of investment professionals evaluates recommendations made by BGFA's proprietary mathematical model. This process reflects BGFA's commitment to an objective and consistent investment management structure.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of BGI, which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, including its affiliates, is the world's largest manager of institutional investment assets. As of March 31, 2002, BGI and its affiliates, including BGFA, provided investment advisory services for over $790 billion in assets. BGI, BGFA, Barclays Bank and their affiliates deal, trade and invest for their own accounts in the types of securities in which the LifePath Portfolios' corresponding Master Portfolios may also invest.

30  BARCLAYS GLOBAL INVESTORS FUNDS

  Administrative Services

  The Portfolios' co-administrators, BGI and Stephens Inc., a full service broker/dealer, provide services related to:

.. management of the Portfolios' non-investment operations

.. preparation of reports for the Portfolios' Board of Trustees

.. preparation of reports required by the Securities and Exchange Commission and state securities commissions

.. preparation of proxy statements and shareholder reports

  BGI and Stephens are entitled to receive a combined annual fee of 0.50% of each Portfolio's average daily net assets. In return for this fee, BGI and Stephens have agreed to absorb all expenses of each Portfolio and Master Portfolio other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions, distribution fees, if any, payable as a result of a Distribution Plan and certain expenses which are borne by the Portfolios.

  Distribution Plan

  We have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Class R shares of the LifePath Portfolios. This plan is used to pay for distribution-related services, including ongoing compensation to selling agents. The fees are paid out of the Portfolio's ongoing assets. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees paid under the plan are at an annual rate of 0.25% of the average daily net assets of the Class R shares of the Portfolios.

                                                            LIFEPATH DETAILS  31

Shareholder Information

[LOGO OF AUTO ICON APPEARS HERE]

--------------------------------------------------------------------------------
Defining Terms

The Portfolios
have appointed
shareholder
servicing agents
to service
individual
Portfolio
accounts. In
addition to
buying and
selling shares
on behalf of
eligible
investors,
shareholder
servicing agents
may answer
shareholder
inquiries, keep
records, and
provide reports
on the status of
individual
accounts. The
Portfolios do
not charge extra
for these
services, but
compensate
shareholder
servicing agents
as part of their
operating expenses.

Investors Bank &
Trust (IBT) is
the Portfolios'
custodian,
transfer agent
and dividend
disbursing
agent.

  Who is Eligible to Invest

  To be eligible to purchase Portfolio shares, you must:

.. invest through an employer-sponsored or individual retirement savings plan

.. invest the proceeds rolled over from such plan into an Individual
  Retirement Account

.. maintain an account with Investors Bank & Trust or one of the Portfolios' shareholder servicing agents authorized to sell and service Portfolio shares

  The Portfolios offer another class of shares (Class I Shares) with different features and expense levels, which you may be eligible to buy.

  How to Buy Shares

.. Plan participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA. (Make arrangements through your employer.)

.. Tax-deferred investor. Invest through a shareholder servicing agent as provided in your benefit plan documents.* Your shareholder servicing agent is responsible for transmitting your purchase order and may impose an earlier deadline.

.. Qualified buyer. Invest through an account set up with your shareholder servicing agent. Your shareholder servicing agent is responsible for transmitting your purchase order and may impose an earlier deadline.

  You may be asked to provide information to verify your identity when opening an account.

*Your shareholder servicing agent is responsible for supplying plan documents itemizing account maintenance fees and describing the amount and nature of the investments allowed by law.

32  BARCLAYS GLOBAL INVESTORS FUNDS

  You must submit your purchase order by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4pm Eastern Time) on any day the Portfolio is open (a "Business Day") to purchase shares at that day's net asset value. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The Portfolios reserve the right to suspend the availability of Portfolio shares and have the right to reject any purchase order. The Portfolios are generally open Monday through Friday and are closed on weekends and NYSE holidays.

  How to Sell Shares*

.. Plan participant. Contact your Plan Sponsor or shareholder servicing agent.

.. Tax-deferred investor. Contact your Plan Sponsor or shareholder servicing agent.

.. Qualified buyer. Contact your shareholder servicing agent.

  You may sell Portfolio shares at any time without paying a sales charge. You must submit your purchase order to sell shares by the close of regular trading on the NYSE (normally 4pm Eastern Time) on any Business Day to sell shares at that day's net asset value. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.

  The Portfolios generally remit the proceeds from a sale the next Business Day after receiving a properly executed order and no longer than seven business days after the sale. It is important that you call the Portfolios before executing a large transaction. In consideration of the interests of all shareholders, each Portfolio reserves the right to reject any purchase orders or delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt a Portfolio's operation or performance. Please contact 1 888 204 3956 for further clarification.

  Upon redemption the identity of the holder of the account to which the proceeds are being sent may need to be verified.

*Under certain circumstances, the Portfolios reserve the right to send your sale proceeds in the form of securities from their Master Portfolio.

                                                            LIFEPATH DETAILS  33

--------------------------------------------------------------------------------
Defining Terms

The amortized
cost method
marks down any
premium, or
marks up any
discount, on
short-term debt
that the
Portfolios buy
at a constant
rate until
maturity. It
does not reflect
daily
fluctuations in
market value.


How to Exchange Shares

The Portfolios allow investors to exchange shares free of charge between other BGI Funds. Before buying shares through an exchange, you should obtain a copy of that Portfolio's prospectus and read it carefully. Prospectuses may be obtained by calling 1 888 204 3956.

The Portfolios may limit the number of times you may exchange shares if they believe doing so is in the best interest of other Portfolio shareholders. They may also modify or terminate this exchange privilege by giving 60 days' written notice.

Contacting the Portfolios

Call the Portfolios' Transfer Agent, IBT, at 1 888 204 3956, toll-free, Monday through Friday, 8:30am to 5pm, Eastern Time.

Calculating the Portfolios' Share Price

IBT calculates each Portfolio's share price (also known as a Portfolio's net asset value) in accordance with the standard formula for valuing mutual fund shares at the close of regular trading (normally 4pm Eastern Time) every day the NYSE is open. The formula calls for deducting all of a Portfolio's liabilities from the total value of its assets--the market value of the securities it holds, plus cash reserves--and dividing the result by the number of shares outstanding. IBT values most of the securities in the Portfolios at their current market prices. If a significant event has occurred, or if such prices are not readily available, IBT uses estimates of the securities' fair value in accordance with guidelines approved by the Master Portfolios' Board of Trustees. Debt securities maturing in 60 days or less are valued according to the amortized cost method.

34  BARCLAYS GLOBAL INVESTORS FUNDS

The price at which a purchase or redemption is made is based on the next calculation of net asset value after the order is received in proper form. An exchange of a Portfolio's shares for shares of another BGI Portfolio will be treated as a sale of the Portfolio's shares and any gain on the transaction may be subject to federal income tax.

Dividends and Distributions

The LifePath Portfolios pay out dividends of net investment income to investors every quarter. The Portfolios distribute their capital gains, if any, to shareholders at least annually. Dividends and distributions payable to you will be automatically reinvested in additional shares of your Portfolio, unless you request payment in cash.

Taxes

As with all mutual funds, you may be required to pay taxes on the Portfolios' net investment income and capital gains through distribution of such income and gains by the Portfolios to their shareholders. You will owe the taxes whether you choose to receive distributions in cash or have them automatically reinvested in Portfolio Shares.

The amount of taxes you owe on your share of Portfolio income and gains will vary from year to year, based on the amount of dividends of net investment income and capital gain distributions the Portfolios pay out and your tax rate. Normally, dividends and distributions are taxable to you when paid. However, when dividends and distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.


Dividends and capital gain distributions usually create the following tax liability:


  TRANSACTION                            TAX STATUS
  Income dividends                       Ordinary income
---------------------------------------------------------------
  Short-term capital gain distribution   Ordinary income
---------------------------------------------------------------
  Long-term capital gain distribution    Long-term capital gain
---------------------------------------------------------------

                                                            LIFEPATH DETAILS  35

A portion of dividends paid to corporate shareholders of the LifePath Portfolios may qualify for the dividends-received deduction available to corporations.

In addition, if you sell or exchange your Portfolio shares you may have a taxable gain or loss, depending on what you paid for your shares and what you receive for them (or are treated as receiving in the case of exchanges). Such gain or losses generally will be long-term capital gain or loss if you have held Portfolios shares for more than one year at the time of disposition.


  TRANSACTION                     TAX STATUS
  You sell shares owned for more  Long-term capital gain or
  than one year                   loss
------------------------------------------------------------
  You sell shares owned for one   Short-term capital gain or
  year or less                    loss
------------------------------------------------------------

If you buy a Portfolio's shares shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Portfolio that holds appreciated securities, you will, in effect, receive part of your purchase back in a taxable distribution if and when the Portfolio sells the securities and realizes gain on the sale. All of the Portfolios have built up, or have the potential to build up, high levels of unrealized appreciation in their investments.

After December 31 of a year, the Portfolios will send you a notice that tells you how much you've received in dividends and distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such dividends and distributions.

The Portfolios are required to withhold 30% as "backup withholding" on any payments to you by them (including amounts deemed paid in the case of exchanges) if you haven't given us a correct Taxpayer Identification Number
(TIN) and certified that the TIN is correct and withholding doesn't apply, the Internal Revenue Service (IRS) notifies the Portfolios that your TIN given to us is incorrect or the IRS informs us that you are otherwise subject to backup withholding. You may also be subject to IRS penalties if you give us an incorrect TIN. Any amounts withheld can be applied against your federal income tax liability.

In general, the Portfolios are also required to withhold 30% from dividends paid to foreign shareholders.

36  BARCLAYS GLOBAL INVESTORS FUNDS

Tax considerations for tax-exempt investors or investors holding fund shares through a tax-deferred account, such as a 401(k) plan or individual retirement account, will be different. Because each investor's tax circumstances are unique and because tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

Master/Feeder Mutual Fund Structure
The Portfolios do not have their own investment adviser. Instead, each Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio, that has substantially identical investment objectives, strategies and policies as the individual Portfolios. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolio and therefore the Portfolios.

Feeder Fund Expenses. The feeders bear the Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, each Portfolio's Board of Trustees retains the right to withdraw the Portfolio's assets from the Master Portfolio if it believes doing so is in the shareholders' best interests. If the Trustees withdraw the Portfolio's assets, they would then consider whether the Portfolio should hire its own investment adviser, invest in another master portfolio or take other action.

                                                            LIFEPATH DETAILS  37

Financial Highlights

The tables below provide a picture of the Class I shares of each Portfolio's financial performance for the five most recent fiscal years. The per share information reflects financial results for a single Portfolio share. The total returns in the tables represent the rates of return that an investor would have earned or lost on an investment in each of the Portfolios, assuming reinvestment of all dividends and distributions. The information has been audited in 2002 by PricewaterhouseCoopers LLP, all other periods were by KPMG LLP, independent auditors, whose report, along with the Portfolios' financial statements, is included in the Portfolios' annual report. You may obtain copies of the annual reports at no cost by calling toll-free 1 888 204 3956, 8:30am to 5pm Eastern time, Monday through Friday.


                                      LIFEPATH INCOME PORTFOLIO                                  LIFEPATH 2010 PORTFOLIO

                   Year Ended  Year Ended Year Ended Year Ended  Year Ended  Year Ended  Year Ended Year Ended Year Ended Year Ended
                    2/28/2002   2/28/2001  2/29/2000  2/28/1999  2/28/1998   2/28/2002   2/28/2001  2/29/2000  2/28/1999  2/28/1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year     $10.77      $11.18     $11.53     $11.56     $10.97     $12.46      $13.49    $14.29     $13.90     $12.46
------------------------------------------------------------------------------------------------------------------------------------
Income from
investment
operations:
Net investment
income                  0.34/(3)/   0.44       0.43       0.42       0.46       0.31/(3)/   0.41      0.42       0.38       0.40
Net realized and
unrealized gain
(loss) investments     (0.10)/(3)/  0.23       0.12       0.34       0.85      (0.46)/(3)/ (0.16)     0.71       1.01       1.87
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations   0.24        0.67       0.55       0.76       1.31      (0.15)       0.25      1.13       1.39       2.27
------------------------------------------------------------------------------------------------------------------------------------
Less
distributions
from:
Net investment
income                 (0.35)      (0.44)     (0.43)     (0.42)     (0.46)     (0.33)      (0.41)    (0.42)     (0.38)     (0.40)
Net realized
gain                   (0.07)      (0.64)     (0.47)     (0.37)     (0.26)     (0.13)      (0.87)    (1.51)     (0.62)     (0.43)
------------------------------------------------------------------------------------------------------------------------------------
Total
distributions          (0.42)      (1.08)     (0.90)     (0.79)     (0.72)     (0.46)      (1.28)    (1.93)     (1.00)     (0.83)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of year           $10.59      $10.77     $11.18     $11.53     $11.56     $11.85      $12.46    $13.49     $14.29     $13.90
------------------------------------------------------------------------------------------------------------------------------------
Total return            2.25%       6.16%      4.82%      6.70%     12.32%     (1.13)%      1.73%     7.92%     10.19%     18.73%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental
Data:
Net assets, end
of year (000s)       $36,936     $32,763    $28,772    $51,281    $48,731   $108,601     $89,988   $88,715   $132,798   $112,436
Ratio of
expenses to
average net
assets/(1)/             0.89%       0.95%      0.95%      0.95%      0.95%      0.89%       0.95%     0.95%      0.95%      0.95%
Ratio of net
investment
income to
average net
assets/(1)/             3.19%/(3)/  4.00%      3.63%      3.55%      4.06%      2.59%/(3)/  3.09%     2.80%      2.73%      3.09%
Portfolio
turnover
rate/(2)/                116%/(4)/    58%        55%        66%        39%        86%/(4)/    54%       49%        38%        46%
------------------------------------------------------------------------------------------------------------------------------------

/(1)/ These ratios include expenses charged to the corresponding Master
      Portfolio.
/(2)/ Represents the Portfolio turnover rate of each Portfolio's corresponding
      Master Portfolio.
/(3)/ Effective March 1, 2001, the Portfolio adopted the provisions of t the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratios and per share data for the year ended February 28, 2002. Ratios and per share data for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.
/(4)/ Portfolio turnover rates excluding in-kind transactions were 52% for the LifePath Income pOrtfolio and 48% for the LifePath 2010 Portfolio.

38  BARCLAYS GLOBAL INVESTORS FUNDS

--------------------------------------------------------------------------------------------------------------------------------
                                      LIFEPATH 2020 PORTFOLIO                        LIFEPATH 2030 PORTFOLIO
----------------------------------------------------------------------- --------------------------------------------------------
                Year Ended  Year Ended Year Ended Year Ended Year Ended  Year Ended  Year Ended Year Ended Year Ended Year Ended
                 2/28/2002   2/28/2001  2/29/2000  2/28/1999  2/28/1998   2/28/2002   2/28/2001  2/29/2000  2/28/1999  2/28/1998
----------------------------------------------------------------------- --------------------------------------------------------
Net asset value,
beginning of
year              $14.55      $16.18      $16.38     $15.73     $13.40     $15.77       $17.84    $18.57     $17.39     $14.17
--------------------------------------------------------------------------------------------------------------------------------
Income from
investment
operations:
Net investment
income              0.23/(3)/   0.31        0.32       0.31       0.33       0.18/(3)/    0.23      0.26       0.24       0.26

Net realized and
unrealized gain
(loss)
investments        (1.02)/(3)/ (0.83)       1.47       1.58       2.84      (1.48)/(3)/ (1.22)      2.22       2.06       3.65
--------------------------------------------------------------------------------------------------------------------------------
Total from
investment
operations         (0.79)      (0.52)       1.79       1.89       3.17      (1.30)      (0.99)      2.48       2.30       3.91
--------------------------------------------------------------------------------------------------------------------------------
Less
distributions
from:
Net investment
income             (0.24)      (0.31)      (0.32)     (0.31)     (0.33)     (0.19)      (0.23)     (0.26)     (0.24)     (0.26)

Net realized
gain               (0.00)/(4)/ (0.80)      (1.67)     (0.93)     (0.51)     (0.59)      (0.85)     (2.95)     (0.88)     (0.43)
--------------------------------------------------------------------------------------------------------------------------------
Total
distributions      (0.24)      (1.11)      (1.99)     (1.24)     (0.84)     (0.78)      (1.08)     (3.21)     (1.12)     (0.69)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of year       $13.52      $14.55      $16.18     $16.38     $15.73     $13.69      $15.77     $17.84     $18.57     $17.39
--------------------------------------------------------------------------------------------------------------------------------
Total return       (5.44)%     (3.54)%     10.84%     12.42%     24.25%     (8.25)%     (5.99)%    13.04%     13.55%     28.22%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental
Data:
Net assets,
end of year
(000s)          $319,935    $182,807    $143,052   $166,130   $148,197   $108,538     $79,665    $84,016   $116,729    $95,309

Ratio of
expenses to
average net
assets/(1)/         0.89%       0.95%       0.95%      0.95%      0.95%      0.89%       0.95%      0.95%      0.95%      0.95%

Ratio of net
investment
income to
average net
assets/(1)/         1.74/(3)/   1.99%       1.87%      1.91%      2.28%      1.25%/(3)/  1.32%      1.32%      1.35%      1.72%

Portfolio
turnover
rate/(2)/             86%/(5)/    39%         43%        36%        41%        53%/(5)/    27%        26%        19%        27%
---------------------------------------------------------------------------------------------------------------------------------

/(1)/These ratios include expenses charged to the corresponding Master
     Portfolio.
/(2)/Represents the Portfolio turnover rate of each portfolio's corresponding
     Master Portfolio.
/(3)/Effective March 1, 2002, the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratios and per share data for the year ended February 28, 2002. Ratios and per share data for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.
/(4)/Rounds to less than $0.01.
/(5)/Portfolio turnover rates excluding in-kind transactions were 35% for the LifePath 2020 Portfolio and 25% for the LifePath 2030 Portfolio.

                                                           LIFEPATH DETAILS 39

                                       LIFEPATH 2040 PORTFOLIO
                          Year           Year            Year       Year       Year
                          Ended          Ended          Ended      Ended      Ended
                          2/28/2002      2/28/2001  2/29/2000  2/28/1999  2/28/1998
-----------------------------------------------------------------------------------
Net asset value,
beginning of year           $16.74         $20.64     $20.25     $18.77     $15.21
-----------------------------------------------------------------------------------
Income from investment
operations:
Net investment income         0.10/(3)/      0.11       0.13       0.14       0.18
Net realized and
unrealized gain (loss)
investments                  (1.93)/(3)/    (2.20)      3.18       2.67       4.41
-----------------------------------------------------------------------------------
Total from investment
operations                   (1.83)         (2.09)      3.31       2.81       4.59
-----------------------------------------------------------------------------------
Less distributions from:
Net investment income        (0.10)         (0.10)     (0.13)     (0.14)     (0.19)
Net realized gain            (0.08)         (1.71)     (2.79)     (1.19)     (0.84)
-----------------------------------------------------------------------------------
Total distributions          (0.18)         (1.81)     (2.92)     (1.33)     (1.03)
-----------------------------------------------------------------------------------
Net asset value, end of
year                        $14.73         $16.74     $20.64     $20.25     $18.77
-----------------------------------------------------------------------------------
Total return                (10.89)%       (10.81)%    16.01%     15.35%     30.95%
-----------------------------------------------------------------------------------
Ratios/Supplemental
Data:
Net assets, end of year
(000s)                     $84,961        $97,863   $122,683   $163,883   $126,601
Ratio of expenses to
average net assets/(1)/       0.90%          0.95%      0.95%      0.95%      0.95%
Ratio of net investment
income to average net
assets/(1)/                   0.64%/(3)/     0.50%      0.59%      0.72%      1.04%
Portfolio turnover
rate/(2)/                       15%/(4)/       20%        29%        19%        34%

/(1)/These ratios include expenses charged to the corresponding Master
Portfolio.
/(2)/Represents the Portfolio turnover rate of each Portfolio's corresponding Master Portfolio.
/(3)/Effective March 1, 2001, the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratios and per share data for the year ended February 28, 2002. Ratios and per share data for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.
/(4)/Portfolio turnover rate excluding in-kind transactions was 15%.

BARCLAYS GLOBAL INVESTORS FUNDS 40

For more detailed information on the LifePath Portfolios, request a copy of the Portfolios, annual and semi-annual reports to shareholders and their Statement of Additional Information (SAI). The annual and semi-annual reports discuss Portfolio investments over the last fiscal year. They also review the market conditions and investment strategies that materially affected Portfolio performance.

The SAI provides detailed information on the Class R shares of the Portfolios. BGFA has electronically filed the SAI, dated July 1, 2002, with the Securities and Exchange Commission. It is incorporated by reference into this prospectus.

If you have any questions about the LifePath Portfolios, or wish to obtain the reports and SAI free of charge, please call the Portfolios' toll-free number:

1 888 204 3956

Or you may write LifePath Portfolios:

c/o Investors Bank & Trust Co.
P.O. Box 9130
Mail Code MFD23
Boston, MA 02117-9130

You can also obtain this information through the Internet on the Securities and Exchange Commission's Website:

http://www.sec.gov

The Securities and Exchange Commission will furnish hard copies of the documents, upon payment of a duplicating fee, through the Public Reference Section. Address your request to:

Public Reference Section
of the SEC
Washington, D.C. 20549-6009

You can also review and copy the documents at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call the Commission at 1 800 SEC 0330 for further details.

Investment Company Act File No.:

811-7332

BGF-PR-LPRO70                                    BARCLAYS GLOBAL INVESTORS FUNDS

                        BARCLAYS GLOBAL INVESTORS FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

                           LIFEPATH INCOME PORTFOLIO
                            LIFEPATH 2010 PORTFOLIO
                            LIFEPATH 2020 PORTFOLIO
                            LIFEPATH 2030 PORTFOLIO
                            LIFEPATH 2040 PORTFOLIO

                           Class I and Class R Shares

                                  July 1, 2002


     Barclays Global Investors Funds (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about the Trust's LifePath Income (formerly LifePath
2000), LifePath 2010, LifePath 2020, LifePath 2030, and LifePath 2040 Portfolios (the "LifePath Portfolios" or the "Portfolios"). The LifePath Portfolios were formerly named the LifePath Funds.

     Each LifePath Portfolio invests all of its assets in a separate portfolio (each a "Master Portfolio" and collectively, the "Master Portfolios") of Master Investment Portfolio ("MIP") having the same investment objective as the Portfolio. Therefore, the investment experience of each Portfolio will correspond directly with the relevant Master Portfolio's investment experience. MIP is an open-end, series investment company. Barclays Global Fund Advisors ("BGFA") serves as investment adviser to the corresponding Master Portfolio of each LifePath Portfolio. References to the investments, investment policies and risks of the Portfolios unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the corresponding Master Portfolios.

     This SAI is not a prospectus and should be read in conjunction with the Portfolios' current Prospectuses, also dated July 1, 2002. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Portfolios, which include the schedule of investments and independent auditors' report for the fiscal year ended February 28, 2002, are hereby incorporated by reference to the Portfolios' Annual Report. Copies of the Prospectuses and copies of the Annual Reports may be obtained without charge by writing Barclays Global Investors Funds, c/o Investors Bank & Trust Co., -- Transfer Agent, P.O. Box 9130, Mail Code MFD23, Boston, MA 02117-9130, or by calling 1-888-204-3956.
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                               TABLE OF CONTENTS

                                                                                              Page
                                                                                              ----
History of the Trust........................................................................     1
Description of the Portfolios and Their Investments and Risks...............................     1
Portfolio Securities........................................................................     4
Risk Considerations.........................................................................    17
Management..................................................................................    19
Control Persons and Principal Holders of Securities.........................................    23
Investment Adviser and Other Service Providers..............................................    26
Performance Information.....................................................................    32
Determination of Net Asset Value............................................................    33
Purchase, Redemption and Pricing of Shares..................................................    35
Portfolio Transactions......................................................................    36
Dividends, Distributions and Taxes..........................................................    37
Capital Stock...............................................................................    44
Additional Information on the Portfolios....................................................    46
Financial Statements........................................................................    46
Appendix....................................................................................   A-1

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                             HISTORY OF THE TRUST

  The Trust is an open-end, management investment company, organized on December 4, 2001 as a business trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the "Company") approved a proposal to redomicile the Company from a Maryland corporation to a Delaware business trust (the "Redomiciling"). The Redomiciling was approved by shareholders of the Company on November 16, 2001. The Trust was established with ten series, including the Portfolios, corresponding to and having identical designations as the Company's ten series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company's registration statement. Shortly thereafter, the Company was dissolved.

  The Trust consists of multiple series, including the Portfolios. The Trust's principal office is located at 111 Center Street, Little Rock, Arkansas 72201. Each Portfolio invests all of its assets in the corresponding Master Portfolio of MIP (as shown below), which has the same investment objective as the related Portfolio. BGFA has granted the Trust a non-exclusive license to use the name "LifePath." If the license agreement is terminated, the Trust, at BGFA's request, will cease using the "LifePath" name.

           LifePath Portfolio               Corresponding Master Portfolio
           -------------------------        --------------------------------
           LifePath Income Portfolio        LifePath Income Master Portfolio
           LifePath 2010 Portfolio          LifePath 2010 Master Portfolio
           LifePath 2020 Portfolio          LifePath 2020 Master Portfolio
           LifePath 2030 Portfolio          LifePath 2030 Master Portfolio
           LifePath 2040 Portfolio          LifePath 2040 Master Portfolio

  On April 28, 1999, the Company's Board of Directors approved, primarily for marketing purposes, the change of its corporate name from "MasterWorks Funds Inc." to "Barclays Global Investors Funds, Inc." On or about April 17, 2001, the Class R shares the LifePath Portfolios commenced operations and the existing unnamed class of shares was named the "Class I" shares. On July 1, 2001, the Company's LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds were renamed the LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Portfolios.

     DESCRIPTION OF THE PORTFOLIOS AND THEIR INVESTMENTS AND RISKS

  The LifePath Master Portfolios in which the Portfolios invest consist of five asset allocation funds, each of which is a diversified fund offered by MIP. Organizations and other entities such as the Portfolios that hold shares of beneficial interest of a Master Portfolio may be referred to herein as "feeder funds." To avoid the need to refer to both the Portfolios and the Master Portfolios in every instance, the following sections generally refer to the Portfolios only.

  Investment Objectives and Policies.  Each Portfolio has adopted a non-
  ----------------------------------
fundamental investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Portfolio. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Trustees of the Trust at any time.

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  Each Portfolio has adopted a non-fundamental investment objective that is set forth in its Prospectus. The investment objective and policies of a Portfolio determine the types of portfolio securities in which it invests, the degree of risk to which it is subject and, ultimately, its performance. As with all mutual funds, there can be no assurance that the investment objective of each Portfolio will be achieved.

  The Portfolios seek to provide long-term investors in a feeder fund with an asset allocation strategy designed to maximize assets consistent with the quantitatively measured risk such investors, on average, may be willing to accept given their investment time horizons. The Portfolios invest in a wide range of U.S. and foreign equity and debt securities and money market instruments. Each Portfolio, except the LifePath Income Portfolio, is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year stated in the title of the Portfolio in which they invest (e.g., investors in the LifePath 2010 Portfolio plan to retire, or begin to withdraw substantial portions of their investment, in the year 2010). The LifePath Income Portfolio is managed for investors seeking income and moderate long-term growth of capital.

  The LifePath Portfolios contain both "strategic" and "tactical" components, with the strategic component weighted more heavily than the tactical component. The strategic component of the Portfolios evaluates the risk that investors, on average, may be willing to accept given their investment time horizons. The strategic component thus determines the changing investment risk level of each LifePath Portfolio as time passes. The tactical component addresses short-term market conditions. The tactical component thus adjusts the amount of investment risk taken by each LifePath Portfolio without regard to time horizon, but rather in consideration of the relative risk-adjusted short-term attractiveness of various asset classes. The LifePath Portfolios may invest in a wide range of U.S. and foreign investments and market sectors and may shift their allocations among investments and sectors from time to time. To manage the LifePath Portfolios, BGFA employs a proprietary investment model (the "Model") that analyzes extensive financial and economic data, including risk correlation and expected return statistics. The Model selects indices representing segments of the global equity and debt markets and the Portfolios invest to create market exposure by purchasing representative samples of the indices in an attempt to replicate their performance.

  The Model has broad latitude to allocate the Portfolios' investments among a wide range of asset classes, including, among others, equity securities, debt securities and money market instruments. The LifePath Portfolios are not managed as balanced portfolios and are not required to maintain a portion of their investments in each of the permitted investment categories at all times. Until a LifePath Portfolio attains an asset level of approximately $100 to $150 million, the Model will allocate assets across fewer of the investment categories identified below than it otherwise would. As a LifePath Portfolio approaches this minimum asset level, the Model will add investment categories from among those identified below, thereby approaching the desired investment mix over time. The portfolio of investments of each LifePath Portfolio is compared from time to time to the Model's recommended allocation. Recommended reallocations are implemented subject to BGFA's assessment of current economic conditions and investment opportunities. BGFA may change from time to time the criteria and methods it uses to implement the recommendations of the Model. Recommended reallocations are implemented in accordance with trading policies designed to take advantage of market opportunities and reduce transaction costs. The asset allocation mix selected by the Model is a primary determinant in the respective LifePath Portfolio's investment performance. BGFA manages other portfolios that also invest in accordance with the Model. The performance of each of those other portfolios is likely to vary from the performance of LifePath Portfolios. Such variation in performance is primarily due to different equilibrium asset-mix assumptions used for the various portfolios, timing differences in the implementation of the Model's recommendations and differences in expenses and liquidity requirements. The overall management of each LifePath Portfolio is based on the recommendation of the Model, and

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no person is primarily responsible for recommending the mix of asset classes in each Portfolio or the mix of securities within the asset classes. Decisions relating to the Model are made by BGFA's investment committee.

  Fundamental Investment Restrictions.  The Portfolios are subject to the
  -----------------------------------
following investment restrictions, all of which are fundamental policies.

Each LifePath Portfolio may not:

     (1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Portfolio's investments in that industry would equal or exceed 25% of the current value of the Portfolio's total assets, provided that this restriction does not limit a Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities;

     (2) Purchase the securities of any single issuer if, as a result, with respect to 75% of a Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

     (4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Portfolio shall not constitute an underwriting for purposes of this paragraph;

     (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the

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

          purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

  With respect to paragraph 3, the 1940 Act currently allows a Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 4, the 1940 Act and regulatory interpretations currently limit the percentage of a Portfolio's securities that may be loaned to one-third of the value of its total assets.

  Non-Fundamental Investment Restrictions.  The Portfolios are subject to the
  ---------------------------------------
following investment restrictions, all of which are non-fundamental policies.

As a matter of non-fundamental policy:

     (1) The Portfolios may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Portfolio's total assets with respect to any one investment company, and (iii) 10% of such Portfolio's total assets in the aggregate. Other investment companies in which the Portfolios invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Portfolio.

     (2) Each Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

     (3) Each Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Portfolios will not enter into any portfolio security lending arrangement having a duration of longer than one year.

     (4) Each Portfolio may not purchase securities on margin, but each Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

  Notwithstanding any other investment policy or limitation (whether or not fundamental), each Portfolio may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Portfolio. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require approval of shareholders.


                              PORTFOLIO SECURITIES

  To the extent set forth in this SAI, each Portfolio through its investment in the corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Portfolios and the Master Portfolios in every instance, the following sections generally refer to the Portfolios only.

  Bank Obligations.  Each LifePath Portfolio may invest in bank obligations,
  ----------------
including certificates of deposit, time deposits and other short-term obligations of domestic banks, obligations of foreign branches of domestic banks and obligations of domestic and foreign branches of foreign banks. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by each Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Portfolio, depending on the principal amount of the CDs of each bank held by the Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by each Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts that they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

  Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

  Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

  In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (i) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (ii) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

  In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BGFA carefully evaluates such investments on a case-by-case basis.

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

  Each Portfolio may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, provided that such institutions are members of the FDIC, and further provided such Portfolio purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. No Portfolio will own more than one such CD per such issuer.

  Bonds.  Certain of the debt instruments purchased by the Portfolios may be
  -----
bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Also, the Portfolios may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of their investment portfolios. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

  Convertible Securities.  Each LifePath Portfolio may purchase fixed-income
  -----------------------
convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

  Exchange-Traded Funds.  The Portfolios may purchase shares of exchange-traded
  ---------------------
funds ("ETFs"), including shares of ETFs that are affiliates of the Trust. Typically, a Portfolio would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Portfolio. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Most ETFs are investment companies. Therefore, a Portfolio's purchases of

ETF shares generally are subject to the limitations described under the heading "Investment Company Securities" below.

  An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Portfolio could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

  Fixed-Income Obligations.  Investors should be aware that even though
  -------------------------
interest-bearing obligations are investments that promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term obligations are affected to a greater extent by interest rates than shorter-term obligations. The values of fixed-income obligations also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment grade, the particular LifePath Portfolio considers all circumstances deemed relevant in determining whether to continue to hold the security.

  Certain obligations that may be purchased by the LifePath Portfolio, such as those rated "Baa" by Moody's and "BBB" by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Securities that are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Obligations rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rated categories. Obligations rated "BBB" by Fitch are considered investment grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these obligations and, therefore, impair timely payment. Obligations rated "BBB" by Duff have below average protection factors but nonetheless are considered sufficient for prudent investment.

  If a security held by a LifePath Portfolio is downgraded to a rating below investment grade, such Portfolio may continue to hold the obligation until such time as BGFA determines it to be advantageous for the LifePath Portfolio to sell the obligation. If such a policy would cause a LifePath Portfolio to have 5% or more of its net assets invested in obligations that have been downgraded below investment grade, the Portfolio promptly would seek to dispose of such obligations in an orderly manner.

  Floating- and Variable-Rate Obligations. Each LifePath Portfolio may
  ----------------------------------------
purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit a Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepare in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically at specified intervals.

  Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Portfolio may invest in obligations that are not so rated only if the investment adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Portfolio may invest. The investment adviser, on behalf of each Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Portfolio's portfolio. No Portfolio invests more than 10% of the value of its total net assets in floating-or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

  Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.
  -----------------------------------------------------------------------------
Each Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Portfolio will generally purchase securities with the intention of acquiring them, a Portfolio may dispose of securities purchased on a when issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the investment adviser.

  Futures Contracts and Options Transactions.  LifePath Portfolios may use
  ------------------------------------------
futures contracts as a hedge against the effects of interest rate changes or changes in the market value of the stocks comprising the index in which such Portfolio invests. In managing their cash flows, these Portfolios also may use futures contracts as a substitute for holding the designated securities underlying the futures contract. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date - the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. At the time it enters into a futures transaction, a Portfolio is required to make a performance deposit (initial margin) of cash or liquid securities in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures position that is continually "marked to market."

  A LifePath Portfolio may engage only in futures contract transactions involving (i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by such Portfolio; (ii) the purchase of a futures contract when such Portfolio holds a short position having the same delivery month (i.e., a long position offsetting a short position); or (iii) the purchase of a futures contract to permit the Portfolio to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When a Portfolio purchases a futures contract, it will create a segregated account consisting of cash or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.

  If a LifePath Portfolio enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If instead a Portfolio purchases a futures contract as a substitute for investing in the designated underlying securities, a Portfolio experiences gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits a Portfolio to experience the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Portfolio (e.g., from purchases and redemptions of Portfolio shares). Under normal market conditions, futures contract positions may be closed out on a daily basis. The LifePath Portfolios expect to apply a portion of their cash or cash equivalents maintained for liquidity needs to such activities.

  Transactions by a LifePath Portfolio in futures contracts involve certain risks. One risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in the Portfolio's investment portfolio. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures positions in certain cases. Limits on price fluctuations are designed to stabilize prices for the benefit of market participants; however, there could be cases where the Portfolio could incur a larger loss due to the delay in trading than it would have if no limit rules had been in effect.

  In order to comply with undertakings made by the LifePath Portfolio pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Portfolios will use futures and option contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts that do not come within the meaning and intent of CFTC Reg. 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any such contract it has entered into; and provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Reg. 190.01(x) may be excluded in computing such five percent.

  Stock Index Futures and Options on Stock Index Futures. Each LifePath Portfolio may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Portfolio seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

  Options on stock indices are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised.

  Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. Each LifePath Portfolio may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Portfolios may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate their options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Portfolios' portfolio securities that are the subject of the transaction.

  Interest-Rate and Index Swaps. Each LifePath Portfolio may enter into interest-rate and index swaps in pursuit of their investment objectives. Interest-rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments on fixed-rate payments). Index swaps involve the exchange by a Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Portfolio will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If a Portfolio enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by a Portfolio. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Portfolio may not receive net amount of payments that a Portfolio contractually is entitled to receive.

  Future Developments. Each LifePath Portfolio may take advantage of
  -------------------
opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by the Portfolios or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a LifePath Portfolio's investment objective and legally permissible for each Portfolio. Before entering into such transactions or making any such investment, a LifePath Portfolio would provide appropriate disclosure in its prospectus or this SAI.

  Illiquid Securities.  Each LifePath Portfolio may invest up to 15% of the
  --------------------
value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Portfolio cannot exercise a demand feature on not more than seven days notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

  Initial Public Offerings. Although not a principal investment strategy of the
  ------------------------
Portfolios, the Portfolios may purchase shares issued in initial public offerings ("IPOs"). Although companies can be any age or size at the time of their IPOs, they are often smaller and have a limited operating history, which creates a greater potential for the value of their securities to be impaired following the IPO. In addition, market psychology prevailing at the time of an IPO can have a substantial and unpredictable effect on the price of an IPO security, causing the price of a company's securities to be particular volatile at the time of its IPO and for a period thereafter.

  Investment Company Securities. Each LifePath Portfolio may invest in
  ------------------------------
securities issued by other investment companies that principally invest in securities of the type in which the Portfolio invests. Under the 1940 Act, a Portfolio's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's net assets with respect to any one investment company and (iii) 10% of the Portfolio's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. Each Portfolio may also purchase shares of exchange listed closed-end funds.

  The Portfolios have obtained permission from the SEC (via exemptive order) to invest any cash balances that have not been otherwise invested in portfolio securities, and money received as collateral through securities lending activities in certain affiliated money market funds, including those of the Trust, MIP, iShares Trust and iShares, Inc., which comply with Rule 2a-7 under the 1940 Act.

  Mortgage-Backed Securities.  Each LifePath Portfolio may invest in mortgage-
  --------------------------
backed securities ("MBSs"), which are securities representing interests in a pool of loans secured by mortgages. The resulting cash flow from these mortgages is used to pay principal and interest on the securities. MBSs are assembled for sale to investors by various government sponsored enterprises such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") or are guaranteed by such governmental agencies as the Government National Mortgage Association ("GNMA"). Regardless of the type of guarantee, all MBSs are subject to interest rate risk (i.e., exposure to loss due to changes in interest rates). GNMA MBSs include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") that are guaranteed as to the full and timely payment of principal and interest by GNMA and such guarantee is backed by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development and, as such, Ginnie Maes are backed by the full faith and credit of the federal government.

  In contrast, MBSs issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes") that are solely the obligations of FNMA and are neither backed by nor entitled to the full faith and credit of the federal government. FNMA is a government-sponsored enterprise that is also a private corporation whose stock trades on the NYSE. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. MBSs issued by FHLMC include FHLMC Mortgage Participation Certificates ("Freddie Macs" or "PCs"). FHLMC is a government-sponsored enterprise whose MBSs are solely obligations of FHLMC. Therefore, Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. FHLMC guarantees timely payment of interest, but only ultimate payment of principal due under the obligations it issues. FHLMC may, under certain circumstances, remit the guaranteed payment of principal at any time after default on an underlying mortgage, but in no event later than one year after the guarantee becomes payable.

  Ratings.  The ratings of Moody's, S&P, Fitch and Duff represent their opinions
  -------
as to the quality of the obligations that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, BGFA also evaluates such obligations and the ability of their issuers to pay interest and principal. Each Portfolio relies on BGFA's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, BGFA takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the quality of the issuer's management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events.

  Repurchase Agreements.  Each Portfolio may engage in a repurchase agreement
  ----------------------
with respect to any security in which it is authorized to invest, although the underlying security may mature in more than thirteen months. The Portfolio may enter into repurchase agreements wherein the seller of a security to the Portfolio agrees to repurchase that security from the Portfolio at a mutually agreed-upon time and price that involves the acquisition by the Portfolio of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Portfolio's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Portfolio's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by the Portfolio. A Portfolio may enter into repurchase agreements only with respect to securities of the type in which it may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price.

  BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Portfolio in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Portfolio may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Portfolio in connection with insolvency proceedings), it is the policy of each Portfolio to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. Each Portfolio considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

  Securities of Non-U.S. Issuers.  The LifePath Portfolios may invest in certain
  -------------------------------
securities of non-U.S. issuers as discussed below.

  Foreign Currency Transactions. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or by the failure to intervene, or by currency controls or political developments in the United States or abroad. The LifePath Portfolios intend to engage in foreign currency transactions to maintain the same foreign currency exposure as the relevant foreign securities index through which the Portfolios seek foreign equity market exposure, but not as part of a defensive strategy to protect against fluctuations in exchange rates. If a LifePath Portfolio enters into a foreign currency transaction or forward contract, such Portfolio deposits, if required by applicable regulations, with MIP's custodian cash or high-grade debt securities in a segregated account of the LifePath Portfolio in an amount at least equal to the value of the LifePath Portfolio's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account so that the value of the account equals the amount of the LifePath Portfolio's commitment with respect to the contract.

  At or before the maturity of a forward contract, a LifePath Portfolio either may sell a portfolio security and make delivery of the currency, or may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which such Portfolio obtains, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the LifePath Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio, at the time of execution of the offsetting transaction, incurs a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the LifePath Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio realizes a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio suffers a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  The cost to a LifePath Portfolio of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. BGFA considers on an ongoing basis the creditworthiness of the institutions with which a LifePath Portfolio enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the LifePath Portfolio may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

  The purchase of options on currency futures allows a LifePath Portfolio, for the price of the premium it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires.

  Foreign currency transactions may occur on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or on a forward basis. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a set price on a future date which must be more than two days from the date of the contract. The forward foreign currency market offers less protection against default than is available when trading currencies on an exchange, since a forward currency contract is not guaranteed by an exchange or clearinghouse. Therefore, a default on a forward currency contract would deprive a LifePath Portfolio of unrealized profits or force such Portfolio to cover its commitments for purchase or resale, if any, at the current market price.

  Each LifePath Portfolio may combine forward currency exchange contracts with investments in securities denominated in other currencies. Each LifePath Portfolio also may maintain short positions in forward currency exchange transactions, which would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency such Portfolio contracted to receive in the exchange.

  Unlike trading on domestic futures exchanges, trading on foreign futures exchanges is not regulated by the CFTC and generally is subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. BGFA, however, considers on an ongoing basis the creditworthiness of such counterparties. In addition, any profits that a LifePath Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate; adverse exchange rate changes also could cause a Portfolio to incur losses. Transactions on foreign exchanges may include both futures contracts which are traded on domestic exchanges and those which are not. Such transactions may also be subject to withholding and other taxes imposed by foreign governments.

  Foreign Equity Securities and Depositary Receipts -- Each LifePath Portfolio's assets may be invested in equity securities of foreign issuers and American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") of such issuers. ADRs, EDRs and GDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of underlying foreign securities. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. Each LifePath Portfolio may invest in ADRs, EDRs, CDRs and GDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

  Obligations of Foreign Governments, Supranational Entities and Banks. Each LifePath Portfolio may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which such Portfolio may invest. The Portfolios may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Portfolio's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

  Each Portfolio may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

  Short-Term Instruments and Temporary Investments.  Each LifePath Portfolio may
  ------------------------------------------------
invest in the following high-quality money market instruments on an ongoing basis to provide liquidity or for temporary purposes when there is an unexpected level of shareholder purchases or redemptions: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks that may be purchased by the Portfolio.

  Commercial Paper and Short-Term Corporate Debt Instruments. Each Portfolio may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to each Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Each Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. A Portfolio will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The investment adviser to each Portfolio will consider such an event in determining whether the Portfolio should continue to hold the obligation. To the extent the Portfolio continues to hold such obligations, it may be subject to additional risk of default. Additional information regarding Ratings can be found under "Floating and Variable Rate Obligations - Ratings".

  U.S. Government Obligations.  The LifePath Portfolios may invest in various
  ----------------------------
types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  Warrants.  Each LifePath Portfolio may invest generally up to 5% of its net
  ---------
assets at the time of purchase in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

  The Portfolios may also participate in the following investment practices:
  --------------------------------------------------------------------------

  Borrowing Money.  As a fundamental policy, each Portfolio is permitted to
  ----------------
borrow to the extent permitted under the 1940 Act. However, each Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes, and may borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. As long as such borrowings exceed 5% of a Portfolio's total assets, the Portfolio will not make any new investments.

  Lending Portfolio Securities. To a limited extent, each LifePath Portfolio may
  ----------------------------
lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral that is maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Portfolio can increase its income through the investment of the cash collateral or by receipt of a loan premium from the borrower. For purposes of this policy, each Portfolio considers collateral consisting of U.S. Government obligations or irrevocable letters of credit issued by banks whose securities meet the standards for investment by such Portfolio to be the equivalent of cash. From time to time, a Portfolio may return to the borrower, or to a third party unaffiliated with MIP that is acting as a "placing broker," a part of the interest earned from the investment of collateral received in exchange for securities loaned.

  The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (i) the Portfolio must receive at least 100% cash collateral from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) while voting rights on the loaned securities may pass to the borrower, MIP's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

                              RISK CONSIDERATIONS

  General.  Since the investment characteristics and, therefore, investment
  -------
risks directly associated with each LifePath Portfolio correspond to those of the Master Portfolio in which each Portfolio invests, the following is a discussion of the risks associated with the investments of the Master Portfolios. Once again, unless otherwise specified, references to the investment policies and risks of a Portfolio also should be understood as references to the investment policies and risks of the corresponding Master Portfolio. The net asset value per share of each LifePath Portfolio is neither insured nor guaranteed, is not fixed and should be expected to fluctuate.

  Equity Securities.  The stock investments of the LifePath Portfolios are
  -----------------
subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

  Debt Securities.  The debt instruments in which the LifePath Portfolios invest
  ---------------
are subject to credit and interest rate risk. Credit risk is the risk that issuers of the debt instruments in which the Portfolios invest may default on the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Portfolios invest. The value of the debt instruments generally changes inversely to market interest rates. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Although some of the Portfolios' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Portfolios' daily net asset value is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

  Foreign Securities.  The LifePath Portfolios may invest in debt obligations
  ------------------
and equity securities of foreign issuers and may invest in ADRs and EDRs of such issuers. Investing in the securities of issuers in any foreign country, including through ADRs and EDRs, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, amounts realized on foreign securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Portfolio's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

  Mortgage-Backed Securities.  Investments in mortgage-backed securities are
  --------------------------
subject to additional risks besides interest rate risk and credit risk that are common to all types of bonds. Mortgage-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on a portfolio. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. If the underlying mortgages are paid off sooner than expected, the Portfolio may have to reinvest the money in mortgage-backed or other securities that have lower yields. Conversely, extension risk is the risk that borrowers extend the repayment of their mortgages longer than expected, which also may affect the investment's average life and yield.

  Other Investment Considerations.  Because the Portfolios may shift investment
  --------------------------------
allocations significantly from time to time, their performance may differ from funds that invest in one asset class or from funds with a stable mix of assets. Further, shifts among asset classes may result in relatively high turnover and transaction (i.e., brokerage commission) costs. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders. During those periods in which a high percentage of a Portfolio's assets are invested in long-term bonds, the Portfolio's exposure to interest-rate risk will be greater because the longer maturity of such securities means they are generally more sensitive to changes in market interest rates than short-term securities.

  Each LifePath Portfolio also may lend its portfolio securities and enter into futures transactions, each of which involves risk. The futures contracts and options on futures contracts that each Portfolio may purchase may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates.

  Asset allocation and modeling strategies are employed by BGFA for other investment companies and accounts advised or sub-advised by BGFA. If these strategies indicate particular securities should be purchased or sold, at the same time, by a LifePath Portfolio and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by BGFA. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a LifePath Portfolio or the price paid or received by such Portfolio.

                                  MANAGEMENT

  The Board of Trustees is responsible for the overall management and operations of the Portfolios. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. The Trustees and Principal Officers of the Trust, together with information as to their principal business occupations during the last five years and current directorships, are shown below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201.

Interested Trustees & Officers

                                                                            Number of
Name                                                                        Portfolios        Other Public Company
Address and            Position(s),        Principal Occupation             Overseen in       and Investment Company
Age                    Length of Service   During Past Five Years           Fund Complex*     Directorships
--------------------------------------------------------------------------------------------------------------------
Lee T. Kranefuss,**    Trustee since       Chief Executive Officer of the         23          None
40                     November 16, 2001   Individual Investors Business
45 Fremont Street                          of Barclays Global Investors,
San Francisco,                             N.A.
CA  94105
-----------------------------------------------------------------------------------------------------------------
Richard H. Blank,      Chief Operating     Senior Vice President of               N/A         Director of Capo, Inc.
Jr.,                   Officer,            Stephens Inc.
45                     Secretary &
                       Treasurer
-----------------------------------------------------------------------------------------------------------------

Independent Trustees

                                                                            Number of
Name,                                                                       Portfolios        Other Public Company
Address and            Position(s),        Principal Occupation             Overseen in       and Investment Company
Age                    Length of Service   During Past Five Years           Fund Complex*     Directorships
-----------------------------------------------------------------------------------------------------------------
Mary G. F. Bitterman,  Trustee since       President and Chief Executive          23          Director of Pacific
58                     November 16,        Office of The James Irvine                         Century Financial
                       2001                Foundation (non-profit                             Corporation/ Bank of
                                           foundation); President and                         Hawaii.
                                           Chief Executive Officer of
                                           KQED, Inc. (public television
                                           and radio) from 1993-2002.
-----------------------------------------------------------------------------------------------------------------
Jack S. Euphrat,       Trustee since       Private Investor                       23          None
80                     October 20, 1993
-----------------------------------------------------------------------------------------------------------------
W. Rodney Hughes,      Trustee since       Private Investor                       23          Trustee of the Wells
75                     October 20, 1993                                                       Fargo Funds (oversees
                                                                                              96 portfolios);
                                                                                              President of Wells
                                                                                              Fargo Funds November
                                                                                              1999 to May 2000.
-----------------------------------------------------------------------------------------------------------------

------------------------
* The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same fund complex (as defined in Form N-1A under the 1940 Act) (the "Fund Complex"). Each Trustee also serves as a Trustee for MIP.

** Lee T. Kranefuss is deemed to be an "interested person" of the Trust because he serves as Chief Executive Officer of the Individual Investor Business of Barclays Global Investors, N.A. ("BGI"), the co-administrator of the Portfolios and the parent company of BGFA, the investment adviser of the Master Portfolios.

                                                                            Number of
Name,                                                                       Portfolios        Other Public Company
Address and           Position(s),         Principal Occupation             Overseen in       and Investment Company
Age                   Length of Service    During Past Five Years           Fund Complex*     Directorships
----------------------------------------------------------------------------------------------------------------------
Richard K. Lyons,     Trustee since         Professor, University of             100           Director of Matthews
41                    November 16, 2001     California, Berkeley: Haas                         Asian Funds (oversees 6
                                            School of Business; Member,                        portfolios).
                                            Council of Foreign Relations
------------------------------------------------------------------------------------------------------------
Leo Soong,           Trustee since          Managing Director of CG Roxane        23           None.
56                   February 9, 2000       LLC (water company);
                                            Co-Founder of Crystal Geyser
                                            Water Co.; President of
                                            Crystal Geyser Water Co.
                                            (through 2000).
------------------------------------------------------------------------------------------------------------

------------------------
The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same fund complex (as defined in Form N-1A under the 1940 Act) (the "Fund Complex"). Each Trustee also serves as a Trustee for MIP. In addition, Richard K. Lyons serves as a Trustee for iShares Trust and as a Director for iShares, Inc.


Committees. There are two standing committees of the Board of Trustees - the Nominating Committee and the Audit Committee. The members of the Nominating Committee and the Audit Committee include each Trustee that is not an "interested person" of MIP (as such term is defined in the 1940 Act) ("Independent Trustee"). The Nominating Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the interestholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for MIP. Jack S. Euphrat serves as Chairman of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders. During the fiscal year ended February 28, 2002, the Nominating Committee held one meeting.

The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Portfolios' accounting and financial reporting practices, reviewing the results of the annual audits of the Portfolios' financial statements and interacting with the Portfolios' independent auditors on behalf of the full Board. W. Rodney Hughes serves as Chairman of the Audit Committee. During the fiscal year ended February 28, 2002, the Audit Committee held four meetings.

  Beneficial Equity Ownership Information. As of the date of this SAI, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of interests in the Portfolio beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001- $50,000; C = $50,001-$100,000; and D = over $100,000.

                   Beneficial Equity Ownership in Portfolios
                   and Fund Complex (as of December 31, 2001)
                   ------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                         Dollar Range of Securities in:
                       ------------------------------------------------------------------------------------------------------
                                                                                                           Aggregate
                                                                                                           Dollar Range of
                         LifePath Income   LifePath 2010   LifePath 2020   LifePath 2030   LifePath 2040   Securities in the
Interested Trustees      Portfolio         Portfolio       Portfolio       Portfolio       Portfolio       Fund Complex
-----------------------------------------------------------------------------------------------------------------------------
Lee T. Kranefuss              0                 0                0               0              0                0
-----------------------------------------------------------------------------------------------------------------------------
Independent Trustees
-----------------------------------------------------------------------------------------------------------------------------
Mary G. F. Bitterman          0                 0                0               0              0                0
-----------------------------------------------------------------------------------------------------------------------------
Jack S. Euphrat               0                 0                0               0              0                0
-----------------------------------------------------------------------------------------------------------------------------
W. Rodney Hughes              0                 0                0               0              0                0
-----------------------------------------------------------------------------------------------------------------------------
Richard K. Lyons              0                 0                0               0              0                C
-----------------------------------------------------------------------------------------------------------------------------
Leo Soong                     0                 0                0               0              0                0
-----------------------------------------------------------------------------------------------------------------------------


  Ownership of Securities of Certain Entities. As of February 28, 2002, the Independent Trustees did not own securities of the investment adviser, the distributor, or any entity controlling, controlled by, or under common control with the investment adviser or the distributor.

  Compensation. Trustees of the Trust are compensated annually by all the registrants in the Fund Complex for their services as indicated in the table below, and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trustees are compensated by the Trust and MIP for their services as Trustees to the Trust and MIP. Richard K. Lyons also receives compensation for his services as Trustee of iShares Trust and Director of iShares, Inc. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the Fund Complex. As of the date of this SAI, the Trustees and Principal Officers of the Trust as a group beneficially owned less than 1% of the outstanding beneficial interest of the Trust.

                               Compensation Table
                  For the Fiscal Year Ended February 28, 2002
                  -------------------------------------------



                        Aggregate Compensation    Total Compensation from
Name and Position       from the Trust            Fund Complex
--------------------------------------------------------------------------
Mary G. F. Bitterman           $12,250                    $12,250
Trustee
--------------------------------------------------------------------------
Jack S. Euphrat                $25,500                    $25,500
Trustee
--------------------------------------------------------------------------
*R. Greg Feltus                $     0                    $     0
Former Trustee
--------------------------------------------------------------------------
W. Rodney Hughes               $25,500                    $25,500
Trustee
--------------------------------------------------------------------------
Lee Kranefuss                  $     0                    $     0
Trustee
--------------------------------------------------------------------------
Richard K. Lyons               $12,250                    $68,000
Trustee
--------------------------------------------------------------------------
Leo Soong                      $25,500                    $25,500
Trustee
--------------------------------------------------------------------------

  ________________________
  * R. Greg Feltus resigned from the Boards of the Trust and MIP on February 13, 2002.

  Master/Feeder Structure. Each Portfolio seeks to achieve its investment objective by investing all of its assets into the corresponding Master Portfolio of MIP. The Portfolios and other entities investing in a Master Portfolio are each liable for all obligations of such Master Portfolio. However, the risk of a Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that neither a Portfolio nor its shareholders will be adversely affected by investing Portfolio assets in a Master Portfolio. However, if a mutual fund or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

  A Portfolio may withdraw its investment in a Master Portfolio only if the Board of Trustees determines that such action is in the best interests of such Portfolio and its shareholders. Upon any such withdrawal, the Trust's Board would consider alternative investments, including investing all of the Portfolio's assets in another investment company with the same investment objective as the Portfolio or hiring an investment adviser to manage the Portfolio's assets in accordance with the investment policies described below with respect to the Master Portfolio.

  Whenever a Portfolio, as an interestholder of the corresponding Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Portfolio will hold a meeting of its shareholders to consider such matters. The Portfolio will cast its votes in proportion to the votes received from its shareholders. Shares for which the Portfolio receives no voting instructions will be voted in the same proportion as the votes received from the other Portfolio shareholders.

  Certain policies of a Master Portfolio that are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If a Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Portfolio may elect to change its objective or policies to correspond to those of the Master Portfolio. A Portfolio also may elect to redeem its interests in the corresponding Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Portfolio's portfolio in accordance with its objective. In the latter case, a Portfolio's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Portfolio. The Portfolios will provide shareholders with 30 days written notice prior to the implementation of any change in the investment objective of the Portfolio or the Master Portfolio, to the extent possible.

  Code of Ethics. The Trust, MIP, BGFA and Stephens Inc. ("Stephens") each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies substantially comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Portfolio or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a Portfolio or investment adviser; (ii) any employee of a Portfolio or investment adviser (or any company in a control relationship to a Portfolio or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a Portfolio, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a Portfolio or investment adviser who obtains information concerning recommendations made to a Portfolio regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities.
To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Portfolio. The codes of ethics for the Trust, MIP, BGFA and Stephens are on public file with, and are available from, the SEC.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

  As of June 3, 2002, the shareholders identified below were known by the Trust to own 5% or more of the LifePath Portfolio's outstanding Class I and Class R shares in the following capacity:


                                     Name and Address               Percentage      Nature of
Class I Shares                        of Shareholder               of Portfolio     Ownership
--------------------------  ------------------------------------  --------------  -------------
LifePath Income Portfolio   Siemens Corp. Savings Plan                  48%          Record
                            Bankers Trust Company TR
                            P.O. Box 1992 MS D5
                            Boston, MA 02105


                                     Name and Address               Percentage      Nature of
Class I Shares                        of Shareholder               of Portfolio     Ownership
--------------              ------------------------------------  --------------  -------------
                            Charles Schwab & Co. Inc.                    32%         Record
                            Special Custody Account for the
                            Exclusive Benefit of our Customers
                            Attn:  Mutual Funds
                            101 Montgomery St.
                            San Francisco, CA 94104

                            Merrill Lynch Pierce Fenner and Smith        10%         Record
                            Qualified Retirement Plan
                            265 Davidson Ave., 4th Floor
                            Somerset, NJ 08873

LifePath 2010 Portfolio     Charles Schwab & Co. Inc.                    40%         Record
                            Special Custody Account for the
                            Exclusive Benefit of our Customers
                            Attn:  Mutual Funds
                            101 Montgomery St.
                            San Francisco, CA 94104

                            Siemens Corp. Savings Plan                   26%         Record
                            Bankers Trust Company TR
                            P.O. Box 1992 MS D5
                            Boston, MA 02105

                            Northern Trust Company Custodian             11%         Record
                            FBO Texas Instruments Corporate
                            Custody
                            P.O. Box 92956
                            Chicago, IL 60675

                            Merrill Lynch Pierce Fenner and Smith         9%         Record
                            Qualified Retirement Plan
                            265 Davidson Ave., 4th Floor
                            Somerset, NJ 08873

LifePath 2020 Portfolio     Siemens Corp. Savings Plan                   46%         Record
                            Bankers Trust Company TR
                            P.O. Box 1992 MS D5
                            Boston, MA 02105

                            Charles Schwab & Co. Inc.                    40%         Record
                            Special Custody Account for the
                            Exclusive Benefit of our Customers
                            Attn:  Mutual Funds
                            101 Montgomery St.
                            San Francisco, CA 94104

LifePath 2030 Portfolio     Charles Schwab & Co. Inc.                    37%         Record
                            Special Custody Account for the
                            Exclusive Benefit of our Customers
                            Attn:  Mutual Funds
                            101 Montgomery St.
                            San Francisco, CA 94104


                                     Name and Address               Percentage      Nature of
Class I Shares                        of Shareholder               of Portfolio     Ownership
--------------              ------------------------------------  --------------  -------------
                            Siemens Corp. Savings Plan                   36%         Record
                            Bankers Trust Company TR
                            P.O. Box 1992 MS D5
                            Boston, MA 02105

                            Merrill Lynch Pierce Fenner and Smith        10%         Record
                            Qualified Retirement Plan
                            265 Davidson Ave., 4th Floor
                            Somerset, NJ 08873

LifePath 2040 Portfolio     Siemens Corp. Savings Plan                   36%         Record
                            Bankers Trust Company TR
                            P.O. Box 1992 MS D5
                            Boston, MA 02105

                            Charles Schwab & Co. Inc.                    21%         Record
                            Special Custody Account for the
                            Exclusive Benefit of our Customers
                            Attn:  Mutual Funds
                            101 Montgomery St.
                            San Francisco, CA 94104

                            Merrill Lynch Pierce Fenner and Smith        19%         Record
                            Qualified Retirement Plan
                            265 Davidson Ave., 4th Floor
                            Somerset, NJ 08873

                            Bankers Trust Co. of CA NA TEEE               8%         Record
                            FBO Pacificorp K Plus Employee
                            Savings & Stock Ownership Plan
                            300 S. Grand Avenue, 40th Floor
                            Los Angeles, CA 90071


                                      Name and Address              Percentage      Nature of
Class R Shares                         of Shareholder              of Portfolio     Ownership
--------------              ------------------------------------  --------------  -------------
LifePath Income Portfolio   Stephens Inc.                               100%         Record
                            Attn:  Accounting
                            111 Center Street
                            Little Rock, AR 72201

LifePath 2010 Portfolio     Southwest Securities Inc.                    99%         Record
                            FBO Judith M Bailey
                            SWS Securities Inc.
                            As Rollover IRA Custodian
                            P.O. Box 509002
                            Dallas, TX 75250

LifePath 2020 Portfolio     SWS Securities Inc.                          99%         Record
                            FBO Edward Bailey IRA
                            P.O. Box 509002
                            Dallas, TX 75250


                                      Name and Address              Percentage      Nature of
Class R Shares                         of Shareholder              of Portfolio     Ownership
--------------               ------------------------------------  --------------  -------------
LifePath 2030 Portfolio     Stephens Inc.                               100%         Record
                            Attn: Accounting
                            111 Center Street
                            Little Rock, AR 72201

LifePath 2040 Portfolio     Stephens Inc.                               100%         Record
                            Attn: Accounting
                            111 Center Street
                            Little Rock, AR 72201

  For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Portfolio, or is identified as the holder of record of more than 25% of a Portfolio and has voting and/or investment powers, it may be presumed to control such Portfolio.


                 INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

  Investment Adviser. BGFA provides investment advisory services to each Master
  ------------------
Portfolio pursuant to an investment advisory contract (the "Advisory Contract") with MIP. Pursuant to the Advisory Contract, BGFA furnishes to MIP's Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio. BGFA has agreed to provide to the Master Portfolios, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of each Master Portfolio's investment portfolio.

  BGFA is entitled to receive monthly fees at the annual rate of 0.35% of each Master Portfolio's average daily net assets as compensation for its advisory services to such Master Portfolio.

  As to each Master Portfolio, the Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding interests of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Master Portfolio, the Advisory Contract is terminable without penalty, on 60 days written notice by MIP's Board of Trustees or by vote of the holders of a majority of such Master Portfolio's interests, or, on not less than 60 days written notice, by BGFA. The Advisory Contract terminates automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

  For the fiscal years ended February 29, 2000, February 28, 2001 and February 28, 2002, the advisory fees paid to BGFA by the corresponding Master Portfolio of each LifePath Portfolio is shown below, without waivers.


                                      Fiscal Year         Fiscal Year         Fiscal Year
Master Portfolio                    Ended 2/29/2000     Ended 2/28/2001     Ended 2/28/2002
---------------------------------  ------------------  ------------------  ------------------
LifePath Income Master Portfolio       $  592,139          $  528,430            $287,560
LifePath 2010 Master Portfolio         $1,282,599          $1,352,005            $806,441


                                      Fiscal Year         Fiscal Year         Fiscal Year
Master Portfolio                    Ended 2/29/2000     Ended 2/28/2001     Ended 2/28/2002
---------------------------------  ------------------  ------------------  ------------------
LifePath 2020 Master Portfolio         $2,101,737          $2,573,465          $1,958,450
LifePath 2030 Master Portfolio         $1,501,573          $1,594,090          $  814,320
LifePath 2040 Master Portfolio         $2,790,585          $2,896,354          $1,003,440

  Co-Administrators. The Trust has engaged Stephens and BGI to provide certain
  -----------------
administration services to the Portfolios. Pursuant to a Co-Administration Agreement with the Trust, Stephens and BGI provide as administrative services, among other things: (i) general supervision of the operation of the Portfolios, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodians, independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Trust; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees. Stephens also furnishes office space and certain facilities required for conducting the business of the Portfolios together with all other administrative services reasonably necessary for the operation of the Portfolios, other than those services provided by the Trust's transfer and dividend disbursing agent. Stephens also pays the compensation of the Trustees, officers, and employees who are affiliated with Stephens.

  In addition, except for advisory fees, distribution fees payable as a result of a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses that are borne by the LifePath Portfolios, Stephens and BGI have agreed to bear all costs of the Portfolios' and the Trust's operations including, but not limited to, transfer and dividend disbursing agency fees, shareholder servicing fees, and expenses of printing and preparing prospectuses, SAIs and other Portfolio materials. For providing such services, Stephens and BGI are entitled to an annual fee of 0.50% of each Portfolio's average daily net assets. Effective October 21, 1996, BGI contracted with Investors Bank & Trust Company ("IBT") to provide certain sub-administration services.

  For the fiscal years ended February 29, 2000, February 28, 2001 and February 28, 2002, the Portfolios paid co-administration fees jointly to Stephens and BGI as follows:

                                    Fiscal Year            Fiscal Year            Fiscal Year
Master Portfolio                  Ended 2/29/2000        Ended 2/28/2001        Ended 2/28/2002
--------------------------    ---------------------  ---------------------  ---------------------
LifePath Income Portfolio            $156,853               $125,925             $  162,853
LifePath 2010 Portfolio              $429,967               $372,652             $  495,002
LifePath 2020 Portfolio              $624,390               $752,525             $1,526,565
LifePath 2030 Portfolio              $385,776               $360,257             $  498,320
LifePath 2040 Portfoli               $541,602               $492,942             $  418,184

  Shareholder Servicing Arrangements. The Portfolios have adopted a Shareholder
  ----------------------------------
Servicing Plan pursuant to which they have entered into Shareholder Servicing Agreements with BGI and may enter into similar agreements with other entities (collectively, "Shareholder Servicing Agents") for the provision of certain services to Portfolio shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries, providing reports and other information, and providing services related to the maintenance of shareholder accounts. For these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.25% of the average daily value of each LifePath Portfolio represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules,including the Conduct Rules of the National Association of Securities Dealers,Inc., whichever is less. Stephens and BGI as co-administrators have agreed to pay these shareholder servicing fees out of the fees each receives for co-administration services.

  A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this SAI, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent is required to agree to disclose any fees it may directly charge its customers who are Portfolio shareholders and to notify them in writing at least 30 days before it imposes any transaction fees.

  Distribution Arrangements.  Stephens is the distributor for the Portfolios'
  -------------------------
shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years, including discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments. Stephens, as the Trust's sponsor and the principal underwriter of the Portfolios within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which Stephens has the responsibility for distributing Portfolio shares. The Distribution Agreement provides that Stephens shall act as agent for the Portfolios for the sale of Portfolio shares, and may enter into Selling Agreements with selling agents that wish to make available Portfolio shares to their respective customers ("Selling Agents"). Stephens does not receive a fee for providing distribution services to the Portfolios. BGI presently acts as a Selling Agent, but does not receive any fee from the Portfolios for such activities.

  Class R Sales Charge -- The Portfolios may sell Class R shares without a sales charge to: (i) employer-sponsored retirement plans, for the repurchase of shares in connection with repayment of plan loans made to plan participants; (ii) clients of administrators of tax-qualified employer-sponsored retirement plans which have entered into agreements with the Trust; (iii) a trust department of any financial institution purchasing shares of a Portfolio in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by the Trust, if the value of the shares of the Portfolio and other Funds of the Trust purchased or held by all such trusts exceeds $1 million in the aggregate; and (iv) "wrap accounts" maintained for clients of broker-dealers, financial institutions or financial intermediaries who have entered into agreements with the Trust with respect to such accounts, which in all cases shall be subject to a wrap fee economically comparable to a sales charge. Fund shares offered pursuant to this waiver may not be advertised as "no load," or otherwise offered for sale at net asset value without a wrap fee.

  Class R Distribution Plan -- The Trust has adopted on behalf of the Class R shares of the Portfolios, a Distribution Plan that authorizes, under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"), payment for distribution-related expenses and compensation for distribution-related services, including ongoing compensation to selling agents, in connection with Class R shares (the "Plan"). Each Portfolio may participate in joint distribution activities with other BGIF funds. The cost of these activities is generally allocated among the funds with the funds with higher asset levels paying a higher proportion of these costs.

  The Plan was adopted by the Trust's Board of Trustees, including a majority of the Independent Trustees of the Portfolios and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. Under the Plan and pursuant to the related Distribution Agreement with Stephens, the Portfolios may pay the Distributor, as compensation for distribution-related services, monthly fees at the annual rate of up to 0.25% of the average daily net assets of the Class R shares of the Portfolios offering such shares.

  The actual fee payable to the Distributor is determined, within such limit, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the NASD Conduct Rules. The Distributor may enter into selling agreements with one or more selling agents (which may include BGI and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Portfolio shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution- related services provided by it or to reimburse it for other distribution- related expenses. The Portfolios currently do not have a distribution plan in place for the Class I shares. Class I shareholders do not pay any fees for distribution services.

  The Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Board of Trustees, including the a majority of the Independent Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Board of Trustees, including a majority of the Independent Trustees. The Distribution Agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Trust or by vote of a majority of the Independent Trustees on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Portfolios involved, and no material amendments to the Plan may be made except by a majority of both the Board of Trustees and the Independent Trustees

  The Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

  BGI, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, acts as a selling agent for the Portfolios' shares pursuant to selling agreements with Stephens authorized under the Plan. As a selling agent, BGI has an indirect financial interest in the operation of the Plan. The Board of Trustees has concluded that the Plan is reasonably likely to benefit the Portfolios and their shareholders because the Plan authorizes the relationships with selling agents, including BGI, that have previously developed distribution channels and relationships with the customers that the Portfolios are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Portfolio assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

  In addition to payments received from the Portfolios, selling or servicing agents may receive significant additional payments directly from BGI, BGFA, Stephens or their affiliates in connection with the sale of Portfolio shares.

  MIP Distribution Plan. MIP's Board of Trustees has adopted, on behalf of each
  ---------------------
Master Portfolio, a "defensive" distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "MIP Plan"). The MIP Plan was adopted by a majority of MIP's Board of Trustees (including a majority of those Trustees who are not "interested persons" of MIP as defined in the 1940 Act ) on October 10, 1995.

The MIP Plan was intended as a precaution designed to address the possibility that certain ongoing payments by BGFA to Wells Fargo in connection with the sale of WFNIA may be characterized as indirect payments by each Master
Portfolio to finance activities primarily intended to result in the sale of interests in such Master Portfolio. The MIP Plan provides that if any portion of a Master Portfolio's advisory fees (up to 0.25% of the average daily net assets of each Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in a Master Portfolio such payment would be authorized pursuant to the MIP Plan. The Master Portfolio's do not currently pay any amounts pursuant to the MIP Plan.

  Custodian. IBT, concurrent with its appointment as sub-administrator for the
  ---------
Portfolios on October 21, 1996, also has been retained as custodian of each Portfolio's investments, and performs such services at 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of the Portfolios, receives and delivers all assets for the Portfolios upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Portfolios and pays all expenses of the Portfolios. IBT shall not be entitled to compensation for providing custody services to the Portfolios pursuant to the Custody Agreement so long as it receives fees from BGI for providing sub-administration services to the Portfolios.

  Transfer and Dividend Disbursing Agent.  IBT has been retained to act as the
  --------------------------------------
transfer and dividend disbursing agent for the Portfolios. For its services as transfer and dividend disbursing agent to the Portfolios, IBT is entitled to receive an annual maintenance fee of $10,000 per feeder/class, in addition to $10 per account in each Portfolio. IBT is entitled to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the agreement. Stephens and BGI as co-administrators have agreed to pay these fees and expenses out of the fees each receives for co-administration services. In addition, the agreement contemplates that IBT will be reimbursed for other expenses incurred by it at the request or with the written consent of the Portfolios, including, without limitation, any equipment or supplies that the Trust specifically orders or requires IBT to order.

  Independent Auditors.  PricewaterhouseCoopers LLP ("PwC"), 333 Market Street,
  ---------------------
San Francisco, California 94105, serves as independent auditors for the Trust. KPMG LLP resigned as independent auditors of the Trust on May 31, 2001 due to independence constraints under new SEC rules. The Trust's financial statements for the fiscal year ended February 28, 2002 were audited by PwC. The financial statements for all other periods were audited by KPMG LLP.

  Legal Counsel.  Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W.,
  --------------
Washington, D.C. 20006, serves as counsel to the Trust.

  Expenses.  Except for extraordinary expenses, brokerage and other expenses
  ---------
connected with the execution of portfolio transactions and certain other expenses that are borne by the Portfolios, Stephens and BGI have agreed to bear all costs of the Portfolios' and the Trust's operations.

  Brokerage Commissions. For the fiscal years ended February 29, 2000, February
  ---------------------
28, 2001 and February 28, 2002, the corresponding Master Portfolio of each Portfolio paid the dollar amounts of brokerage commissions indicated below.

                                  Fiscal Year Ended     Fiscal Year Ended    Fiscal Year Ended
Master Portfolio                      2/29/2000            2/28/2001            2/28/2002
------------------------------    -----------------     -----------------    -----------------
LifePath Income Master                $    6,565           $   23,674           $   16,486
 Portfolio
LifePath 2010 Master Portfolio        $   29,150           $   98,253           $   50,567

                                     Fiscal Year Ended    Fiscal Year Ended    Fiscal Year Ended
Master Portfolio                         2/29/2000            2/28/2001            2/28/2002
----------------                         ---------            ---------            ---------
LifePath 2020 Master Portfolio           $  71,716            $ 173,389            $ 147,905
LifePath 2030 Master Portfolio           $  50,148            $  64,828            $  47,141
LifePath 2040 Master Portfolio           $ 115,074            $ 109,657            $  33,244

Brokerage Commissions Paid to Affiliates. For the fiscal years ended February 28, 2001 and February 28, 2002, the corresponding Master Portfolios paid brokerage commissions to Barclays Global Investors Services, a subsidiary of BGI, in the dollar amounts shown below.

                                     Fiscal Year Ended    Fiscal Year Ended
Master Portfolio                         2/28/2001            2/28/2002
----------------                         ---------            ---------
LifePath Income Master Portfolio         $   1,200            $   3,021
LifePath 2010 Master Portfolio           $  10,044            $       9
LifePath 2020 Master Portfolio           $  16,738            $  33,241
LifePath 2030 Master Portfolio           $  13,566            $       0
LifePath 2040 Master Portfolio           $  12,513            $  10,266

  Securities of Regular Broker/Dealers.  As of February 28, 2002, the
  ------------------------------------
corresponding Master Portfolio of each Portfolio owned securities of its "regular brokers or dealers" (as defined in the 1940 Act) or their parents, as follows:

Master Portfolio                     Regular Broker/Dealer                 Amount
----------------                     ---------------------                 --------
LifePath Income Master Portfolio     Bank of New York Co. Inc.             $ 33,349
                                     UBS AG                                $ 74,159
                                     Merrill Lynch & Co., Inc.             $ 49,005
                                     Morgan Stanley Dean Witter & Co.      $ 65,821

LifePath 2010 Master Portfolio       Bank of New York Co. Inc.             $121,652
                                     Deutsche Bank AG                      $ 43,933
                                     Merrill Lynch & Co., Inc.             $217,741
                                     Morgan Stanley Dean Witter & Co.      $299,583
                                     UBS AG                                $141,517

LifePath 2020 Master Portfolio       Bank of New York Co. Inc.             $381,670
                                     Compass Bancshares Inc.               $ 44,116
                                     Merrill Lynch & Co., Inc.             $651,449
                                     Morgan Stanley Dean Witter & Co.      $935,490
                                     UBS AG                                $341,603
                                     The Goldman Sachs Group               $436,267

LifePath 2030 Master Portfolio       Bank of New York Co. Inc.             $170,622
                                     Merrill Lynch & Co., Inc.             $285,063
                                     Morgan Stanley Dean Witter & Co.      $400,721
                                     The Goldman Sachs Group Inc.          $257,389

LifePath 2040 Master Portfolio       Bank of New York Co. Inc.             $151,200
                                     Compass Bancshares Inc.               $ 52,772
                                     Merrill Lynch & Co., Inc.             $242,867
                                     Morgan Stanley Dean Witter & Co.      $323,701
                                     The Goldman Sachs Group Inc.          $264,755

                            PERFORMANCE INFORMATION

  LifePath Portfolios.  Average annual total return is calculated by determining
  -------------------
the ending redeemable value of an investment purchased with a hypothetical payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

  Total return is calculated by subtracting the amount of the net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

  The LifePath Class I shares are successors to the assets of the Institutional Class shares of the Stagecoach Trust LifePath Funds (the "Predecessor Funds"), which commenced operations on March 1, 1994. The Class R shares of the Portfolios commenced operations on April 17, 2001. The performance information shown below for periods prior to March 26, 1996, the Company's LifePath Portfolios' commencement of operations, reflects the performance of the Predecessor Funds.

  For the one-year period ended February 28, 2002, the five-year period from March 1, 1997 to February 28, 2002, and the period from March 1, 1994 (commencement of operations) to February 28, 2002, the average annual total returns on the Class I shares of the LifePath Portfolios were as follows:

                              Commencement
                                Through         5 Year Period       One Year Period
Portfolio                      2/28/2002       Ended 2/28/2002      Ended 2/28/2002
-----------------------        ---------       ---------------      ---------------
LifePath Income Portfolio         6.78%             6.40%               2.25%
LifePath 2010 Portfolio           8.85%             7.26%              (1.13%)
LifePath 2020 Portfolio           9.65%             7.15%              (5.44%)
LifePath 2030 Portfolio          10.41%             7.26%              (8.25%)
LifePath 2040 Portfolio          10.92%             6.85%             (10.89%)

  For the period beginning March 1, 1994 (commencement of operations) to February 28, 2002, the cumulative total returns on the Class I shares of the LifePath Portfolios were as follows:

Portfolio                                   3/1/1994-2/28/2002
---------                                   ------------------
LifePath Income Portfolio                         69.06%
LifePath 2010 Portfolio                           97.05%
LifePath 2020 Portfolio                          108.94%
LifePath 2030 Portfolio                          120.76%
LifePath 2040 Portfolio                          129.05%

  From time to time, the Trust may use, in advertisements and other types of literature, information and statements: (1) describing the investment adviser, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies; (2) describing the Portfolios as one of the first mutual funds to offer a flexible investment strategy designed to change over specific time horizons; (3) describing the performance for the LifePath Portfolios; (4) describing the level of assets under management by the investment adviser; and (5) describing the investment adviser and its affiliates as managing over $790 billion in assets as of March 31, 2002 for Fortune 500 companies, governments and other institutions around the world.

  From time to time and only to the extent the comparison is appropriate for a Portfolio, the Trust may quote the performance of a Portfolio in advertising and other types of literature and may compare the performance of a Portfolio to the performance of various indices and investments for which reliable performance data is available. The performance of a Portfolio may be compared in advertising and other literature to averages, performance rankings and other information prepared by recognized mutual fund statistical services.

  For purposes of advertising, performance of the LifePath Portfolios may be calculated on the basis of average annual total return and/or cumulative total return of shares. Average annual total return of shares is calculated pursuant to a standardized formula that assumes that an investment in shares of a Portfolio was purchased with an initial payment and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return of shares is expressed as a percentage rate that, if applied on a compounded annual basis, would result in the redeemable value of the investment in shares at the end of the period. Advertisements of the performance of shares of a LifePath Portfolio include the Portfolio's average annual total return of shares for one, five and ten year periods, or for shorter time periods depending upon the length of time during which such Portfolio has operated.

  Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate that is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period that assumes the application of the percentage rate of total return.

  Performance figures are based on historical results and does not indicate future performance. Investors should remember that performance is a function of the type and quality of portfolio securities held by the Master Portfolio in which the Portfolio invests and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

  Additional information about the performance of each Portfolio will be contained in the Annual Report for the LifePath Portfolios. The Annual Report may be obtained by calling the Trust at 1-888-204-3956.


                        DETERMINATION OF NET ASSET VALUE

  Net asset value per share for a Portfolio is determined on each day the Portfolio is open for trading. Each Portfolio's investment in the corresponding Master Portfolio of MIP is valued based on its ownership interest in the Master Portfolio's net assets.

  Master Portfolio securities for which market quotations are available are valued at latest prices. Securities of a Master Portfolio for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotations National Market System are valued at last sale prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost with cost being the value of the security on the preceding day (61st day). Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices.

  Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by an independent pricing service approved by MIP's Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities held under a repurchase agreement will be valued at a price equal to the amount of the cash investment at the time of valuation on the valuation date. The market value of the underlying securities shall be determined in accordance with the applicable procedures, as described above, for the purpose of determining the adequacy of collateral. The independent pricing service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations. The pricing service's procedures are reviewed by MIP's officers under the general supervision of MIP's Board of Trustees.

  Portfolio securities that are traded primarily on foreign securities exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities is determined by consideration of other factors by or under the direction of MIP's Board of Trustees or its delegates.

  Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by MIP's Board of Trustees, are valued at fair value as determined in good faith by or under the direction of MIP's Board of Trustees or its delegates. MIP's Board of Trustees reviews the method of valuation on a current basis. In making a good-faith valuation of restricted securities, the following are generally considered: restricted securities that are, or are convertible into, securities of the same class of securities for which a public market exists usually are valued at market value less the same percentage discount at which such securities were purchased. This discount may be revised periodically if the investment adviser believes that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually are valued initially at cost. Any subsequent adjustment from cost is based upon considerations deemed relevant by or under the direction of MIP's Board of Trustees or its delegates.

  Any assets or liabilities initially expressed in terms of foreign currency are translated into dollars using information provided by pricing entities, such as Morgan Stanley Capital International or Gelderman Data Service, or at a quoted market exchange rate as may be determined to be appropriate by the investment adviser. Forward currency contracts are valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of prices of the foreign securities held by the Master Portfolios. In addition, foreign securities held by a Master Portfolio may be traded actively in securities markets that are open for trading on days when the Master Portfolio does not determine its net asset value. Accordingly, there may be occasions when a Master Portfolio does not calculate its net asset value but when the value of such Master Portfolio's portfolio securities is affected by such trading activity.

  All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by MIP's Board of Trustees and in accordance with procedures adopted by the Trustees. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the value of the net assets of each Master Portfolio.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

  Terms of Purchase.  The Portfolios are generally open Monday through Friday
  -----------------
and are closed on weekends and NYSE holidays. The holidays on which the NYSE is closed currently are: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the Portfolios.

  In-Kind Purchases.  Payment for shares of a LifePath Portfolio may, at the
  ------------------
discretion of the investment adviser, be made in the form of securities that are permissible investments for the Portfolio and must meet the investment objective, policies and limitations of the Portfolio as described in the Prospectus and this SAI. In connection with an in-kind securities payment, a Portfolio may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Portfolio; (ii) are accompanied by satisfactory assurance that the Portfolio will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Portfolio; (iv) be in proper form for transfer to the Portfolio; (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Portfolio engaged in the in-kind purchase transaction and must be delivered to such Portfolio by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled. Each Portfolio immediately will transfer to its corresponding Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio.

  Suspension of Redemptions.  Under the 1940 Act, a Portfolio may suspend the
  -------------------------
right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

  The Trust may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Trust also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act.

  In addition, the Trust may redeem shares involuntarily to reimburse a Portfolio for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder that is applicable to shares of a Portfolio as provided from time to time in the Prospectus.


                             PORTFOLIO TRANSACTIONS

  Since each Portfolio invests all of its assets in a corresponding Master Portfolio of MIP, set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.

  Purchases and sales of equity securities on a securities exchange usually are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or BGIS. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

  Purchases of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities may also be purchased in underwritten offerings or directly from an issuer. Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with MIP are prohibited from dealing with MIP as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Master Portfolios may purchase securities from underwriting syndicates of which Stephens or BGFA is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by MIP's Board of Trustees.

  MIP has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by MIP's Board of Trustees, BGFA, as investment adviser, is responsible for the Master Portfolio's investment decisions and the placing of portfolio transactions. In placing orders, it is MIP's policy to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. BGFA generally seeks reasonably competitive spreads or commissions. BGFA may from time to time execute trades on behalf of and for the account of the Master Portfolio with brokers or dealers that are affiliated with BGFA.

In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. As a result, a Master Portfolio may pay a broker/dealer that furnishes brokerage services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that such commission is determined to be reasonable in relation to the value of the brokerage services provided by such broker/dealer. Certain of the broker/dealers with whom the Master Portfolios may transact business may offer commission rebates to the

Master Portfolios. BGFA considers such rebates in assessing the best overall terms available for any transaction. MIP's Board of Trustees will periodically review the commissions paid by the Master Portfolios to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolios.

  Under Section 28(e) of the Securities Exchange Act of 1934, an investment adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an investment adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an investment adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES
                       ----------------------------------

  The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Taxes." The Prospectus generally describes the federal income tax treatment of distributions by the Portfolios. This section of the SAI includes additional information concerning federal income taxes. It is based on the Internal Revenue Code (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters. A shareholder's tax treatment may vary depending upon his or her particular situation. Except as otherwise noted, a shareholder may be subject to special rules not discussed below if he or she is a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a holder of Portfolio shares through a tax-advantaged account, such as a 401(k) Plan Account or an Individual Retirement Account ("IRA"); a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Portfolio shares as part of a hedge, straddle or conversion transaction; a person that does not hold Portfolio shares as a capital asset or a shareholder subject to the federal alternative minimum tax.

  The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Portfolios. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular tax consequences to them of an investment in a Portfolio, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

  General.  The Trust intends to continue to qualify each Portfolio as a
  -------
"regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Portfolio's shareholders. Each Portfolio will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Portfolio, rather than to the Trust as a whole. Furthermore, each Portfolio will separately determine its income, gains and expenses for federal income tax purposes.

  In order to qualify as a regulated investment company under the Code, each Portfolio must, among other things, (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) attributable to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the fair market value of its assets consists of cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Portfolio's assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Portfolio's assets consists of the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers that the Portfolio controls and are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Portfolio may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

  In addition, each Portfolio generally must distribute to its shareholders at least 90% of its (a) "investment company taxable income," which generally includes its ordinary income and net short-term capital gain; and (b) net tax-exempt income earned in each taxable year. As long as a Portfolio distributes its investment company taxable income and net capital gain to its shareholders, the Portfolio generally will not be subject to federal income taxation on such income and gain. For this purpose, a Portfolio generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Portfolio may make the distributions in the following taxable year. Furthermore, if a Portfolio declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Portfolio and the shareholders will be treated as if the Portfolio paid the distribution by December 31 of the first taxable year. Each Portfolio intends to distribute its income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Portfolio-level federal income taxation of such income and gain.

  Each Portfolio is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Portfolio's capital loss carryover is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Portfolio-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Portfolios do not expect to distribute such capital gains. The Portfolios cannot carry back or carry forward any net operating losses.

  Equalization Accounting.  The Portfolios may use the so-called "equalization
  -----------------------
accounting method" to allocate a portion of their "earnings and profits," as determined for federal income tax purposes (generally, a Portfolio's undistributed net investment income and realized capital gains, with certain adjustments), to redemption proceeds for such purposes. This method permits the Portfolios to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method will not affect a Portfolio's total returns, it may reduce the amount that the Portfolio would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Portfolio shares on Portfolio distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Portfolios. Therefore, the use of the method may be subject to IRS scrutiny.

  Excise Tax.  A 4% nondeductible excise tax will be imposed on each Portfolio's
  ----------
net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it does not meet certain minimum distribution requirements with respect to such income and gains by the end of each calendar year. Each Portfolio intends to actually distribute, or be deemed to distribute, substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Portfolios will not be subject to the excise tax.

  Investment Through the Master Portfolios.  Each Portfolio seeks to qualify as
  ----------------------------------------
a regulated investment company by investing its assets in a corresponding Master Portfolio. Each Master Portfolio will be treated as a non-publicly traded partnership for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership, a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Portfolio, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the Master Portfolio and the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Portfolio would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Portfolio) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio's assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

  Taxation of Portfolio Investments.  In general, if a Portfolio realizes gains
  ---------------------------------
or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Portfolio has held the disposed securities for more than one year at the time of disposition.

  If a Portfolio purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), the Portfolio may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Portfolio will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID included in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Portfolio at a market discount, typically at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Portfolio held the debt obligation.

  If an option granted by a Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Portfolio pursuant to the exercise of a call option granted by it, the Portfolio will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a

Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.

  Under Section 1256 of the Code, a Portfolio will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts, certain foreign currency contracts, and non-equity listed options but generally exclude securities futures (as defined in Section 3(a)(55)(A) of the Securities Exchange Act of 1934). In this regard, Section 1256 contracts will be deemed to have been sold at market value at the end of each taxable year. Under Section 1256 of the Code, 60% of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the "60%/40%" rule.

  Foreign exchange gains and losses realized by a Portfolio in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Portfolio's income. Under future Treasury Regulations, any such transactions that are not directly related to a Portfolio's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Portfolio to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Portfolio's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Portfolio or its shareholders in future years.

  Offsetting positions held by a Portfolio involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Portfolio is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Portfolio may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Portfolio may differ. Generally, to the extent the straddle rules apply to positions established by a Portfolio, losses realized by the Portfolio may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

  If a Portfolio enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Portfolio must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when a Portfolio enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract;
(iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations.

  The amount of long-term capital gain a Portfolio may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain the Portfolio would have had if the Portfolio owned a direct interest in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income. The Portfolios do not anticipate engaging in any derivative transactions that would be subject to these rules.

  If a Portfolio acquires any equity interest (under proposed Treasury Regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies," or "PFICs"), the Portfolio could be subject to federal income tax and IRS interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders. A Portfolio cannot pass through to its shareholders any credit or deduction for such taxes and interest charges. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Portfolio to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Portfolios may limit and/or manage their holdings in PFICs to limit their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Portfolio may incur the tax and interest charges described above in some instances.

  Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Portfolio intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Portfolio as a regulated investment company might be jeopardized. The Portfolios intend to monitor developments in this area.
Certain requirements that must be met under the Code in order for each Portfolio to qualify as a regulated investment company may limit the extent to which a Portfolio will be able to engage in swap agreements.

  In addition to the investments described above, prospective shareholders should be aware that other investments made by the Portfolios may involve sophisticated tax rules that may result in income or gain recognition by the Portfolios without corresponding current cash receipts. Although the Portfolios seek to avoid significant non-cash income, such non-cash income could be recognized by the Portfolios, in which case the Portfolios may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Portfolios could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements

  Taxation of Distributions. For federal income tax purposes, a Portfolio's
  -------------------------
earnings and profits, described above, are determined at the end of the Portfolio's taxable year and are allocated pro rata over the entire year. Only amounts paid out of earnings and profits qualify as taxable distributions. Accordingly, if during a taxable year a Portfolio's declared distributions exceed the Portfolio's earnings and profits (as determined at the end of the year), only that portion of the Portfolio's distributions during the year which equal the year's earnings and profits will be deemed to have constituted taxable distributions. Distributions in excess of earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Portfolio shares and then capital gain.

  Distributions that are designated by a Portfolio as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Portfolio's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held

Portfolio shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Portfolio to its shareholders not later than 60 days after the close of the Portfolio's taxable year.

  Some states grant tax-free status to distributions to individual shareholders attributable to a Portfolio's interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

  Sales and Exchanges of Portfolio Shares. If a shareholder sells, pursuant to
  ---------------------------------------
a cash or in-kind redemption or otherwise, or exchanges his or her Portfolio shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed to be received in the case of an exchange) and his or her tax basis in the shares, and long-term capital gain or loss if he or she has held such Portfolio shares for greater than one year at the time of the sale or exchange.

  If a shareholder exchanges or otherwise disposes of Portfolio shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Portfolio or a different regulated investment company, the sales charge previously incurred in acquiring the Portfolio's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, if a shareholder realizes a loss on a disposition of Portfolio shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

  If a shareholder receives a capital gain distribution with respect to any Portfolio share and such Portfolio share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Portfolio share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

  Foreign Taxes. Income and gains received by a Portfolio from sources within
  -------------
foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In certain circumstances, a regulated investment company is eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders certain foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. The Portfolios do not expect to qualify for the election.

  Federal Income Tax Rates. As of the printing of this SAI, the maximum
  ------------------------
individual federal income tax rate applicable to ordinary income is 38.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal federal income tax rate applicable to net capital gain generally is 20%; and the maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). A special, lower maximum rate of 18% on net capital gain is available to individuals to the extent the gain is derived from investments held for more than five years. (An even lower rate applies to individuals in some lower federal income tax brackets.) However, the 18% rate only applies to assets acquired after December 31, 2000, unless an election is made to treat certain assets held on January 1, 2001, as having been sold and then reacquired on the same date. If the election is made, the asset will be deemed to be sold at its fair market value and any gain, but not loss, will be recognized. The 18% rate will apply to capital gain distributions by a Portfolio to the extent that the gain is derived from the disposition of a portfolio investment acquired by the Portfolio after December 31, 2000 and was held for more than five years at the time of disposition. Under the Economic Growth and Tax Relief Recovery Act, individual federal income tax rates are set to decrease over the next several years. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

  Backup Withholding. The Trust may be required to withhold, subject to certain
  ------------------
exemptions, at a rate of 30% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Portfolio shareholder, unless the shareholder generally certifies that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. Under the Economic Growth and Tax Relief Recovery Act, the rate of backup withholding is set to decrease in future years.

  Tax-Deferred Plans. The shares of the Portfolios are available for a variety
  ------------------
of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Portfolio shares through a tax-advantaged plan or account.

  Corporate Shareholders. Subject to limitation and other rules, a corporate
  ----------------------
shareholder of a Portfolio may be eligible for the dividends-received deduction on Portfolio distributions attributable to dividends received by the Portfolio from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Portfolio attributable to dividends of a domestic corporation will only be eligible for the deduction if (i) the corporate shareholder generally holds the Portfolio shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Portfolio generally holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days (91 days in the case of certain dividends on preferred stock) during the 90 day (180 day) period beginning 45 days (90 days) prior to the date upon which the Portfolio becomes entitled to such dividend income.

  Foreign Shareholders. Under the Code, distributions attributable to ordinary
  --------------------
income, net short-term capital gain and certain other items realized by a Portfolio and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation (each, a "foreign shareholder") generally will be subject to federal income tax withholding (at a rate of 30% or, if an income tax treaty applies, at the lower treaty rate, if any). This tax generally is not refundable. Withholding will not apply if a distribution paid by the Portfolio to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the foreign shareholder, in which case the reporting and withholding requirements applicable to U.S. persons generally will apply. Special rules apply to foreign partnerships. In general, foreign shareholders are not subject to federal income tax, including withholding tax, on gain realized on the disposition of Portfolio shares and capital gain distributions.

                                 CAPITAL STOCK

  As of the date of this SAI, the beneficial interest in the Trust are divided into transferable shares of ten separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds.

  Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing the Portfolio's investment objective or fundamental investment policies.

  Voting. All shares of the Trust have equal voting rights and will be voted
  -------
separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the Shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in a Portfolio's fundamental investment policy would be voted upon only by shareholders of the Portfolio. Additionally, approval of an advisory contract is a matter to be determined separately by fund. Approval by the shareholders of a Portfolio is effective as to that Portfolio whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus of each Portfolio and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Portfolio, means the vote of the lesser of (i) 67% of the shares of the Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

  Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of net asset value (number of shares owned times net asset value per share) of shares outstanding in such holder's name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular Benefit Plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. The Trustees of the Trust will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions.

  The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

  Each share of a Portfolio represents an equal proportional interest in the Portfolio with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Portfolio are entitled to receive the assets attributable to the Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

  The Master Portfolios. The interests in each Master Portfolio of MIP have
  ----------------------
substantially identical voting and other rights as those rights enumerated above for shares of the Portfolios. MIP also intends to dispense with annual meetings, but is required by Section 16(c) of the Act to hold a special meeting and assist investor communications under the circumstances described above with respect to MIP.

  Whenever a Portfolio, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Portfolio will hold a meeting of its shareholders to consider such matters. The Portfolio will cast its votes in proportion to the votes received from its shareholders. Shares for which the Portfolio receives no voting instructions will be voted in the same proportion as the votes received from the other Portfolio shareholders. If the Master Portfolio's investment objective or policies are changed, the Portfolio may elect to change its objective or policies to correspond to those of the Master Portfolio. The Portfolio may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Portfolio's portfolio in accordance with its objective. In the latter case, the Portfolio's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Portfolio.

  MIP is an open-end, series management investment companies organized as a Delaware business trust. MIP was organized on October 20 1993. In accordance with Delaware law, MIP's Declaration of Trust provides that its investors would be personally responsible for MIP's liabilities and obligations, but only to the extent MIP's property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIP, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP's obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

  The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declarations of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

                    ADDITIONAL INFORMATION ON THE PORTFOLIOS

  The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Portfolios including additional information on performance. Shareholders may obtain a copy of the Trust's most recent annual reports without charge by calling 1-888-204-3956.

  The Registration Statement, including the Prospectuses for the LifePath Portfolios, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

  No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and in the Trust's official sales literature in connection with the offer of the Portfolios' shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.


                              FINANCIAL STATEMENTS

  The audited financial statements, including the schedule of investments, financial highlights and independent auditors' reports for the fiscal year ended February 28, 2002 for each LifePath Portfolio and corresponding LifePath Master Portfolio are hereby incorporated by reference to the Trust's Annual Report, as filed with the SEC on April 24, 2002. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

                                   APPENDIX

  Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and IBCA Inc. and IBCA Limited ("IBCA"):

                               S&P Bond Ratings

                                     "AAA"

  Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                     "AA"

  Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                      "A"

  Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                     "BBB"

  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

  S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the "AAA" (Prime Grade) category.

  Commercial Paper Rating.  The designation "A-1" by S&P indicates that the
  -----------------------
degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an "A-2" designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

                             Moody's Bond Ratings

                                     "Aaa"

  Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                     "Aa"

  Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

                                      "A"

  Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                                     "Baa"

  Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

  Commercial Paper Rating.  The rating Prime-1 ("P-1") is the highest commercial
  -----------------------
paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and this ordinarily is evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers (or relating supporting institutions) rated Prime-2 ("P-2") have a strong capacity for repayment of short-term promissory obligations. This ordinarily is evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, are more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                       Fitch, IBCA, Duff & Phelps, Inc.

  The ratings represent the assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                     "AAA"

  Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                     "AA"

  Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".

                                      "A"

  Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                     "BBB"

  Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

  Short-Term Ratings.  Fitch's short-term ratings apply to debt obligations that
  ------------------
are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

  Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                    "F-1+"

  Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                     "F-1"

  Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

                                     "F-2"

Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

                        BARCLAYS GLOBAL INVESTORS FUNDS
                          FILE NO. 33-54126; 811-7332

                                     PART C

                               OTHER INFORMATION

Item 23.    Exhibits.
            ---------


Exhibit                                        Description
------------------------------------------------------------------------------------------------
  (a)             Agreement and Declaration of Trust, dated November 27, 2001, incorporated by reference to Post-Effective Amendment No. 31, filed January 11, 2002.
------------------------------------------------------------------------------------------------
  (b)             By-Laws, dated November 27, 2001, incorporated by reference to Post-Effective
                  Amendment No. 31, filed January 11, 2002.
------------------------------------------------------------------------------------------------
  (c)             Not applicable.
------------------------------------------------------------------------------------------------
  (d)             Not applicable.
------------------------------------------------------------------------------------------------
  (e)             Amended and Restated Distribution Agreement between Stephens Inc.
                  ("Stephens") and BGIF on behalf of the Funds, dated February 16, 1996, incorporated by reference to Post-Effective Amendment No. 13, filed June 28,
                  1996.
------------------------------------------------------------------------------------------------
  (f)             Not applicable.
------------------------------------------------------------------------------------------------
  (g)             Custody Agreement with Investors Bank & Trust Company ("IBT") on behalf of the Funds, dated October 21, 1996, incorporated by reference to
                  Post-Effective Amendment No. 22, filed July 30, 1999.
------------------------------------------------------------------------------------------------
  (h)(1)          Transfer Agency and Service Agreement with IBT on behalf of the Funds, dated
                  February 27, 1998, incorporated by reference to Post-Effective Amendment No.
                  22, filed July 30, 1999.
------------------------------------------------------------------------------------------------
  (h)(2)          Shareholder Servicing Plan and form of Shareholder Servicing Agreement, incorporated by reference to Post-Effective Amendment No. 31, filed January
                  11, 2002.
------------------------------------------------------------------------------------------------


Exhibit                                        Description
------------------------------------------------------------------------------------------------
  (h)(3)          Co-Administration Agreement among Stephens, Barclays Global Investors, N.A.
                  ("BGI") and Barclays Global Investors Funds ("BGIF") on behalf of the Funds, dated October 21, 1996, as amended February 14, 2000, incorporated by reference to Post-Effective Amendment No. 28, filed April 17, 2001.
------------------------------------------------------------------------------------------------
  (h)(4)          Sub-Administration Agreement among BGI, IBT and BGIF on behalf of the Funds, dated October 21, 1996, incorporated by reference to Post-Effective Amendment
                  No. 14, filed June 30, 1997.
------------------------------------------------------------------------------------------------
  (h)(5)          Service Agreement between Merrill Lynch, Pierce, Fenner & Smith Incorporated and BGIF on behalf of the Funds, dated December 31, 1997, incorporated by reference to Post-Effective Amendment No. 16, filed July 2, 1998.
------------------------------------------------------------------------------------------------
  (h)(6)          Financial Services Agreement between Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated and BGIF on behalf of the Funds, dated December 31, 1997, incorporated by reference to Post-Effective Amendment No. 16, filed July 2,
                  1998.
------------------------------------------------------------------------------------------------
  (i)             Opinion and Consent of Counsel, filed herewith.
------------------------------------------------------------------------------------------------
  (j)(1)          Consent of Independent Auditors, filed herewith.
------------------------------------------------------------------------------------------------
  (j)(2)          Powers of Attorney for Mary G. F. Bitterman, Jack S. Euphrat, W. Rodney
                  Hughes, Lee T. Kranefuss, Richard K. Lyons and Leo Soong, incorporated by reference to Post-Effective Amendment No. 33, filed April 30, 2002.
------------------------------------------------------------------------------------------------
  (j)(3)          Power of Attorney for R. Greg Feltus, incorporated by reference to
                  Post-Effective Amendment No. 14, filed June 30, 1997.
------------------------------------------------------------------------------------------------
  (k)             Not applicable.
------------------------------------------------------------------------------------------------
  (l)             Not applicable.
------------------------------------------------------------------------------------------------
  (m)             Distribution Plan, dated November 27, 2001, incorporated by reference to
                  Post-Effective Amendment No. 31, filed January 11, 2002.
------------------------------------------------------------------------------------------------
  (n)             Rule 18f-3 Multi-Class Plan, dated November 27, 2001, incorporated by reference to Post-Effective Amendment No. 31, filed January 11, 2002.
------------------------------------------------------------------------------------------------


Exhibit                                        Description
------------------------------------------------------------------------------------------------
  (p)(1)          Joint Code of Ethics of BGIF and Master Investment Portfolio ("MIP"),
                  incorporated by reference to Post-Effective Amendment No. 31, filed January
                  11, 2002.
------------------------------------------------------------------------------------------------
  (p)(2)          Code of Ethics of BGFA, incorporated by reference to Post Effective Amendment
                  No. 30, incorporated by reference to Post-Effective Amendment No. 31, filed
                  January 11, 2002.
------------------------------------------------------------------------------------------------
  (p)(3)          Code of Ethics of Stephens, incorporated by reference to Post Effective
                  Amendment No. 30, filed April 30, 2001.
------------------------------------------------------------------------------------------------

Item 24.    Persons Controlled by or Under Common Control with the Fund
            -----------------------------------------------------------

    As of April 1, 2002, each Fund listed below owned approximately the following percentages of the outstanding beneficial interests of the corresponding Master Portfolios of MIP. For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a Fund in the table below is identified as the beneficial owner of more than 25% of the corresponding Master Portfolio and has voting and/or investment powers, it may be presumed to control the Master Portfolio.

                                                                                       Percentage
                                                    Corresponding                    of beneficial
Fund                                              Master Portfolio                   interests held
----------------------------------------------------------------------------------------------------
Asset Allocation Fund               Asset Allocation Master Portfolio (MIP)               100%
----------------------------------------------------------------------------------------------------
Bond Index Fund                     Bond Index Master Portfolio (MIP)                      15%
----------------------------------------------------------------------------------------------------
Institutional Money Market Fund     Money Market Master Portfolio (MIP)                    73%
----------------------------------------------------------------------------------------------------
LifePath Income Portfolio           LifePath Income Master Portfolio (MIP)                 86%
----------------------------------------------------------------------------------------------------
LifePath 2010 Portfolio             LifePath 2010 Master Portfolio (MIP)                   86%
----------------------------------------------------------------------------------------------------
LifePath 2020 Portfolio             LifePath 2020 Master Portfolio (MIP)                   93%
----------------------------------------------------------------------------------------------------
LifePath 2030 Portfolio             LifePath 2030 Master Portfolio (MIP)                   90%
----------------------------------------------------------------------------------------------------
LifePath 2040 Portfolio             LifePath 2040 Master Portfolio (MIP)                   89%
----------------------------------------------------------------------------------------------------
Money Market Fund                   Money Market Master Portfolio (MIP)                     4%
----------------------------------------------------------------------------------------------------
S&P 500 Stock Fund                  S&P 500 Index Master Portfolio (MIP)                   49%
----------------------------------------------------------------------------------------------------

Item 25.   Indemnification.
           ---------------

     Section 10.02 of the Registrant's Agreement and Declaration of Trust provides:

          (a) Subject to the exceptions and limitations contained in paragraph
     (b) below: (i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof; and (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits, or proceedings (civil, criminal, or other, including appeals), actual or threatened, while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorney's fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

          (b)  No indemnification shall be provided hereunder to a Covered
     Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office:
     (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who neither are Interested Persons of the Trust nor are parties to the matter based upon a review of readily-available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily-available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder, by appropriate legal proceedings, may challenge any such determination by the Trustees or by independent counsel.

          (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

          (d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of any undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it ultimately is determined that he or she is not entitled to indemnification under this Section 10.02; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking; (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily-available facts (as opposed to a trial-type inquiry or full investigation), that there is a reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

Item 26.  Business and Other Connections of Investment Adviser.
          ----------------------------------------------------

    The Funds currently do not retain an investment adviser. The corresponding MIP Master Portfolio to the Fund is advised by BGFA, a wholly-owned subsidiary of BGI. BGFA's business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors.

    Each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


Name and Position           Principal Business(es) During at
at BGFA                     Least the Last Two Fiscal Years
--------------------------------------------------------------------------------------------
Garrett Bouton              Chairman and Chief Executive Officer of BGFA and Director of BGI
Director                    45 Fremont Street, San Francisco, CA  94105
--------------------------------------------------------------------------------------------
Patricia Dunn               Managing Director of BGFA and Co-Chairman and Director of BGI
Director                    45 Fremont Street, San Francisco, CA 94105
--------------------------------------------------------------------------------------------
Andrea Zulberti             Chief Administrative Officer of BGFA and BGI
Director                    45 Fremont Street, San Francisco, CA 94105
--------------------------------------------------------------------------------------------
Allison Davis               Chief Financial Officer of BGFA and BGI
                            45 Fremont Street, San Francisco, CA 94105
--------------------------------------------------------------------------------------------

Item 27.  Principal Underwriters.
          ----------------------

    (a) Stephens, distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as distributor for Nations Fund Trust, Nations Fund, Inc., Nations Reserves, Nations Separate Account Trust, Wells Fargo Funds Trust and Wells Fargo Variable Trust and is the exclusive placement agent for Wells Fargo Core Trust, Nations Master Investment Trust, and Master Investment Portfolio, all of which are registered open-end management investment companies, and has acted as principal underwriter for the Liberty Term Trust, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., Nations Balanced Target Maturity Fund, Inc., and Hatteras Income Securities, Inc., closed-end management investment companies. Stephens Capital Management, an operating division of Stephens, acts as an investment adviser for certain funds of The Diversified Investors Fund Group, also an open-end management investment company.

    (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV filed by Stephens with the SEC pursuant to the 1940 Act (file No. 501-15510).

    (c)  Not applicable.

Item 28.  Location of Accounts and Records.
          --------------------------------

    (a) The Registrant maintains accounts, books and other documents required by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens, 111 Center Street, Little Rock, Arkansas 72201.

    (b) BGFA and BGI maintain all Records relating to their services as adviser and co-administrator, respectively, at 45 Fremont Street, San Francisco, California 94105.

    (c) Stephens maintains all Records relating to its services as sponsor, co-administrator and distributor at 111 Center Street, Little Rock, Arkansas 72201.

    (d) IBT maintains all Records relating to its services as sub-administrator and custodian at 89 South Street, Boston, Massachusetts 02111.

Item 29.  Management Services.
          -------------------

    Other than as set forth under the caption "Management" in the Statements of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.  Undertakings.
          ------------

    Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Little Rock, State of Arkansas on the 1st day of July, 2002.

                                        BARCLAYS GLOBAL INVESTORS FUNDS

                                        By: /s/ Richard H. Blank, Jr.
                                            -------------------------
                                            Richard H. Blank, Jr.
                                            Secretary and Treasurer
                                            (Principal Financial Officer)

     Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature                       Title
---------                       -----

/s/ Richard H. Blank, Jr.       Secretary and Treasurer          July 1, 2002
-----------------------------   (Principal Financial Officer)
(Richard H. Blank, Jr.)

            *                   Trustee                          July 1, 2002
-----------------------------
(Mary G. F. Bitterman)

            *                   Trustee                          July 1, 2002
-----------------------------
(Jack S. Euphrat)

            *                   Trustee                          July 1, 2002
-----------------------------
(W. Rodney Hughes)

            *                   Chairman, President and Trustee  July 1, 2002
-----------------------------   (Principal Executive Officer)
(Lee T. Kranefuss)

            *                   Trustee                          July 1, 2002
-----------------------------
(Richard K. Lyons)

            *                   Trustee                          July 1, 2002
-----------------------------
(Leo Soong)


*By: /s/ Richard H. Blank, Jr.
     -------------------------
     Richard H. Blank, Jr.

     As Attorney-in-Fact pursuant to powers of attorney as previously filed. July 1, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 35 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Little Rock, State of Arkansas on the 1st day of July, 2002.

                                        MASTER INVESTMENT PORTFOLIO



                                        By: /s/ Richard H. Blank, Jr.
                                            -------------------------
                                            Richard H. Blank, Jr.
                                            Chief Operating Officer,
                                            Secretary and Treasurer

  Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                       Title
---------                       -----

/s/ Richard H. Blank, Jr.       Secretary and Treasurer          July 1, 2002
------------------------------  (Principal Financial Officer)
(Richard H. Blank, Jr.)

            *                   Trustee                          July 1, 2002
------------------------------
(Mary G. F. Bitterman)

            *                   Trustee                          July 1, 2002
------------------------------
(Jack S. Euphrat)

            *                   Trustee                          July 1, 2002
------------------------------
(W. Rodney Hughes)

            *                   Chairman, President and Trustee  July 1, 2002
------------------------------  (Principal Executive Officer)
(Lee T. Kranefuss)

            *                   Trustee                          July 1, 2002
------------------------------
(Richard K. Lyons)

            *                   Trustee                          July 1, 2002
------------------------------
(Leo Soong)


*By: /s/ Richard H. Blank, Jr.
     -------------------------
     Richard H. Blank, Jr.

     As Attorney-in-Fact pursuant to powers of attorney as previously filed. July 1, 2002

                        BARCLAYS GLOBAL INVESTORS FUNDS
                        SEC FILE Nos. 33-54126; 811-7332

                                 EXHIBIT INDEX


Exhibit Number       Description
Exhibit (i)          .   Opinion and Consent of Counsel - Morrison & Foerster LLP
Exhibit (j)(1)       .   Consent of Independent Auditors - PricewaterhouseCoopers LLP